UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) Filed by the Registrant ☒ Filed by a Party other than the Registrant Check the appropriate box: Preliminary Proxy Statement Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☒ Definitive Proxy Statement Definitive Additional Materials Soliciting Material under §240.14a-12 BlackBerry Limited (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box): ☒ No fee required. Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11. (1) Title of each class of securities to which transaction applies: (2) Aggregate number of securities to which transaction applies: (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): (4) Proposed maximum aggregate value of transaction: (5) Total fee paid: Fee paid previously with preliminary materials. Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. (1) Amount Previously Paid: (2) Form, Schedule or Registration Statement No.: (3) Filing Party: (4) Date Filed:

BLACKBERRY LIMITED Notice of Annual and Special Meeting of the Shareholders NOTICE IS HEREBY GIVEN THAT the Annual and Special Meeting of the shareholders (the Meeting BlackBerry Company June 23, 2020 at 1:00 p.m. (Eastern Time) in a virtual-only format which will be conducted via live audio webcast at https://web.lumiagm.com/254044781 for the following purposes: 1. TO RECEIVE and consider the consolidated financial statements of the Company for the fiscal year ended February 29, 2020 and the a report thereon; 2. TO ELECT the directors of the Company; 3. TO APPOINT the auditors of the Company and to authorize the board of directors to fix the 4. TO CONSIDER an ordinary resolution to approve amendments plan relating to an increase in the number of Common Shares issuable thereunder and to a change 5. TO CONSIDER an ordinary resolution to approve unallocated entitlements under t deferred share unit plan for directors; 6. TO CONSIDER an ordinary resolution to share purchase plan relating to an increase in the number of Common Shares issuable thereunder; 7. TO CONSIDER an advisory (non-binding) resolution on executive compensation; 8. TO CONSIDER an advisory (non-binding) resolution on how frequently the Company should hold an advisory (non-binding) vote on executive compensation; and 9. TO TRANSACT such further and other business as may properly come before the Meeting or any adjournment or adjournments thereof. Details of the foregoing transactions are contained in the accompanying management proxy circular. The management proxy circular is deemed to form part of this notice. A registered shareholder wishing to be represented by proxy at the Meeting or any adjournment thereof must complete the enclosed form of proxy and deposit it registrar, Computershare Investor Services Inc. at 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1 Attention: Proxy Department, by 1:00 p.m. (Eastern Time) on June 19, 2020 or at least 48 hours, excluding Saturdays, Sundays and holidays, prior to any adjournment or postponement of the Meeting at which the proxy is to be used. If you hold your shares through a broker or other intermediary, you should follow the procedures provided by your broker or intermediary. Non-registered/beneficial shareholders may be subject to earlier voting deadlines as specified in their proxy or voting instructions. Shareholders who are unable to attend the Meeting in person are requested to date, complete, sign and return the form of proxy so that as large a representation as possible may be available for the Meeting. DATED at Waterloo, Ontario this 8th day of May, 2020. BY ORDER OF THE BOARD (signed) John Chen, Executive Chair

BLACKBERRY LIMITED Management Proxy Circular for the Annual and Special Meeting of Shareholders Tuesday, June 23, 2020

TABLE OF CONTENTS

CURRENCY	1
QUESTIONS AND ANSWERS ON VOTING RIGHTS AND SOLICITATION OF PROXIES	2
BUSINESS TO BE TRANSACTED AT THE MEETING	7
1. Presentation of Financial Statements	7
2. Election of Directors	7
3. Appointment of Independent Auditors and Authorization of Directors to fix the Auditors' Remuneration	17
4. Approval of Amendments to the Equity Incentive Plan	19
5. Approval of Unallocated Entitlements Under the DSU Plan	22
6. Approval of Amendment to Employee Share Purchase Plan	23
7. Advisory Vote on Executive Compensation	24
8. Advisory Vote on Frequency of Say on Pay Votes	25
EXECUTIVE COMPENSATION	26
DIRECTOR COMPENSATION	47
INDEBTEDNESS OF DIRECTORS AND OFFICERS	49
DIRECTORS' AND OFFICERS' LIABILITY INSURANCE	49
INDEMNIFICATION	49
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON	49
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS	49
CORPORATE GOVERNANCE	64
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	73
ADDITIONAL INFORMATION	74
APPROVAL	74
Schedule A – Change of Auditor Materials	A-1
Schedule B – Equity Incentive Plan	B-1
Schedule C – Deferred Share Unit Plan for Directors	C-1
Schedule D – Employee Share Purchase Plan	D-1
Schedule E – Mandate of the Board of Directors of BlackBerry Limited	E-1

CURRENCY

In this Management Proxy Circular, unless otherwise specified herein, all references to dollar amounts are to U.S. dollars. Unless otherwise noted, all Canadian dollar amounts have been converted into U.S. dollars at the following Bank of Canada average exchange rates:

Fiscal 2020: U.S. $1.00 = CDN $1.3256
Fiscal 2019: U.S. $1.00 = CDN $1.3081
Fiscal 2018: U.S. $1.00 = CDN $1.2880

Any amounts in Canadian dollars have been highlighted by the inclusion of the prefix "CDN" before a specified dollar amount.

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This management proxy circular (the "Management Proxy Circular") is furnished in connection with the solicitation of proxies by management of BlackBerry Limited (the "Company" or "BlackBerry") for use at the annual and special meeting of the shareholders of the Company to be held on Tuesday, June 23, 2020 at 1:00 p.m. Eastern Time (the "Meeting") in a virtual-only format which will be conducted via live audio webcast at https://web.lumiagm.com/254044781 and at any adjournment thereof for the purposes set forth in the enclosed notice of meeting (the "Notice of Meeting"). A form of proxy or voting instruction form accompanies this Management Proxy Circular. Unless otherwise indicated, the information in this Management Proxy Circular is given as at May 8, 2020. This Management Proxy Circular includes information that the Company is required to provide under the requirements of the U.S. Securities and Exchange Commission (the "**SEC**") and applicable disclosure requirements in Canada. Shareholders in the United States should be aware that the applicable disclosure requirements in Canada are different from those of the United States applicable to proxy statements under the *Securities Exchange Act of 1934*, as amended (the "**U.S. Exchange Act**").

QUESTIONS AND ANSWERS ON VOTING RIGHTS AND SOLICITATION OF PROXIES

1. Who is soliciting my proxy?

Proxies are being solicited by management of the Company for use at the Meeting. Proxies will be solicited primarily by mail, but may also be solicited personally, by telephone, electronic mail or by facsimile by employees of the Company. Management may also retain one or more proxy solicitation firms to solicit proxies on its behalf by telephone, electronic mail or by facsimile. Management expects that the costs of retaining a proxy solicitation firm or firms would not exceed $50,000. The costs of solicitation by management will be borne by the Company.

The Company may pay the reasonable costs incurred by persons who are the registered but not beneficial owners of common shares of the Company ("**Common Shares**") such as brokers, dealers, other registrants under applicable securities laws, nominees or custodians, in sending or delivering copies of this Management Proxy Circular, the Notice of Meeting and form of proxy or voting instruction form to the beneficial owners of Common Shares. The Company will provide, without cost to such persons, upon request to the Corporate Secretary of the Company, additional copies of these documents required for this purpose.

2. How can I receive information about the Meeting?

The Company is using the "notice-and-access" system adopted by the Canadian Securities Administrators and the SEC for the delivery of proxy materials to registered and beneficial shareholders through the following website: http://www.envisionreports.com/BlackBerry2020. On or about May 14, 2020, the Company first mailed to shareholders a Notice of Internet Availability of Proxy Materials (the "proxy notice"), containing instructions on how to access this Management Proxy Circular for the Meeting and the Company's Annual Report on Form 10-K for the fiscal year ended February 28, 2020 (which we refer to collectively as the "proxy materials"), which was filed with the SEC and Canadian Securities Administrators on April 7, 2020. The proxy notice also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail. The proxy materials and a form of proxy or voting instruction form were mailed to those shareholders with existing instructions on their account to receive paper material.

The Company is not sending proxy-related materials directly to non-objecting beneficial owners of Common Shares but will make delivery through intermediaries. The Company will pay for intermediaries to deliver proxy-related materials to both non-objecting and objecting beneficial owners of Common Shares.

3. On what items am I voting?

You are being asked to vote on seven items:

(1) the election of nine directors to the Company's board of directors (the "**Board**");

(2) the appointment of PricewaterhouseCoopers LLP ("**PwC**") as the Company's independent auditors and the authorization of the Board to fix the auditors' remuneration;

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(3) amended and restated equity incentive Equity Incentive Plan , relating to an increase in the number of Common Shares issuable ; (4) an ordinary resolution to approve unallocate amended and restated deferred share unit plan for directors DSU Plan (5) ESPP r of Common Shares issuable thereunder; (6) a non-binding advisory vote on the Company s approach to executive compensation as described in this Management Proxy Circular Say on Pay Vote ; and (7) a non-binding advisory vote on how frequently the Company should hold the Say on Pay Vote. 4. Who is eligible to vote? Holders of Common Shares registered on the books of the Company at the close of business on May 4, 2020 (the Record Date ) and their duly appointed representatives are eligible to vote at the Meeting. A shareholder is a registered shareholder if shown as a shareholder on the Record Date on the shareholder list kept by Computershare the Common Shares, in which case a share certificate or statement from a direct registration system will have owned by the shareholder. Registered holders of Common Shares will receive with this Management Proxy Circular a form of proxy from Computershare representing the Common Shares held by the registered shareholder. 5. How is the Meeting being held? This year, to proactively address the challenges and uncertainties of the novel coronavirus disease, also known as COVID-19, employees and other stakeholders, the Company will hold the Meeting in a virtual-only format via a live webcast. The Meeting will not take place in a physical location and shareholders will therefore not be able to attend the Meeting in person. Registered shareholders and duly appointed proxyholders, regardless of their location, will have an equal opportunity to participate in the Meeting and engage with directors and management of the Company. 6. How can I participate in the Meeting? Registered shareholders and duly appointed proxyholders, including non-registered holders who have duly appointed themselves as their proxy, who participate in the Meeting online will be able to listen to the Meeting, ask questions and vote, all in real time, provided that they are connected to the internet. Non-registered shareholders who have not duly appointed themselves as their proxies may still attend the Meeting as guests. Guests will be able to listen to the Meeting but will not be able to vote or ask questions at the Meeting. To participate: Log in online at https://web.lumiagm.com/254044781; and Click I have a login then enter your control number as your username and enter the password . For registered shareholders, the control number is located on your form of proxy or in the e-mail notification that you received. If you attend the Meeting online, it is important that you are connected to the internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to stay connected 3 for the duration of the Meeting. You should allow ample time to check into the Meeting online and complete the related procedures. 7. How can I vote? If you are a registered shareholder and plan to attend the Meeting DO NOT vote your Common Shares online, as your vote will be taken and counted at the Meeting. To vote online during the Meeting, log into the Meeting using your control number and, if you accept the terms and conditions, you will be revoking any and all previously submitted proxies for the Meeting and will be provided the opportunity to vote by online ballot. If you do not wish to revoke a previously submitted proxy, you may log in as a guest but will be unable to vote or ask questions at the Meeting. If you have received a paper form of proxy, you may also sign the form of proxy appointing the persons named in the proxy or some other person or company you choose, who need not be a shareholder of the Company, to represent you as a proxyholder and vote your Common Shares. You may further vote via the internet or telephone by following the instructions on your proxy notice or form of proxy and have the proxy notice or form of proxy available when you access the internet website or place your telephone call. If your Common Shares are registered in the name of an intermediary, such as a bank, trust company, securities broker, trustee, custodian, or other nominee who holds your Common Shares on your behalf (an Intermediary ), or in the name of a clearing agency in which your Intermediary is a participant, please see the answer to the question How do I vote if my Common Shares are held in the name of an Intermediary? 8. What happens if I sign the form of proxy? Signing the form of proxy gives authority to John Chen, Executive Chair of the Board and Chief Executive Officer of the Company, or failing him, V. Prem Watsa, Lead Director of the Board, to vote your Common Shares at the Meeting in accordance with your instructions. You have the right to appoint a person or company (who need not be a shareholder of the Company), other than the persons designated in the form of proxy, to represent you at the Meeting. This right may be exercised by inserting the name of such person or company in the blank space provided in the proxy or by completing another proper form of proxy. 9. What should I do with my completed form of proxy? If you wish to be represented by proxy at the Meeting or any adjournment thereof you must, in all cases, deposit the completed proxy by mail or hand delivery with Computershare at 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1 Attention: Proxy Department, by 1:00 p.m. (Eastern Time) on June 19, 2020 or at least 48 hours, excluding Saturdays, Sundays and holidays, prior to any adjournment or postponement of the Meeting at which the proxy is to be used Proxy Deadline . A proxy should be executed by you or your attorney duly authorized in writing or, if the shareholder is a corporation, by a duly authorized officer or attorney thereof. If you are appointing a person or company to represent you at the Meeting other than the persons designated in the form of proxy, you must deposit your form of proxy appointing that person or company AND then register that proxyholder online with Computershare. To register a third-party proxyholder, shareholders must visit http://www.computershare.com/blackberry by the Proxy Deadline and provide Computershare with the required proxyholder contact so that Computershare may provide the proxyholder with a control number via e-mail. Failure to register the proxyholder AFTER you have submitted your proxy form will result in the proxyholder not receiving a control number that is required to vote at the Meeting. Without a control number, a proxyholder will not be able to vote or ask questions at the Meeting but will be able to participate as a guest. 10. How will my shares be voted if I give my proxy? The Common Shares represented by proxies in favour of persons named therein will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot that may be called for and, if a shareholder specifies a choice with respect to any matter to be acted upon at the Meeting, the Common Shares 4 represented by proxy will be voted accordingly. If a specification is not made with respect to any matter, the form of proxy confers discretionary authority and will be voted as follows: 1) FOR the election as directors of each of the individuals listed herein as proposed nominees; 2) FOR the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company and the authorization of the Board to fix the auditors remuneration; 3) FOR the resolution amending the Equity Incentive Plan, as described in this Management Proxy Circular; 4) FOR the resolution approving the unallocated entitlements under the DSU Plan, as described in this Management Proxy Circular; 5) FOR the resolution amending the ESPP, as described in this Management Proxy Circular; 6) FOR the non-binding advisory resolution to accept the Company s approach to executive compensation, as described in this Management Proxy Circular; and 7) FOR the non-binding advisory resolution that the Company should hold the Say on Pay vote every year. 11. If I change my mind, can I revoke my proxy once I have given it? In addition to any other manner permitted by law, if you are a registered shareholder you may revoke a proxy before it is exercised by instrument in writing executed in the same manner as a proxy and deposited to either (i) the attention of the Corporate Secretary of the Company at the registered office of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used or (ii) with the Chair of the Meeting on the day of the Meeting or any adjournment thereof. If you have followed the process for attending and voting at the Meeting online, voting at the Meeting online will revoke your previous proxy. If you are a non-registered holder, contact your Intermediary to find out how to change or revoke your voting instructions and the timing requirements. 12. What if amendments are made to the matters identified in the Notice of Meeting or other business comes before the Meeting? The form of proxy confers discretionary authority upon the persons named therein to vote with respect to any amendments or variations to the matters identified in the Notice of Meeting and with respect to any other matters that may properly come before the Meeting in such manner as the persons named therein in their judgment may determine. At the date hereof, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. 13. What constitutes a quorum at the Meeting? The presence of two shareholders or proxyholders entitled to cast votes representing at least 25% of the outstanding Common Shares will constitute a quorum at the Meeting or any adjournment of the Meeting. The Company s list of shareholders as of the Record Date has been used to deliver to shareholders the Notice of Meeting and this Management Proxy Circular as well as to determine who is eligible to vote at the Meeting. 14. How many shares are entitled to vote? The authorized share capital of the Company consists of an unlimited number of Common Shares, Class A Shares and Preferred Shares. As of the Record Date, 555,518,584 Common Shares are issued and outstanding, each of which carries the right to one vote on all matters that may come before the Meeting. No Class A Shares or Preferred Shares are currently issued and outstanding. 15. How do I vote if my Common Shares are held in the name of an Intermediary? The information set forth below is of significant importance to many shareholders of the Company, as a substantial number of shareholders do not hold their Common Shares in their own name, and thus are non-registered shareholders. Non-registered shareholders should note that only proxies deposited by shareholders whose names appear on the records of the Company as the registered holders of Common Shares can be recognized and acted upon at the Meeting. Common Shares held by an Intermediary can only be voted 5 by the Intermediary upon the instructions of the non-registered shareholder. Without specific instructions, Intermediaries are prohibited from voting Common Shares.

In accordance with the requirements of applicable Canadian and U.S. securities laws, the Company has distributed copies of a notice about the website availability of the proxy materials and a request for voting instructions (the "**Notice Package**") to the clearing agencies and Intermediaries for onward distribution to registered and non-registered shareholders. The Company will not send the Notice Package directly to non-registered shareholders. It will pay the reasonable costs incurred by Intermediaries to forward the Notice Package to non-registered shareholders. Non-registered shareholders with existing instructions on their account to receive paper material will receive a paper copy of this Management Proxy Circular and the Company's Annual Report on Form 10-K.

Non-registered shareholders will be given a voting instruction form which, when properly completed and signed by the non-registered shareholder and returned to the Intermediary, will constitute voting instructions which the Intermediary must follow.

If you are a non-registered shareholder, you should ensure that instructions respecting the voting of your Common Shares are communicated in a timely manner and in accordance with the instructions provided by your Intermediary. Applicable regulatory rules require Intermediaries to seek voting instructions from non-registered shareholders in advance of shareholders' meetings. **Every Intermediary has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by non-registered shareholders in order to ensure that their Common Shares are voted at the Meeting.**

A non-registered shareholder who wishes to vote may attend the Meeting as proxyholder for the Intermediary and vote their non-registered shareholders' Common Shares in that capacity. **If you are a non-registered shareholder who wishes to attend the Meeting and vote your Common Shares, you must appoint yourself as a proxyholder first AND then also register online with Computershare.** To appoint yourself as proxyholder, **you should enter your own name in the blank space on the voting instruction form provided to you by your Intermediary and return it to the Intermediary in accordance with the instructions provided by the Intermediary.** To register online, you must visit http://www.computershare.com/blackberry by the Proxy Deadline and provide Computershare with your contact information so that Computershare may provide you with a control number via e-mail. **If you do not register AFTER you have submitted your voting instruction form, you will not receive a control number and you will not be able to vote or ask questions at the Meeting but will be able to participate as a guest**.

Requests for registration from non-registered shareholders located in the United States that wish to attend, participate or vote at the Meeting or, if permitted, appoint a third party as their proxyholder must be sent by e-mail or by courier to: uslegalproxy@computershare.com (if by e-mail), or Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1 (if by courier), and in both cases, must be labeled as "legal proxy" and received by no later than 1:00 p.m. (Eastern Time) on June 19, 2020.

16. Is my vote confidential?

Under normal conditions, confidentiality of voting is maintained by virtue of the fact that Computershare tabulates proxies and votes. However, such confidentiality may be lost as to any proxy or ballot if a question arises as to its validity or revocation or any other like matter. Loss of confidentiality may also occur if the Board decides that disclosure is in the interest of the Company or its shareholders.

17. What if I have other questions?

If you have a question regarding the Meeting, please contact Computershare as follows:

By Mail:	100 University Avenue, 8th Floor, Toronto, ON M5J 2Y1
By Telephone:	1-800-564-6253
By Internet:	investorcentre.com

BlackBerry Limited
2200 University Avenue East
Waterloo, Ontario, Canada N2K 0A7

6

BUSINESS TO BE TRANSACTED AT THE MEETING 1. Presentation of Financial Statements The audited consolidated financial statements of the Company for the fiscal year ended February 29, 2020 ( Fiscal 2020 ), and the report of the auditors thereon, will be placed before the Meeting. These audited comparative consolidated financial statements, which are included in the Company s Annual Report on Form 10-K, were mailed to the Company s registered and beneficial shareholders who requested it. The Company s Annual Report on Form 10-K is available on the Company s website at www.blackberry.com and on the System for Electronic Document Analysis and Retrieval (SEDAR) in Canada at www.sedar.com and on the U.S. Securities and Exchange Commission s Electronic Data Gathering, Analysis, and Retrieval system (EDGAR) system at www.sec.gov. 2. Election of Directors The Company s articles of amalgamation provide for the Board to consist of a minimum of one and a maximum of fifteen directors. The number of directors to be elected at the Meeting has been fixed by the Board at nine. All of the proposed nominees are currently directors of the Company and have been directors since the dates indicated below. Each director elected at the Meeting will hold office until the next annual meeting of shareholders or until his or her successor is duly elected or appointed. Unless the shareholder directs that his or her Common Shares be otherwise voted or withheld from voting in connection with the election of any particular director or directors, the persons named in the form of proxy will vote FOR the election of each of the nine nominees whose names are set forth below. Management does not contemplate that any of the following nominees will be unable to serve as a director, but if that should occur for any reason prior to the Meeting, the persons named in the form of proxy will have the right to vote for another nominee in their discretion. The following pages set out the names of the proposed nominees for election as directors together with, as applicable, their independence or non-independence under applicable securities laws and stock exchange rules, province or state and country of residence, age, year first elected or appointed as a director of the Company, present principal occupation, current membership on standing committees of the Board, record of attendance at meetings of the Board and its standing committees, directorships of other publicly-traded companies during the preceding five years, public company board interlocks and key skills and qualifications. Also indicated for each person proposed as a director are the number and value on the Record Date of Common Shares beneficially owned, directly or indirectly, or over which control was exercised and the number of deferred share units ( DSUs ) credited to the person under the amended and restated deferred share unit plan for directors (the DSU Plan .1, 2 1 The value of Common Shares/DSUs as of the Record Date was calculated using the closing price of the Common Shares on the New York Stock NYSE on the Record Date, which was $4.26 per Common Share. 2 Directors who are also officers of the Company are not compensated for Board service and do not receive DSUs. Mr. Chen is the only director who is also an officer of the Company. The following tables reflect Common Share and DSU ownership or control only and do not reflect restricted share unit information for Mr. Chen, which is reported under Executive Compensation G. Summary Compensation Table and Disclosures in this Management Proxy Circular. 7

John Chen, California, United States
(Non-Independent Director)



Mr. Chen, 64, has served as Executive Chair of the Board and Chief Executive Officer of the Company since November 2013. Prior to joining the Company, Mr. Chen was the Chief Executive Officer of Sybase Inc. from 1998 to 2012 and the Chairman of Sybase from 1998 to 2010. Prior to Sybase, Mr. Chen held executive positions at Siemens AG, Pyramid Technology Corp. and Burroughs Corp. He started his career as a design engineer with Unisys Corp. Mr. Chen has a bachelor's degree in electrical engineering from Brown University and a master's degree in electrical engineering from California Institute of Technology (Caltech). Mr. Chen holds several honorary degrees and has received awards and honors for his leadership in building U.S.-Asia relations. Mr. Chen was appointed to serve on the President's Export Council in 2005 and was appointed as co-chair of the Secure Borders and Open Doors Advisory Committee in 2006. He has also chaired the U.S-China Policy Advisory Roundtable for the Center for Strategic and International Studies. Mr. Chen is a trustee of Caltech and has also served as a Special Advisor to Silver Lake, a private investment firm.

Board/Committee Membership	Attendance		Public Board Membership in Past Five Years & Interlock	
			Name of Issuer	Period of Service
Board	5/5	100%	**Current Boards** None	
Overall attendance	5/5	100%	**Other Boards in Past 5 Years** The Walt Disney Company Wells Fargo	 2004 - 2019 2006 - 2018
			Board Interlock None	

Skills and Qualifications

- Advanced Technology
- Executive Leadership
- International Business
- Public Company Governance

Securities Held

	Common Shares (#)	DSUs (#)	Total Common Shares/DSUs (#)	Total value of Common Shares/DSUs
As of the Record Date	6,783,191	N/A	6,783,191	$28,896,394

Annual Meeting Voting Results

Year	Votes For	% of Votes For	Votes Withheld	% of Votes Withheld
2019	272,338,070	96.83%	8,905,391	3.17%

8

Michael A. Daniels, Colorado, United States
(Independent Director)



Mr. Daniels, 74, has served as a director of the Company since October 2014. Mr. Daniels currently serves on the board of directors of Mercury Systems, Inc. and CACI International Inc. and as Chairman of Two Six Labs, LLC. Mr. Daniels also currently serves as a director of the Northern Virginia Technology Council and the Virginia Chamber of Commerce. He also leads the National Advisory Board of the American Enterprise Institute Center for Internet, Communications and Technology Policy. Mr. Daniels previously held various senior management positions at Science Applications International Corporation ("**SAIC**") from 1986 to 2004. While at SAIC, Mr. Daniels identified and acquired Network Solutions, Inc. and served as Chairman from 1995 until 2000 when the company was acquired by VeriSign, Inc. Mr. Daniels was Chairman and CEO of Mobile 365, Inc. from 2005 until the sale of the company to Sybase Inc. in 2006. He then served as a director of Sybase from 2007 until its acquisition by SAP in 2010. He has also served as Chairman of GlobalLogic Inc., Invincea, Inc. and the Logistics Management Institute, and as a director of VeriSign, Inc., Apogen Technologies, Inc. and Telcordia Technologies, Inc.

Board/Committee Membership	Attendance		Public Board Membership in Past Five Years & Interlock	
			Name of Issuer	Period of Service
Board	5/5	100%	**Current Boards** Mercury Systems, Inc. CACI International Inc.	 2010 - present 2013 - present
Compensation, Nomination and Governance Committee	4/4	100%		
Overall attendance	9/9	100%	**Other Boards in Past 5 Years** None **Board Interlock** Ms. Disbrow – Mercury Systems	

Skills and Qualifications

- Advanced Technology
- Cybersecurity
- Executive Leadership
- Government Affairs
- Public Company Governance

Securities Held

	Common Shares (#)	DSUs (#)	Total Common Shares/DSUs (#)	Total value of Common Shares/DSUs
As of the Record Date	26,077	132,258	158,335	$674,507

Annual Meeting Voting Results

Year	Votes For	% of Votes For	Votes Withheld	% of Votes Withheld
2019	276,590,453	98.35%	4,653,008	1.65%

9

Timothy Dattels, California, United States
(Independent Director)



Mr. Dattels, 61, has served as a director of the Company since July 2012. Mr. Dattels serves as the Managing Partner for TPG Asia based in Hong Kong and is a member of the firm's Executive Committee. Prior to joining TPG in 2004, Mr. Dattels served as a Partner and Managing Director of Goldman, Sachs & Co., where he advised several of Asia's leading entrepreneurs and governments as head of Investment Banking for all Asian countries outside of Japan from 1996 to 2000. In addition, he served on the firm's Management Committee in Asia. He received an MBA from Harvard Business School and a BA, with Honors, from the University of Western Ontario. Mr. Dattels serves or has served on the boards of directors of Parkway Holdings, Shangri-La Asia Ltd., Sing Tao News Corporation Ltd., Primedia, Inc., SFJazz, the Jackson Laboratory, and is a member of Northstar Equity Partners' investment committee.

Board/Committee Membership	Attendance		Public Board Membership in Past Five Years & Interlock	
			Name of Issuer	Period of Service
Board	5/5	100%	**Current Boards** Shangri-La Asia Ltd. **Other Boards in Past 5 Years** None **Board Interlock** None	 2004 - present
Overall attendance	5/5	100%		

Skills and Qualifications

- Finance
- Executive Leadership
- International Business

Securities Held

	Common Shares (#)	DSUs (#)	Total Common Shares/DSUs (#)	Total value of Common Shares/DSUs
As of the Record Date	-	186,054	186,054	$792,590

Annual Meeting Voting Results

Year	Votes For	% of Votes For	Votes Withheld	% of Votes Withheld
2019	279,672,323	99.44%	1,571,138	0.56%

10

Lisa Disbrow, Virginia, United States
(Independent Director)



Ms. Disbrow, 57, has served as a director of the Company since August 2019. Ms. Disbrow currently serves on the board of directors of Mercury Systems, Inc. and Perspecta Inc. She was the Senate-confirmed Under Secretary of the United States Air Force from January 2015 to June 2017 and served as Acting Secretary of the U.S. Air Force from January 2017 to May 2017. Ms. Disbrow has a BA from the University of Virginia and an MA from The George Washington University. She was commissioned into the U.S. Air Force in 1985 and served on active duty until 1992, working primarily in intelligence and operational planning. After Operation Desert Storm, she transitioned to the Air Force Reserve, retiring as a colonel in 2008. Over the course of her federal civilian career, she held key positions on the National Security Council staff, on the Joint Staff and at the National Reconnaissance Office.

Board/Committee Membership	Attendance		Public Board Membership in Past Five Years & Interlock	
			Name of Issuer	Period of Service
Board[1]	2/2	100%	**Current Boards** Mercury Systems, Inc. Perspecta Inc. **Other Boards in Past 5 Years** None **Board Interlock** Mr. Daniels – Mercury Systems	2017 - present 2018 - present
Audit and Risk Management Committee[2]	1/2	50%		
Overall attendance	3/4	76%		

Skills and Qualifications

- Accounting and Finance
- Cybersecurity
- Executive Leadership
- Government Affairs
- Risk Management

Securities Held

	Common Shares (#)	DSUs (#)	Total Common Shares/DSUs (#)	Total value of Common Shares/DSUs
As of the Record Date	-	35,842	35,842	$152,687

Annual Meeting Voting Results

Year	Votes For	% of Votes For	Votes Withheld	% of Votes Withheld
2019	N/A	N/A	N/A	N/A

[1] Ms. Disbrow's attendance reflects her appointment to the Board on August 26, 2019, after which there were two meetings of the Board in Fiscal 2020.

[2] Ms. Disbrow's attendance reflects her appointment to the Audit and Risk Management Committee of the Board on August 26, 2019, after which there were two meetings of such committee in Fiscal 2020.

11

Richard Lynch, Pennsylvania, United States
(Independent Director)



Mr. Lynch, 71, has served as a director of the Company since February 2013. Mr. Lynch has a bachelor's and master's degrees in electrical engineering from Lowell Technological Institute (now University of Massachusetts) and post-graduate executive education from the Wharton School at the University of Pennsylvania and the Johnson School of Management at Cornell University. Since September 2011, Mr. Lynch has been President of FB Associates, LLC, which provides advisory and consulting services at the intersection of technology, marketing and business operations. Prior to his current role, Mr. Lynch served as Executive Vice-President & Chief Technology Officer of Verizon Communications and Verizon Wireless. He is a Life Fellow of The Institute of Electrical and Electronic Engineers and currently serves as Chairman of Ribbon Communications and as a director of VectoIQ Acquisition Corp., iconectiv and Cohere Technologies, Inc. Mr. Lynch was a director of Ruckus Wireless Inc. from 2012 to 2016 and has also served on a number of professional organizations including the GSM Association, the CDMA Development Group, the Federal Communications Commission Technical Advisory Committee and the Communications Security Reliability and Interoperability Council. Mr. Lynch has been honored with the President's Award by the Cellular Telecommunications and Internet Association and has also been inducted into the Wireless History Foundation's Hall of Fame.

Board/Committee Membership	Attendance		Public Board Membership in Past Five Years & Interlock	
			Name of Issuer	Period of Service
Board	5/5	100%	**Current Boards** Ribbon Communications VectoIQ Acquisition Corp.	 2014 - present 2018 - present
Compensation, Nomination and Governance Committee	4/4	100%		
Overall attendance	9/9	100%	**Other Boards in Past 5 Years** Ruckus Wireless Inc. **Board Interlock** None	 2012 - 2016

Skills and Qualifications

- Advanced Technology
- Executive Leadership
- Public Company Governance

Securities Held

	Common Shares (#)	DSUs (#)	Total Common Shares/DSUs (#)	Total value of Common Shares/DSUs
As of the Record Date	-	162,150	162,150	$690,759

Annual Meeting Voting Results

Year	Votes For	% of Votes For	Votes Withheld	% of Votes Withheld
2019	276,486,880	98.31%	4,756,581	1.69%

12

Laurie Smaldone Alsup, New Jersey, United States
(Independent Director)



Dr. Laurie Smaldone Alsup, 66, has served as a director of the Company since June 2015. She has a BA from Fordham College and an MD from Yale University, where she completed her residency in Internal Medicine and fellowship in Medical Oncology. Since March 2016, Dr. Smaldone Alsup has been Chief Scientific Officer and Chief Medical Officer of NDA Group AB, a leading drug development consulting company (which merged with PharmApprove, where Dr. Smaldone Alsup had been President and Chief Scientific Officer since August 2011). She was previously Chief Executive Officer of Phytomedics Inc., prior to which she held clinical and regulatory leadership roles at Bristol Myers Squibb, including Senior Vice President of Global Regulatory Science and Vice President of Corporate Strategy and Business Risk Management. Dr. Smaldone Alsup serves as a director of Theravance Biopharma, Inc. and Arvinas, Inc. and previously served as a director of Kalobios Pharmaceuticals, Inc. She has also served with numerous professional and charitable organizations including the Cancer Institute of New Jersey, the Conference Board Strategic Risk Management Council and the McCarter Theatre in Princeton, New Jersey.

Board/Committee Membership	**Attendance**		**Public Board Membership in Past Five Years & Interlock**	
			Name of Issuer	**Period of Service**
Board	5/5	100%	**Current Boards** Theravance Biopharma, Inc. Arvinas, Inc.	 2018 - present 2019 - present
Audit and Risk Management Committee	4/4	100%		
Overall attendance	9/9	100%	**Other Boards in Past 5 Years** Kalobios Pharmaceuticals, Inc.	 2013 - 2015
			Board Interlock None	

Skills and Qualifications

- Executive Leadership
- Regulatory Affairs
- Risk Management

Securities Held

	Common Shares (#)	**DSUs (#)**	**Total Common Shares/DSUs (#)**	**Total value of Common Shares/DSUs**
As of the Record Date	-	120,935	120,935	$515,183

Annual Meeting Voting Results

Year	**Votes For**	**% of Votes For**	**Votes Withheld**	**% of Votes Withheld**
2019	279,689,940	99.45%	1,553,521	0.55%

13

Barbara Stymiest, Ontario, Canada
(Independent Director)



Ms. Stymiest, 63, has served as a director of the Company since March 2007 and as Chair of the Audit and Risk Management Committee since November 2013. Ms. Stymiest was Chair of the Company from January 2012 until November 2013. She has an HBA from the Richard Ivey School of Business, University of Western Ontario and an FCA, FCPA from the Chartered Professional Accountants of Ontario. Ms. Stymiest is currently a corporate director. From 2004 to 2011, Ms. Stymiest was a member of the Group Executive of the Royal Bank of Canada which is responsible for the Bank's overall strategic direction. Prior to that, she held positions as Chief Executive Officer at TMX Group Inc., Executive Vice-President and Chief Financial Officer at BMO Capital Markets and Partner of Ernst & Young LLP. Ms. Stymiest currently serves as a director of George Weston Limited, Sun Life Financial Inc. and the University Health Network, and as Chair of the Canadian Institute for Advanced Research.

Board/Committee Membership	**Attendance**		**Public Board Membership in Past Five Years & Interlock**	
			Name of Issuer	**Period of Service**
Board	5/5	100%	**Current Boards** George Weston Limited Sun Life Financial Inc.	 2011 - present 2012 - present
Audit and Risk Management Committee	4/4	100%		
Compensation, Nomination and Governance Committee	4/4	100%	**Other Boards in Past 5 Years** None	
Overall attendance	13/13	100%	**Board Interlock** None	

Skills and Qualifications

- Accounting and Finance
- Executive Leadership
- Public Company Governance
- Risk Management

Securities Held

	Common Shares (#)	**DSUs (#)**	**Total Common Shares/DSUs (#)**	**Total value of Common Shares/DSUs**
As of the Record Date	10,000	200,262	210,262	$853,116

Annual Meeting Voting Results

Year	**Votes For**	**% of Votes For**	**Votes Withheld**	**% of Votes Withheld**
2019	275,432,546	97.93%	5,810,914	2.07%

14

V. Prem Watsa, Ontario, Canada
(Independent Lead Director)



Mr. Watsa, 69, served as a director of the Company from January 2012 to August 2013 and has been the Lead Director of the Board and Chair of the Compensation, Nomination and Governance Committee (the "**CNG Committee**") since November 2013. He has a bachelor's degree in chemical engineering from the Indian Institute of Technology in Madras, India and obtained his MBA from the Richard Ivey School of Business at the University of Western Ontario. He is also a holder of the Chartered Financial Analyst designation. Mr. Watsa is currently Chairman and has served as Chief Executive Officer of Fairfax Financial Holdings Limited ("**Fairfax**") since 1985. Mr. Watsa is also the Chairman of the boards of directors of Fairfax India Holdings Corporation and Fairfax Africa Holdings Corporation, Fairfax's publicly-traded subsidiaries. He is also Vice Chairman of Hamblin Watsa Investment Counsel, a subsidiary of Fairfax. Prior to joining Fairfax, he held various positions with Confederation Life Insurance Company and GW Asset Management. In addition to the public boards indicated below, Mr. Watsa is a member of the board of trustees of the Hospital for Sick Children Foundation, a member of the Advisory Board for the Richard Ivey School of Business, a member of the board of directors of the Royal Ontario Museum Foundation, and Chairman of the Investment Committee of St. Paul's Anglican Church in Toronto.

Board/Committee Membership	**Attendance**		**Public Board Membership in Past Five Years & Interlock**	
			Name of Issuer	**Period of Service**
Board	4/5	80%	**Current Boards** Fairfax Financial Holdings Limited Fairfax India Holdings Corporation Fairfax Africa Holdings Corporation **Other Boards in Past 5 Years** None **Board Interlock** None	1985 - present 2015 - present 2016 - present
Compensation, Nomination and Governance Committee	4/4	100%		
Overall attendance	8/9	89%		

Skills and Qualifications

- Finance
- Executive Leadership
- International Business
- Public Company Governance

Securities Held[1]

	Common Shares (#)	**DSUs (#)**	**Total Common Shares/DSUs (#)**	**Total value of Common Shares/DSUs**
As of the Record Date	129,000	147,812	276,812	$1,179,219

Annual Meeting Voting Results

Year	**Votes For**	**% of Votes For**	**Votes Withheld**	**% of Votes Withheld**
2019	257,956,954	91.72%	23,286,507	8.28%

[1] In addition, as of the Record Date, Fairfax and certain of its controlled subsidiaries and group companies beneficially owned approximately 46.7 million Common Shares representing approximately 8.41% of the issued and outstanding Common Shares, or 96.7 million Common Shares representing approximately 17.41% of the issued and outstanding Common Shares assuming conversion of all of its 3.75% unsecured subordinated debentures of the Company due 2020 (the "**3.75% Debentures**") and after giving effect to the conversion. Mr. Watsa is the Chairman and Chief Executive Officer of Fairfax and beneficially owns shares carrying approximately 42.5% of the votes attached to all outstanding shares of Fairfax.

15

Wayne Wouters, Ontario, Canada
(Independent Director)



The Hon. Wayne Wouters, PC, OC, 69, has served as a director of the Company since October 2015. Mr. Wouters has an honours bachelor of commerce degree from the University of Saskatchewan and a master's degree in economics from Queen's University. He has been a Strategic and Policy Advisor to McCarthy Tétrault LLP since April 2015 and is also a director of Champion Iron Limited and Dexterra, and a member of the Board of Trustees of United Way Worldwide. From 2009 to 2014, Mr. Wouters was the Clerk of the Privy Council of Canada and, in that capacity, held the roles of Deputy Minister to the Prime Minister, Secretary to the Cabinet and Head of the Public Service. Prior to his tenure as Clerk, Mr. Wouters was Secretary of the Treasury Board of Canada and served in deputy ministerial and other senior positions in the Canadian public service. Mr. Wouters has received numerous awards, including Honorary Doctorates of Laws from the Universities of Saskatchewan and Manitoba, the Queen's Diamond Jubilee Medal and the André Mailhot Award for lifetime achievement from the United Way Canada. He was inducted by the Prime Minister as a member of the Privy Council in 2014 and was invested into the Order of Canada as a member in 2017.

Board/Committee Membership	**Attendance**		**Public Board Membership in Past Five Years & Interlock**	
			Name of Issuer	**Period of Service**
Board	5/5	100%	**Current Boards** Champion Iron Limited	2016 - current
Audit and Risk Management Committee	4/4	100%		
Overall attendance	9/9	100%	**Other Boards in Past 5 Years** None **Board Interlock** None	

Skills and Qualifications

- Executive Leadership
- Government Affairs
- International Business

Securities Held

	Common Shares (#)	**DSUs (#)**	**Total Common Shares/DSUs (#)**	**Total value of Common Shares/DSUs**
As of the Record Date	-	113,803	113,803	$484,801

Annual Meeting Voting Results

Year	**Votes For**	**% of Votes For**	**Votes Withheld**	**% of Votes Withheld**
2019	279,662,375	99.44%	1,581,086	0.56%

16

Advance Notice By-Law

In 2014, shareholders confirmed Amended and Restated By-Law No. A4, a by-law relating generally to the nomination of persons for election of directors of the Company (the "**Advance Notice By-Law**"), which establishes a framework for advance notice of nominations of persons for election to the Board. The Advance Notice By-Law sets deadlines of a prescribed number of days before a shareholders' meeting for a shareholder to notify the Company of its intention to nominate one or more directors, and explains the information that must be included with the notice for it to be valid. The Advance Notice By-Law applies at an annual meeting of shareholders or a special meeting of shareholders that was called to elect directors (whether or not also called for other purposes), and may be waived by the Board.

In the case of an annual meeting of shareholders, notice to the Company pursuant to the Advance Notice By-Law must be given not less than 30 nor more than 65 days prior to the date of the annual meeting. In the event that the annual meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be given not later than the close of business on the 10th day following the notice date. In the case of a special meeting of shareholders (which is not also an annual meeting), notice to the Company pursuant to the Advance Notice By-Law must be given not later than the close of business on the 15th day following the day on which the first public announcement of the date of the meeting was made. As at the date of this Management Proxy Circular, the Company has not received any additional director nominations for the Meeting.

Penalties, Sanctions and Bankruptcies

On May 27, 2011, Phytomedics, Inc. ("**Phytomedics**") filed a voluntary petition for relief under Chapter 7 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of New Jersey. Dr. Smaldone Alsup was Chief Executive Officer, President and a member of the board of directors of Phytomedics from April 2008 until the date of the bankruptcy filing when a trustee was appointed.

On November 21, 2013, TranSwitch Corporation ("**TranSwitch**") filed a voluntary petition for relief under Chapter 7 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Connecticut. Mr. Lynch was a member of the board of directors of TranSwitch from November 2010 and the chairman of the board from July 2012, until termination of the board on the date of the bankruptcy filing when a trustee was appointed.

On December 28, 2015, Kalobios Pharmaceuticals, Inc. ("**Kalobios**") filed a voluntary petition for protection under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. Dr. Smaldone Alsup was a member of the board of directors of Kalobios from October 2013 until her resignation on November 19, 2015.

3. Appointment of Independent Auditors and Authorization of Directors to fix the Auditors' Remuneration

At the Meeting, shareholders will be asked to vote on the appointment of PricewaterhouseCoopers LLP ("**PwC**") as independent auditors of the Company to hold office until the next annual meeting of shareholders or until a successor is appointed, and to authorize the Board to fix the auditors' remuneration. PwC was engaged to serve as the Company's auditors in April 2020 following a review of the audit services provided to the Company and consideration of numerous factors, including audit quality, sector experience, innovation and technology, cultural fit, fees, independence and the benefits of tenure versus fresh insights into the Company's business. The Board believes that the engagement of PwC as the Company's independent public accounting firm for fiscal 2021 is in the best interest of the Company and its shareholders. One or more representatives of PwC will attend the Meeting, will be available to respond to appropriate questions from shareholders and will have an opportunity to make a statement if they desire to do so.

In accordance with Section 4.11(4) of National Instrument 51-102 of the Canadian Securities Administrators, attached as Schedule A to this Management Proxy Circular are the materials that were filed with or furnished to the SEC and applicable securities commissions and similar regulatory authorities in Canada by the Company in connection with the change of the auditors.

Ernst & Young LLP ("**EY**") served as the Company's independent registered public accounting firm since 1997. The reports of EY on the consolidated financial statements of the Company for the fiscal years ended February 29, 2020

17

and February 28, 2019 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of EY on the effectiveness of internal control over financial reporting as of February 29, 2020 and February 28, 2019 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended February 29, 2020 and February 28, 2019, and the subsequent interim period through the effective date, there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused them to make reference thereto in their reports on the financial statements for such fiscal years. During the fiscal years ended February 29, 2020 and February 28, 2019, there were no matters that were either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K. For Fiscal 2020 and the fiscal year ended February 28, 2019 ( Fiscal 2019 ), the Company incurred the following fees for the services of EY: Fiscal 2020 Fiscal 2019 Audit Fees $2,602,343 $3,227,386 Audit-Related Fees $1,030,000 $1,028,884 Tax Fees $0 $7,205 All Other Fees $513,400 $39,714 Total Fees $4,145,743 $4,303,189 The nature of each category of fees is described below. Audit Fees Audit fees were paid for professional services rendered by EY for the audit of the Company s annual financial statements or services that are normally provided by EY in connection with statutory and regulatory filings or engagements. Audit-Related Fees Audit-related fees were paid for assurance and related services rendered by EY that are reasonably related to the performance of the audit or review of the Company s financial statements and are not reported above as udit Fees . Audit-related services included provision of assurance services related to certain contractual compliance clauses, as . Tax Fees Tax fees were paid for professional services rendered by EY for tax compliance, tax advice, tax planning and other services. Tax services provided included international tax compliance engagements. All Other Fees Other fees paid for Fiscal 2020 were for ancillary non-audit services rendered by EY related to litigation subpoena assistance, SOC2 audit compliance in Israel, and procedures related to registration statements and to a transaction that was not completed. The Board recommends a vote FOR the appointment of PwC as independent auditors of the Company for the fiscal year ending February 28, 2021 and authorizing the Board to fix the auditors remuneration. If shareholders do not ratify the selection of PwC as the independent public accounting firm for the Company for fiscal 2021, the Board will 18 reconsider whether to engage PwC but may ultimately determine to engage PwC or another audit firm without resubmitting the matter to shareholders. Unless a shareholder directs that his or her Common Shares are to be withheld from voting in connection with the appointment of auditors, the persons named in the form of proxy will vote FOR the appointment of PricewaterhouseCoopers LLP as auditors of the Company until the next annual meeting of shareholders or until a successor is appointed, and to authorize the Board to fix the auditors remuneration. Audit and Risk Management Committee Pre-Approval Policy All audit and permissible non-audit services to be s are pre-approved by the Audit and Risk Management Committee. Any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit and Risk Management Committee has delegated to its Chair authority to pre-approve proposed audit and non-audit services provided that each individual engagement is not more than $100,000 and that the aggregate for all engagements does not exceed $250,000 in any year. All audit and non-audit services performed by EY during the fiscal year ended February 29, 2020 were approved in accordance with this policy. 4. Approval of Amendments to the Equity Incentive Plan The Equity Incentive Plan is briefly described in this section and is described in detail in this Management Proxy Securities Authorized for Issuance Under Equity Compensation Plans Equity Incentive Plan These descriptions are qualified in their entirety by the complete text of the Equity Incentive Plan, which is attached to this Management Proxy Circular as Schedule B. Background At the Meeting, shareholders will be asked to consider, and if thought advisable, to approve amendments to the Equity Incentive Plan to: (i) increase the number of Common Shares available for issuance thereunder by 12,000,000 Common Shares to 45,875,000 Common Shares thereunder to include consultants to the Company and any of its affiliates as designated by the Board. The Board has approved these amendments, subject to shareholder approval. The Equity Incentive Plan was originally approved by the Board on May 21, 2013 and was confirmed by the shareholders of the Company at the annual and special meeting held on July 9, 2013. Subsequent amendments to the Equity Incentive Plan increasing the maximum number of Common Shares authorized for issuance thereunder were approved by the Board and confirmed by the shareholders of the Company in 2015 and 2017. The maximum number of Common Shares authorized for issuance under the Equity Incentive Plan has not been increased in the three years since 2017. The Equity Incentive Plan is considered to be an for purposes of the rules of the Toronto Stock TSX Under TSX rules, a majority of the shareholders of a listed company must approve unallocated entitlements under evergreen plans every three years. This 4, 2019, 22. Awards Under RSUs Options to its employees and employees of its affiliates and, if the amendments to the Equity Incentive Plan are approved by shareholders, the Company will also be able to issue RSUs and Options to its consultants and to consultants of its affiliates. RSU granted counts against the number of Common Shares available for issuance under the Equity Incentive Plan at Awards granted under the Equity Incentive Plan is counted as one share against the Common Share reserve, and each Option granted under the Equity Incentive Plan is counted as 0.625 share against the Common Share reserve. 19

If any Award is forfeited or expires, or an Award is settled for cash (in whole or in part), then in each such case the Common Shares subject to such Award will, to the extent of such forfeiture, expiration or cash settlement, be added Cancellation Addition the event that withholding tax liabilities arising from an RSU are satisfied by the tendering of shares (either actually or by attestation) or by the withholding of Common Shares by the Company, the Common Shares so tendered or withheld will be added to the Common Shares available for Awards under the Equity Incentive Plan (each, a Withholding Addition Addition or a Withholding Addition will be added as one Common Share for every RSU and as 0.625 Common Share for every Option. As of the Record Date, 24,682,903 RSUs and 495,966 Options are outstanding under the Equity Incentive Plan, which in the aggregate represents approximately 4.53% of the . As of the Record Date, 4,093,964 Common Shares remain available for issuance under the Equity Incentive Plan, which represents approximately 0.74 Purpose of Amendment to Increase Share Reserve Since the amendment to the Equity Incentive Plan was approved by shareholders in 2017, the Company has completed its strategic transformation into a leading provider of intelligent security software and services to enterprise and governments around the world. The Company now leverages artificial intelligence and machine learning to deliver innovative solutions in the areas of cybersecurity, safety and data privacy, and is a leader in the areas of endpoint security management, encryption and embedded systems. To accelerate the growth of its capabilities, the Company acquired Cylance Inc. in February 2019, the most significant acquisition in its history, as a result of which the identify, attract, develop, motivate and retain skilled employees, including members of its executive team and key employees of acquired businesses. Competition for talented management, technical, research and development and other employees is intense and increasing in the industries in which the Company participates. Most of the peer companies equity compensation programs. In the first quarter of Fiscal 2019, to retain Mr. Chen and provide him with incentives to extend his leadership of the Company as Executive Chair through an important growth phase for the Company, the Board approved an equity award to Mr. Chen under and in accordance with the Equity Incentive Plan, with vesting over a period of five years Chen Extension . The Company does not intend to grant additional long-term equity awards to Mr. Chen prior to November 2023. The Company believes that the Equity Incentive Plan shareholders. The purpose of the proposed amendment to increase the number of Common Shares issuable under the Equity Incentive Plan is to enable the Company to continue its practice of granting equity awards to its employees, including in connection with future strategic transactions. Burn Rate and Overhang s 1.38%. This rate represents an increase of 0.61% years immediately prior to the amendment to the Equity Incentive Plan in 2017, primarily due to the Cylance acquisition and the Chen Extension described above. The net burn rate for Awards for any fiscal year is equal to the number of Common Shares subject to Awards granted less all Cancellation Additions, expressed as a percentage of without deduction for any Cancellation Additions, was 1.81% over the three most recent fiscal years. On a net basis, after giving effect to all Cancellation Additions, 23,001,856 Common Shares are subject to outstanding Awards granted by the Company during the three fiscal years completed since the amendment to the Equity Incentive Plan in 2017. 20

If the proposed amendment to the Equity Incentive Plan is approved: (i) a total of 16,093,964 Common Shares will remain available for issuance under the Equity Incentive Plan, representing approximately 2.90% total outstanding Common Shares, and (ii) no more than 10% of t -based compensation arrangements in any one year period. As noted above, Common Shares subject to Cancellation Additions and Withholding Additions will be added to the Common Shares available for Awards under the Equity Incentive Plan. Any Common Shares that again become available for Awards through a Cancellation Addition or a Withholding Addition will be added as (i) one Common Share for every RSU, and(ii) 0.625 Common Share for every Option. Due to Withholding Additions, it is possible that the Equity Incentive Plan may permit the issuance of more than 45,875,000 Common Shares. Eligible Participants Under the Equity Incentive Plan, Awards may be granted to Participants, which currently means employees of the Company and its affiliates which may be designated by the Board. From time to time, the Company and its affiliates engage strategic consultants in circumstances in which it would be beneficial to the Company to motivate them, and . If the amendments to the Equity Incentive Plan are approved by shareholders, the Company will also be able to issue Awards to such consultants; the Company expects such circumstances to arise infrequently. As of the Record Date, the Company and its affiliates had approximately 3,770 employees and a nominal number of consultants. Awards granted under the Equity Incentive Plan will be subject to the discretion of the Board, the CNG Committee and the Executive Chair, as applicable, and the Board, the CNG Committee and the Executive Chair have not determined future awards or which eligible Participants will receive them. Therefore, as of the Record Date, the benefits that will be awarded or paid under the Equity Incentive Plan are not determinable. Resolution to Approve Amendments Pursuant to the terms of the Equity Incentive Plan, the amendment to increase the number of Common Shares available under the Equity Incentive Plan and the amendment to the definition of Participant must be approved by the holders of a majority of the Common Shares voting at the Meeting. The resolution to approve the amendments is as follows: Resolved that: (a) the amendment to the Equity Incentive Plan, which is an evergreen plan, increasing the number of Common Shares issuable thereunder by 12,000,000 Common Shares from 33,875,000 Common Shares to 45,875,000 Common Shares, is hereby approved and confirmed; (b) employee of or consultant to a Participating Entity whom the Board determines may participate in the Equity Incentive Plan is hereby approved and confirmed; and (c) any of or more directors or officers of the Company are hereby authorized, for and on behalf of the Company, to take, or cause to be taken, any and all such acts and things and to execute and deliver, under the corporate seal of the Company or otherwise, all such deeds, instruments, notices, consents, acknowledgments, certificates, assurances and other documents (including any documents required under applicable laws or regulatory policies) as any such director or officer in his or her sole discretion may determine to be necessary or desirable to give effect to the foregoing resolution, such determination to be conclusively evidenced by the taking of any and delivery of any such deed, instrument, notice, consent, acknowledgement, certificate, assurance or other document. FOR endments to the Equity Incentive Plan. Unless a shareholder directs that his or her Common Shares are to be voted against this resolution, the persons named in the form of proxy will vote FOR the resolution to approve the amendments to the Equity Incentive Plan. 21

If the foregoing resolution is not approved by shareholders at the Meeting, the Equity Incentive Plan will remain in place with the current definition of Participant and with the current maximum number of Common Shares authorized for issuance, and the Company will be permitted to grant awards under the Equity Incentive Plan subject to such maximum until 2022, when shareholder re-approval of unallocated entitlements will be required. 5. Approval of Unallocated Entitlements under the DSU Plan The DSU Plan is briefly described in this section and is described in detail in this Management Proxy Circular under Securities Authorized for Issuance Under Equity Compensation Plans DSU Plan These descriptions are qualified in their entirety by the complete text of the DSU Plan, which is attached to this Management Proxy Circular as Schedule C. TSX rules provide that every three years after the institution of a security-based compensation arrangement, all unallocated options, rights or other entitlements under such an arrangement that does not have a fixed maximum majority of its shareholders. securities reserved when awards are exercised) does not, by definition, have a fixed maximum number of securities issuable thereunder, and is therefore subject to the requirement that shareholders approve unallocated entitlements . the maximum number of Common Shares issuable from treasury upon redemption of DSUs is expressed as a percentage, being 1%, of the number of Common Shares issued and outstanding from time to time. The DSU Plan was initially approved by the Board on May 9, 2014 and subsequently confirmed by the shareholders of the Company at the annual and special meeting held on June 19, 2014. On September 27, 2016, the Board approved administrative amendments to the DSU Plan and other amendments necessary for the DSU Plan to comply with certain tax laws, which amendments did not require shareholder approval in accordance with the amendment provisions of the DSU Plan. The shareholders of the Company previously approved unallocated entitlements under the DSU Plan at the annual and special meeting held on June 21, 2017. As of the Record Date, 1,099,116 DSUs are outstanding under the DSU Plan, which represents approximately 0.20% l outstanding Common Shares. Accordingly, as of the Record Date, 4,456,069 Common Shares, representing approximately 0.8 -diluted basis), Unallocated Awards Shares have been issued pursuant to the settlement of DSUs since June 19, 2014 (the effective date of the DSU Plan), Shares. At the Meeting, shareholders of the Company will be asked to consider and, if thought appropriate, pass the following ordinary resolution approving the Unallocated Awards: Resolved that: (a) all unallocated awards under the DSU Plan are hereby authorized and approved; (b) the Company shall have the ability to continue granting awards under the DSU Plan until June 23, 2023, being the date that is three years from the date hereof; and (c) any one or more directors or officers of the Company are hereby authorized, for and on behalf of the Company, to take, or cause to be taken, any and all such acts and things and to execute and deliver, under the corporate seal of the Company or otherwise, all such deeds, instruments, notices, consents, acknowledgments, certificates, assurances and other documents (including any documents required under applicable laws or regulatory policies) as any such director or officer in his or her sole discretion may determine to be necessary or desirable to give effect to the foregoing resolution, such determination 22 and delivery of any such deed, instrument, notice, consent, acknowledgement, certificate, assurance or other document. FOR Unless a shareholder directs that his or her Common Shares are to be voted against this resolution, the persons named in the form of proxy will vote FOR the foregoing resolution. This resolution must be approved by the holders of a majority of the Common Shares voting at the Meeting. If the foregoing resolution is not approved by shareholders at the Meeting, all Unallocated Awards will be cancelled and the Company will not be permitted to grant further awards under the DSU Plan. However, all outstanding awards will continue unaffected. 6. Approval of Amendment to the Employee Share Purchase Plan The ESPP is briefly described in this section and is described in detail in this Management Proxy Circular under the Securities Authorized for Issuance Under Equity Compensation Plans Employee Share Purchase Plan These descriptions are qualified in their entirety by the complete text of the ESPP, which is attached to this Management Proxy Circular as Schedule D. Background At the Meeting, shareholders will be asked to consider, and if thought advisable, to approve an amendment to the ESPP to increase the number of Common Shares available for issuance thereunder by 6,000,000 Common Shares to 10,000,000 Common Shares. The Board has approved this amendment, subject to shareholder approval. The ESPP was originally approved by the Board on May 6, 2015 and was confirmed by the shareholders of the Company at the annual and special meeting held on July 23, 2015. The number of Common Shares issuable under the ESPP has not been increased since 2015. Participation, Contributions and Purchases The ESPP enables eligible employees to acquire Common Shares in a convenient and systematic manner through payroll deductions, so as to encourage a proprietary interest in the operation, growth and development of the Company. For U.S. participants, the ESPP is intended to qualify for favourable tax treatment under Section 423 of the Code. As of the Record Date, approximately 3,733 employees (including executive officers) were eligible to participate in the ESPP. Participation in the ESPP is voluntary. To participate in the ESPP, an eligible employee may make contributions through payroll deductions of up to $30,000 in any calendar year and such contributions are used to purchase Common Shares twice per year, at the end of six-month offering periods. The purchase price for Common Shares purchased under the ESPP is determined by the Board from time to time and may not be less than 85% of the closing price of the Common Shares on the TSX (for participants paid in Canadian dollars) or NYSE (for participants paid in U.S. dollars) on the last trading day of each offering period. As an alternative to permitting participants to purchase Common Shares at a discount, with the approval of the Board, the Company or any of its designated affiliates may provide a participant with cash contributions to purchase Common Shares in an amount not exceeding 15% of the lated payroll deductions during each offering period. Common Shares purchased under the ESPP may be issued from treasury or acquired on the open market. Because benefits under the ESPP will depend on employee elections and the closing price of the Common Shares on future dates, it is not possible to determine the benefits that will be received by eligible employees if the amendment to the ESPP is approved by shareholders. Shares Available for Issuance The total number of Common Shares available for issuance under the ESPP is currently 4,000,000, representing approximately 0.72% of the issued and outstanding Common Shares as at the Record Date. As of the Record Date, 23

3,195,136 Common Shares have been issued under the ESPP, representing approximately 0.58% of the issued and outstanding Common Shares. Resolution to Approve Amendment Pursuant to the terms of the ESPP, the amendment to increase the number of Common Shares available under the ESPP must be approved by the holders of a majority of the Common Shares voting at the Meeting. The resolution to approve the amendments is as follows: Resolved that: (a) the amendment to the ESPP increasing the number of Common Shares issuable thereunder by 6,000,000 Common Shares from 4,000,000 Common Shares to 10,000,000 Common Shares, is hereby approved and confirmed; and (b) any of or more directors or officers of the Company are hereby authorized, for and on behalf of the Company, to take, or cause to be taken, any and all such acts and things and to execute and deliver, under the corporate seal of the Company or otherwise, all such deeds, instruments, notices, consents, acknowledgments, certificates, assurances and other documents (including any documents required under applicable laws or regulatory policies) as any such director or officer in his or her sole discretion may determine to be necessary or desirable to give effect to the foregoing resolution, such determination and delivery of any such deed, instrument, notice, consent, acknowledgement, certificate, assurance or other document. The FOR ESPP. Unless a shareholder directs that his or her Common Shares are to be voted against this resolution, the persons named in the form of proxy will vote FOR the resolution to approve the amendment to the ESPP. If the foregoing resolution is not approved by shareholders at the Meeting, the ESPP will remain in place with the current maximum number of Common Shares authorized for issuance and the Company will be permitted to grant awards under the ESPP subject to such maximum. 7. Advisory Vote on Executive Compensation In March 2012, the Board approved an advisory say-on-pay policy (the Say on Pay Policy ). The Say on Pay Policy is consistent with the model say-on-pay policy of the Canadian Coalition for Good Governance and establishes a framework for the Company to conduct an annual non-binding advisory vote Say on Pay Vote on executive compensation by shareholders. The form of resolution Say on Pay Resolution is as follows: Resolved, on an advisory basis and not to diminish the role and responsibilities of the Board of Directors, that the shareholders accept the approach to executive compensation disclosed in the Company s proxy circular delivered in advance of the 2020 annual and special meeting of shareholders. Consistent with the Say on Pay Policy, this is an advisory vote only and is not binding on the Board, which remains responsible for its compensation decisions and is not relieved of these responsibilities irrespective of the results of the vote. However, the Board will take the results of the vote into account, as appropriate, when considering future compensation policies, procedures and decisions and in determining whether there is a need to significantly increase their engagement with shareholders on compensation and related matters. The Company will also disclose the results of this vote as part of its report on voting results for the Meeting. The details of how a negative advisory vote will be addressed are set out in the Say on Pay Policy. and special meeting of shareholders, approximately 94% of the votes cast were in favour of the Say on Pay Resolution. 24

The Board recommends that shareholders vote FOR the Say on Pay Resolution. Unless a shareholder directs that his or her Common Shares are to be voted against this resolution, the persons named in the form of proxy will vote FOR the resolution to accept the Company s approach to executive compensation disclosed in this Management Proxy Circular. 8. Advisory Vote on Frequency of Say on Pay Votes As described above, the Say on Pay Policy provides shareholders of the Company with the opportunity to cast a non- binding advisory vote on the Say on Pay Resolution. As required pursuant to Section 14A of the U.S. Exchange Act, every six years the shareholders of the Company also have the opportunity to cast a non-binding advisory vote on how often the Company should hold a Say on Pay Vote Say on Pay Frequency Resolution The Say on Pay Frequency Resolution provides that shareholders may vote to have the Say on Pay Resolution included Since 2012, the Say on Pay Policy has provided that shareholders have an opportunity to vote on the Say on Pay Resolution every year, and the Company continues to believe that shareholders should be able to express their views on our executive compensation program on an annual basis. The form of the Say on Pay Frequency Resolution is as follows: Resolved, on an advisory basis and not to diminish the role and responsibilities of the Board of Directors, that the shareholders wish the Company to include an advisory vote compensation every (i) year, (ii) two years, or (iii) three years. This is an advisory vote only and is not binding on the Board; however, the Board will take the results of the vote into account, as appropriate, when making future decisions regarding the frequency of conducting a Say on Pay Vote. The Company will also disclose the results of this vote as part of its report on voting results for the Meeting. FOR the Say on Pay Resolution in its proxy materials every year. Unless a shareholder directs that his or her Common Shares are to be voted for the inclusion of a say on pay vote every two years or every three years, the persons named in the form of proxy will vote FOR the resolution to include a Say on Pay vote every year. The Company expects to propose the next Say on Pay Frequency Resolution at its 2026 annual meeting of shareholders. 25

EXECUTIVE COMPENSATION

This Compensation Discussion and Analysis ("**CD&A**"):

- describes and explains the Company's executive compensation strategy and philosophy and how compensation decisions were made by the Company during Fiscal 2020;
- provides details on decisions made with respect to the compensation paid, and to be paid, to the Company's Executive Chair and Chief Executive Officer (Mr. Chen), its current Chief Financial Officer (Steve Rai) and former Chief Financial Officer (Steven Capelli), and Sai Yuen (Billy) Ho, Nita White-Ivy and Randall Cook, the three next most highly compensated executive officers of the Company (collectively, the "**NEOs**"); and
- explains the elements that are part of each NEO's compensation.

This CD&A is comprised of the following sections:

Section	Title	Purpose	Page
A	**BlackBerry Fiscal 2020 Achievements**	Describes the Company's key achievements in Fiscal 2020.	27
B	**Key Fiscal 2020 Compensation Decisions**	Describes the Company's significant executive compensation decisions in Fiscal 2020.	29
C	**Executive Compensation Philosophy and Elements of NEO Compensation**	Describes the strategic objectives and principles underlying the Company's compensation philosophy and outlines the elements of executive compensation, including why the Company chooses to pay each element.	29
D	**Executive Compensation Decision-Making**	Describes the Company's executive compensation decision-making process and the comparator group considered to assess the competitiveness of the Company's executive compensation and to support executive compensation decisions. Describes details of incentive and equity-based compensation for the NEOs.	31
E	**Compensation Risk Management**	Describes how the Company's compensation practices take risk into account.	38
F	**Summary Compensation Table and Disclosures**	Describes the actual compensation awarded to each of the NEOs, as well as a summary of outstanding equity awards for each NEO, and value vested or earned during Fiscal 2020 from equity awards.	40
G	**Employment Arrangements, Termination and Change of Control Benefits**	Summarizes provisions in employment contracts and long-term incentive plans that would trigger payments to the NEOs upon termination, a change of control or retirement.	42
H	**CEO Pay Ratio**	Describes the ratio of total compensation of the Company's Executive Chair and Chief Executive Officer to the total compensation of the Company's median employee, and the method used to calculate the ratio.	46

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A. BlackBerry Fiscal 2020 Achievements

Throughout Fiscal 2020, the Company was focused on providing intelligent security software and services to enterprises and governments around the world. The Company leverages artificial intelligence and machine learning to deliver innovative solutions in the areas of cybersecurity, safety and data privacy solutions, and is a leader in the areas of endpoint security management, encryption, and embedded systems. The Company offers best-in-class security, safety and reliability to enterprise customers in growing segments of the IoT, cybersecurity, connected transportation, healthcare, financial services and government markets

The Company's key achievements during Fiscal 2020 include:

Products and Services, Recognitions, Certifications and Partnerships

- Launched the BlackBerry Spark® platform with a new unified endpoint security (UES) layer which can work with BlackBerry® UEM to deliver zero trust security;
- Released the 2020 Threat Report, which examines the latest adversarial techniques and tactics analyzed by BlackBerry Cylance threat researchers and provides guidance organizations can leverage to mitigate risk;
- Launched BlackBerry Digital Workplace, a robust workspace that provides secure online and offline access to corporate on-premise or cloud content including Microsoft Office 365 resources;
- Entered into a collaboration with Ansys to support the BlackBerry QNX® industry-leading Neutrino® real-time operating system ("RTOS") for connected and autonomous vehicles;
- Collaborated with Amazon Web Services, Inc. ("AWS") to demonstrate a connected vehicle software platform for in-vehicle applications that combines the BlackBerry QNX RTOS with AWS' IoT Services in the cloud and in the car;
- Announced that Renovo and BlackBerry QNX will cooperate to jointly develop and market safety-critical data management solutions for use in the next generation of connected and autonomous vehicles;
- Entered into an agreement with electric carmaker WM Motor to embed BlackBerry's QNX Neutrino RTOS and other BlackBerry QNX software products within the company's third-generation SUVs;
- Entered into a strategic collaboration to integrate the QNX® Platform for Digital Cockpits in MARELLI Electronics China's eCockpit and Digital Cluster solution;
- Announced the second cohort of companies for the Company's joint accelerator program with L-SPARK to advance Canadian startups that are focused on connected vehicle technologies;
- Announced that its QNX® Hypervisor 2.0 for Safety has been recognized as ISO 26262 ASIL D compliant by the independent auditors at TÜV Rheinland, making it the world's first ASIL D safety-certified commercial hypervisor;
- Entered into an agreement with Canadian Pacific Railway to deploy BlackBerry Radar® across 2,000 of its domestic intermodal chassis;
- Entered into an agreement for BlackBerry QNX technology to power Arrival's Generation 2.0 autonomous-ready commercial electric vehicles;
- Announced an agreement with ETAS GmbH, a subsidiary of Bosch, to cooperate on the joint development and marketing of an automotive software platform based on the AUTOSAR Adaptive standard;
- Announced that Hyundai Autron selected BlackBerry QNX technology to power its next-generation advanced driver-assistance systems (ADAS) and autonomous driving software platform;
- Launched BlackBerry® AtHoc® & BlackBerry SecuSUITE solutions on AWS;
- Launched CylancePROTECT® (now BlackBerry® Protect) for mobile devices managed by BlackBerry UEM;
- Announced the promotion of John McClurg to the role of Chief Information Security Officer and Christopher Hummel to the role of Chief Information Officer;
- Announced the integration of CylancePROTECT and CylanceOPTICS® (now BlackBerry Optics®) with Chronicle's Backstory security analytics platform;
- Launched BlackBerry solutions on the Microsoft Azure Marketplace;

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- Launched the BlackBerry Advanced Technology Development Labs to develop cutting-edge security innovations;
- Entered into an agreement with Matson Logistics to deploy the BlackBerry Radar-M solution across its entire fleet of domestic intermodal containers;
- Announced, along with DENSO Corporation, that the first integrated Human Machine Interface digital cockpit system with BlackBerry QNX technology has shipped in SUBARU vehicles;
- Launched the BlackBerry QNX® Acoustics Management Platform 3.0, the latest version of its automotive acoustics software;
- Announced a deeper partnership with Jaguar Land Rover for the use of the Company's AI and machine learning technologies, BlackBerry QNX software and BlackBerry Cybersecurity Consulting services in the development of the automaker's next-generation vehicles;
- Named as a Leader in Gartner's 2019 Magic Quadrant for Unified Endpoint Management Tools for the fourth consecutive year;
- Launched BlackBerry Intelligent Security (now BlackBerry® Persona), the first cloud-based solution that leverages the power of adaptive security, continuous authentication and artificial intelligence to enhance mobile endpoint security in zero trust environments;
- Entered into an agreement with SYNNEX Corporation to distribute the BlackBerry® Enterprise Mobility Suite in the United States and accelerate partner recruitment for the BlackBerry Enterprise Partner Program;
- Introduced CylanceGUARD®, a managed detection and response solution that leverages BlackBerry Cylance security experts and its industry-leading native AI platform to provide continuous threat hunting and monitoring;
- Entered into a collaborative supply agreement expanding the Company's partnership with LG Electronics Inc. to accelerate the deployment of connected and autonomous vehicle technology for automotive OEMs and Tier 1 vendors;
- Announced that BlackBerry QNX software is embedded in more than 150 million vehicles;
- Achieved Federal Risk and Authorization Management Program ("FedRAMP") Ready status for the BlackBerry Government Mobility Suite, a cloud-based endpoint management solution developed specifically for U.S. government agencies;
- Announced that Forrester found that BlackBerry Cylance's AI-driven endpoint security products delivered a 99 percent return on investment;
- Announced that BlackBerry Cylance has completed an Australian Information Security Registered Assessors Program (IRAP) assessment to obtain certification as a security solutions provider to Australian federal government agencies;
- Launched BlackBerry Radar H2, an intelligent, data-driven asset monitoring device that can help automate operations, improve utilization of trailers, containers, chassis and other remote assets;
- Established BlackBerry Government Solutions, to accelerate the Company's FedRAMP initiatives and deepen ties with U.S. federal agencies;
- Announced that the NATO Communications and Information Agency awarded a contract for BlackBerry's SecuSUITE® for Government to encrypt the conversations of its technology and cyber leaders; and
- Announced that Verizon added BlackBerry Cylance's AI-driven antivirus security solutions to its Managed Security Services portfolio.

Financial Highlights from Fiscal 2020

- Achieved non-GAAP total Company software and services revenue of $1,078 million, or 26% growth year-over-year, and U.S. GAAP total Company software and services revenue of $1,019 million, or 21% growth year-over-year;
- Achieved non-GAAP earnings of $0.13 per basic and diluted share, and U.S. GAAP loss of $0.27 per basic share and $0.32 per diluted share; and
- Achieved positive free cash flow of $14 million.

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Non-GAAP - -K for the fiscal year ended February 29, 2020 for a reconciliation of the above-mentioned non-GAAP measures. Board and Executive Officer Appointments management committee of the Board; Appointed Steve Rai as Chief Financial Officer; and Appointed Steven Capelli as Chief Revenue Officer. In Fiscal 2010, the Company intends to remain a leader in regulated industries and other core verticals by continuing to extend the functionality of its secure BlackBerry Spark software platform through organic investments and strategic acquisitions and partnerships. The Company intends to drive revenue growth and to achieve margins that are consistent with those of other enterprise software companies. B. Key Fiscal 2020 Compensation Decisions In structuring the Fiscal 2020 total compensation program for the NEOs and other senior managers, the CNG Committee and the Board, as well as the Executive Chair and Chief Executive Officer, considered the strategic direction of the Company, the engagement and retention of leadership talent to grow software and services revenues while improving margins, and the importance of alignment between the interests of management and shareholders. To balance these important factors and outcomes, the following practices were implemented for Fiscal 2020: VIP Granted 50% of long-term equity awards for senior leaders as RSUs performance condi PBRSUs ; and Four NEOs received a base salary increase in Fiscal 2020. All of these strategic compensation decisions are addressed in greater detail below. C. Executive Compensation Philosophy and Elements of NEO Compensation 1. Objectives and General Principles The Company aims to provide appropriate compensation for its NEOs that is internally equitable, externally competitive and reflects both Company performance and, when appropriate, individual achievements. The executive compensation strategy supported by the CNG Committee and the Board in Fiscal 2020 focused on the following strategic objectives and general principles: Strategic Objective General Principle Maintain a world-class executive team Maintain a strong executive team with the ability to competitive market. Identify and engage leaders capable of building a leading portfolio of software products and services with minimal margin for error, while growing revenues, generating sustained profitability and enhancing shareholder value. 29

Attract, motivate and retain exceptionally Design a total executive compensation program that is talented, high performing, entrepreneurial market competitive. The Company seeks to align executives compensation with the experience, competency, contribution and growth potential in the Company. Establish a clear performance linkage aligning The Company seeks to utilize a pay for performance compensation to business performance philosophy. Compensation programs will be linked with Align to external market, but balance with The Company will utilize a specific set of U.S. and Canadian simplicity and impact to the business high technology comparators that are relevant to the Company to understand overall market practices. The Company NEO compensation philosophy highly values simplicity and measurable contributions to the Align short- short-term objectives and outcomes -term objectives. Align long-term compensation to shareholder -term incentive programs link executive interests compensation to shareholder interests. Appropriately manage risks arising from the The Company will review annually the risk management and contro arrangements, including the administration of the equity- based plans, with the CNG Committee. The Company will monitor market practices and trends to ensure continued effectiveness of compensation governance, including the engagement of independent third-party advisors where appropriate. Provide benefits that are reasonably competitive The NEOs participate in the same benefit plans as other to attract and retain talent employees. Some supplemental benefit programs may be offered for competitive reasons. 2. Compensation Elements In Fiscal 2020, NEO compensation was comprised of the following elements: base salary; annual incentive; long- term incentive; retirement savings; and other compensation. The purpose of each of these elements is as follows: Elements Purpose of the Compensation Elements Base Salary This element provides compensation to secure day-to-day services and reflects the (Annual Fixed) role within the Company, personal performance, experience and contribution to the business of the Company, the size and stage of development of the Company and competitive benchmarks. Annual Incentive The VIP is designed to motivate and reward an NEO for contribution to the (Annual Variable) achievement of the Company goals for each fiscal year. 30

Long-Term Incentive This element allows NEOs to receive compensation under the Equity Incentive Plan. (Long-Term Variable) The Equity Incentive Plan is designed to (a) advance the interests of the Company by encouraging equity participation through the acquisition of Common Shares, (b) enable the Company to attract and retain experienced and qualified executives in a highly competitive marketplace, and (c) align the interests of NEOs with the interests of shareholders by providing incentives which promote the creation and maintenance of shareholder value. Retirement Savings This element is designed to assist NEOs in saving for their retirement. (Long-Term) Other than the retirement savings plans and Company matching program made ent savings is for NEOs to be responsible for their retirement savings. Other Compensation Benefits and Employee NEOs are provided the same benefits programs as the Company offers other Benefits (Short & employees. Long-Term) These programs are designed to help ensure the health and wellness of employees and to provide coverage in case of death or disability. Benefits programs include health (including dental and vision care), life insurance and disability coverage. Employee Share Purchase Plan All Company employees, including NEOs, are allowed to participate in the ESPP in their country of employment. Employees may, each year, contribute between 1% and 15% of his or her eligible compensation up to $30,000 in any calendar year, with the Company either permitting participants to purchase Common Shares at a discount to the market price or providing a participant with cash contributions to purchase Common Shares. Perquisites Perquisites are not a typical element of NEO compensation, but perquisite arrangements are established on a case-by-case basis as considered appropriate in the interests of the Company. D. Executive Compensation Decision-Making 1. Decision Process and Timing The CNG Committee, the Board and the Executive Chair and Chief Executive Officer reviewed all elements of the NEO compensation for Fiscal 2020 and considered input on current trends and best practices in use of different long-term incentive programs, competitive trends in compensation levels, mix of compensation elements and risk management for executive compensation. In addition, the Company reviewed the provisions of potential government regulations and updated proxy advisory policies on compensation to understand emerging executive compensation issues and governance practices. The purpose of reviewing market trends and potential regulations is to ensure the Company is abreast of industry practices impacting compensation. The Company does not place greater or lesser weight on any of these trends or practices but considers the general direction of this information i 31 general marketplace for executive talent to be knowledgeable about the effectiveness of various reward vehicles. The independent members of the Board consider and approve Executive Chair compensation, and the Executive Chair or the CNG Committee (in conjunction with the Executive Chair) reviews and approves the compensation packages for the other NEOs. These reviews and approvals for Fiscal 2020 compensation occurred as follows: Q3 Fiscal 2020 Q4 Fiscal 2020 Q1 Fiscal 2020 Q2 Fiscal 2020 Topic September December 2019 March May 2019 June August 2019 November 2019 February 2020 Base Base Salary Review Salary (September) Fiscal 2020 VIP Fiscal 2020 Incentives Annual Design and Metrics Payment Approved Incentive Approved (March) (March 2020) Fiscal 2020 Regular Long- Annual Long-Term Term Incentive Awards Incentive Approved and Granted (September) A full base salary review of all NEOs was conducted in September 2019 at the same time as the long-term incentive awards were determined. As a result of the review, the base salary of each of Messrs. Rai, Ho and Cook, and Ms. White-Ivy was increased. D. Executive Compensation Decision-Making 3. Compensation Elements and Company Goals Base Salary -term incentive awards are typically approved and granted in the third quarter. Grants in the third quarter of a fiscal year enable the CNG Committee and the Board to consider the fiscal year when making these decisions. The process also provides an opportunity to review updated comparator compensation data before approving the long-term incentive compensation. 2. Comparator Group Development Peer group data is one of a number of factors considered in determining compensation for the NEOs. Although the Company considers the compensation practices of peer companies, it does not make any determinations or changes in compensation in reaction to market data alone. The Company periodically reviews the peer companies used for compensation benchmarking and may make changes based on consolidation within the industry, the business segments in which the Company operates and the relevance of peer companies to these business segments, the organizations it views as labour competitors, the scale of the peer companies, and entities considered to be competing for similar stock market investors as the Company. The CNG Committee has determined that the group should not be bounded by geography or enterprise size but should include representation from a broad range of publicly traded technology companies against which the Company competes for management talent. Most of the companies in the peer group are based in the United States. 8: 32

Advanced Micro Devices, Inc.	Nokia Corporation
Alphabet Inc.	Open Text Corporation
Apple Inc.	QUALCOMM Incorporated
Constellation Software, Inc.	Salesforce.com
International Business Machines Corporation	NortonLifeLock Inc. *(Formerly Symantec Corporation)*
Marvell Technology Group Ltd.	TELUS Corporation
Microsoft Corporation	Verint Systems Inc.
Motorola Solutions, Inc.	

3. Compensation Elements and Company Goals

Base Salary

The base salary for each NEO is generally reviewed annually. Base salaries are determined after considering: experience, expertise, expected future contributions, criticality to the Company, individual performance, salary history prior to joining the Company, and the need to be competitive in the labour market. Mr. Ho received a base salary increase of 3.0%, Ms. White-Ivy received a base salary increase of 3.2% and Mr. Cook received a base salary increase of 3.0% on September 23, 2019. Mr. Rai received a base salary increase of 19.7% as part of his promotion to Chief Financial Officer on October 1, 2019. No other NEO received a base salary increase in Fiscal 2020. Mr. Chen's base salary remained the same in Fiscal 2020 as it was when he was recruited late in Fiscal 2014. The table below indicates the ending base salary for each of the NEOs in both Fiscal 2019 and Fiscal 2020.

	Base Salary for Fiscal 2019		Base Salary for Fiscal 2020		
Name	**CDN**	**USD**	**CDN**	**USD**	**% Increase**
John Chen		$1,000,000		$1,000,000	0%
Steve Rai	$397,724	$304,038[1]	$476,222	$359,240[2]	19.7%[3]
Steven Capelli		$600,000		$600,000	0%
Sai Yuen (Billy) Ho		$539,399		$555,581[4]	3.0%
Nita White-Ivy		$449,904		$464,301[5]	3.2%
Randall Cook		$450,000		$463,500[6]	3.0%

[1] Mr. Rai's base salary has been converted to U.S. dollars using the Bank of Canada average rate of $1.00 = CDN $1.3081 for Fiscal 2019.

[2] Mr. Rai's base salary has been converted to U.S. dollars using the Bank of Canada average rate of $1.00 = CDN $1.3256 for Fiscal 2020.

[3] Mr. Rai received a base salary increase of 19.7% on October 1, 2019 as part of his promotion to Chief Financial Officer.

[4] Mr. Ho received a base salary increase of 3.0% on September 23, 2019.

[5] Ms. White-Ivy received a base salary increase of 3.2% on September 23, 2019.

[6] Mr. Cook received a base salary increase of 3.0% on September 23, 2019.

Annual Incentives

The VIP is an annual incentive plan designed to link a meaningful portion of the current cash compensation of each NEO, other than Mr. Chen, with the Company's annual performance objectives by encouraging the NEOs to focus on exceeding established goals. For employees in centralized professional and administrative functions, such as finance, legal and human resources, the VIP is based solely on the achievement of performance objectives for the Company as a whole. For employees in a specific business unit, the VIP is primarily based on objectives tailored to the specific business unit results. The VIP program is subject to the overall discretion of the Board; however, the

33

Executive Chair and Chief Executive Officer also has discretion to reward performance by increasing the compensation payable pursuant to the VIP by up to 30% of the amount that would be payable assuming achievement of the objectives at 100% of target. The paragraphs that follow describe how the VIP is determined for each NEO other than Mr. Chen.

Determining Target Award Levels. Each NEO has a set target level of annual incentive award as a percentage of the NEO's annual base salary. For Fiscal 2020, the target percentage for Messrs. Rai, Capelli, Ho and Cook, and Ms. White-Ivy remained the same as the prior year.

Name	Target % for Fiscal 2019	Target % for Fiscal 2020
Steve Rai	60%	60%
Steven Capelli	100%	100%
Sai Yuen (Billy) Ho	84.21%	84.21%
Nita White-Ivy	77.38%	77.38%
Randall Cook	75%	75%

Design of the VIP Formula. Under the VIP, an NEO can earn annual incentive compensation that is calculated by multiplying the NEO's annual base salary by the annual target percentage. This amount is further adjusted by a Performance Factor, which varies depending on the role of the NEO, the performance of the Company and the performance of the NEO's applicable business unit, as follows:

NEO Annual Base Salary	X	Annual Incentive Target (% of Base Salary)	X	VIP Performance Factor

Design of VIP Performance Factor Metrics and Weighting. The VIP performance factor is a function of certain metrics that were initially established at the beginning of Fiscal 2020. The performance metrics in the VIP formula were structured to align NEOs' compensation with the Company's most critical business objectives for the year. The general corporate performance metrics applicable to Messrs. Rai and Cook, and Ms. White-Ivy for Fiscal 2020 were:

Performance Metric	Weighting
Total Company Revenue	50%
Operating Income	30%
Free Cash Flow[1]	20%

[1] Excluding costs related to restructuring, transition payments and legal judgments.

These three performance metrics, at the respective weightings indicated in the table above, are referred to below as the "Corporate Objectives".

The Chief Revenue Officer organization performance metrics applicable to Mr. Capelli for Fiscal 2020 were:

Performance Metric	Weighting
BlackBerry Radar Revenue	20%
IP Revenue	20%
BlackBerry Radar New Logos	10%
Corporate Objectives	50%

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The Enterprise Products organization performance metrics applicable to Mr. Ho for Fiscal 2020 were:

Performance Metric	Weighting
Enterprise Products Revenue	40%
Enterprise Products Billings	40%
Corporate Objectives	20%

The performance metrics and goals selected for Fiscal 2020 were designed to incentivize the achievement of the following business and financial objectives:

- total non-GAAP software and services revenue growth of 30% year-over-year;
- revenue growth at varying rates for individual Company business units;
- positive free cash flow generation, excluding costs related to restructuring, transition payments and legal judgments; and
- overall Company profitability for the full fiscal year on a non-GAAP basis.

The performance metrics used in the VIP for Fiscal 2020 were based on non-GAAP measures of total Company revenue, operating income and Enterprise products revenue, as applicable. See "Management's Discussion & Analysis of Results of Operations and Financial Condition – Non-GAAP Measures" on pages 32-40 of the Company's Annual Report on Form 10-K for the fiscal year ended February 29, 2020 for a reconciliation of non-GAAP measures. With respect to Enterprise products revenue, under U.S. GAAP requirements the Company recorded write-downs of deferred revenue under arrangements that pre-dated certain acquisitions to fair value, which resulted in lower recognized revenue than the original transaction price until the related service obligations are fulfilled; the impact of such write-downs was reversed to determine non-GAAP Enterprise products revenue.

Determine Performance Achievement Multiple. Each performance metric was measured against a pre-determined target and a multiple was assigned for each metric based on actual performance relative to the applicable target (with the multiple determined on a pro rata basis for achievement between levels above threshold).

Total Company Revenue / IP Revenue / BlackBerry Radar New Logos / Enterprise Products Revenue / Enterprise Products Billings		Operating Income	
Performance vs. Target	**Multiple**	**Performance vs. Target**	**Multiple**
Below 90%	0.00	Below 50%	0.00
90-100%	0.90-1.00	50-100%	.50-1.00
100%	1.00	100%	1.00
100-125%	1.00-1.50	100-150%	1.00-1.50
Above 125%	1.50	Above 150%	1.50

Free Cash Flow		BlackBerry Radar Revenue	
Performance vs. Target	**Multiple**	**Performance vs. Target**	**Multiple**
Below 100%	0.00	Below 75%	0.00
100-150%	1.00-1.50	75-100%	.75-1.00
Above 150%	1.50	100%	1.00
		100-125%	1.00-1.50
		Above 125%	1.50

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Performance Metric Results. At the end of Fiscal 2020, the performance metrics were reviewed to determine achievement against their respective targets. Based on the financial performance of the Company in Fiscal 2020, the following performance percentages and multiples were achieved for each of the components described above:

Performance Metric	Performance Achieved	Applicable Multiple
Total Company Revenue	88%	0.00
Operating Income	125%	1.25
Free Cash Flow	140%	1.40
BlackBerry Radar Revenue	30%	0.00
IP Revenue	99%	0.99
BlackBerry Radar New Logos	150%	1.50
Enterprise Products Revenue	77%	0.00
Enterprise Products Billings	60%	0.00

Mr. Chen's Annual Cash Bonus. Mr. Chen's employment agreement provides for the payment of an annual cash bonus of not less than $2,000,000 (the "**Chen Cash Bonus**").

The table below shows the amount of the annual incentive awards payable to the NEOs in June 2020 for Fiscal 2020.

Name	VIP
John Chen	$2,000,000
Steve Rai[1]	$127,730
Steven Capelli	$405,420
Sai Yuen (Billy) Ho[2]	$138,056
Nita White-Ivy	$231,504
Randall Cook	$224,235

[1] Mr. Rai's VIP cash bonus of CDN $169,324 has been converted to U.S. dollars using the Bank of Canada average rate for Fiscal 2020 of $1.00 = CDN $1.3256.

[2] Mr. Chen exercised his discretion to increase the VIP cash bonus payable to Mr. Ho from 13.1% to 30% of his target award, in recognition of Mr. Ho's contributions to the Company's achievements and the execution of the Company's strategy in Fiscal 2020.

Long-Term Incentive Compensation

Long-term incentive compensation continues to be a significant element of total compensation for the NEOs in order to align the interests of NEOs with the achievement of the Company's long-term business objectives and the interests of shareholders. The awards to NEOs are also granted in recognition of the importance of an NEO to the Company's future, the desire to create retention value with each NEO and the individual performance of each NEO, in each case, at the time the equity awards were granted. The Company and the CNG Committee believe that the long-term incentive compensation element of the Company's compensation program needs to be competitive relative to the Company's comparator group, and that it is imperative to executing the Company's strategy in an intensely competitive industry and to attracting and retaining key talent.

Executive Chair and Chief Executive Officer Long-Term Incentive Award

In Fiscal 2019, the Board approved the Chen Extension, which included changes to Mr. Chen's compensation structure for Fiscal 2019 and subsequent fiscal years. The Chen Extension provides Mr. Chen with incentives to

36

remain as Executive Chair until November 3, 2023 through an award of time-based RSUs Extension TBRSUs long-term performance-based Extension PBRSUs and a performance-based cash award Extension Cash Award -term cash incentive and benefits have not changed under the Chen Extension. Since the Chen Extension, the Company has not granted any additional long-term equity or cash incentive awards to Mr. Chen, and the Company does not intend to do so prior to November 3, 2023. Annual Awards On an annual basis, the CNG Committee reviews the long-term incentive compensation of NEOs. This review takes into consideration total compensation and external market factors, including comparator group information. The quantum or dollar value of stock options or RSUs granted depends on, among other things, the position, level and individual. Following a survey of long-term incentive market practices, award amounts for Fiscal 2020 were proposed and approved for Messrs. Capelli, Ho and Cook, and Ms. White-Ivy. The NEOs other than Mr. Chen were granted annual Fiscal 2020 long-term equity awards, half of which were granted as time- TBRSUs vesting on a straight-line basis in annual installments over three years, and half of which were granted as PBRSUs which vest entirely, partially or not at all on the third anniversary of the grant date AOP target for total non-GAAP software and services revenue for the next full fiscal year following the grant date, provided that the Company generates positive non-GAAP operating income Target Award PBRSUs that will vest if 100% of the AOP target is achieved, and a maximum possible award of 150% of the Target Award Maximum Award non-GAAP operating income for the relevant fiscal year: (i) if the Company achieves less than 80% of the AOP target, then none of the PBRSUs will vest; (ii) if the Company achieves between 80% and 125% of the AOP target, then between 20% and 150% of the Target Award will vest on a pro rata basis to reflect the percentage of achievement (such that, for example, 80% achievement would result in 20% vesting and 125% achievement would result in 150% vesting); and (iii) if the Company achieves more than 125% of the AOP target, then the Maximum Award will vest. Interim Awards In addition to the annual long-term incentive awards, the Company also makes long-term incentive awards on an interim basis in accordance with the policy on granting equity awards that has been adopted by the Board. Awards are generally made in connection with new hires, promotions, acquisitions and in some cases as special incentives, including in recognition of special contributions or for retention purposes. In Fiscal 2020, interim awards to NEOs were made to Messrs. Rai and Capelli. Mr. Rai was granted a promotion equity award in the amount of $120,000 on April 1, 2019 in recognition of his appointment as Deputy Chief Financial Officer and a second promotion equity award in the amount of $900,000 on September 25, 2019 in recognition of his appointment as Chief Financial Officer. Mr. Capelli was granted a retention equity award in the amount of $1,000,000 on September 25, 2019 in connection with his transition to the role of Chief Revenue Officer. Retirement Savings The Company offers all Canadian-based and U.S.-based NEOs from time to time the opportunity to participate in the group retirement savings plan that is made available to all other Canadian-based and U.S.-based employees. In Fiscal 2020, the Company matched each Canadian- t savings Group RRSP U.S.- and the IRS limit of pension plan are offered to the NEOs. 37

Other Compensation (Benefits & Perquisites) The NEOs are offered similar benefits to all other employees. In addition, in Fiscal 2016 the Company agreed to employment without cause or his resignation for good reason until the later of his death or the death of his spouse. The Company will provide Mr. Chen with a gross-up for any taxes on such post-employment health benefits. The Company also agreed to provide Mr. Chen with post-employment office space and administrative support. No change has been mad -employment benefits since Fiscal 2017. 4. Claw Back of Incentive and Equity-Based Compensation In December 2016, the Board approved an amended and restated policy with respect to the reimbursement of incentive and equity-based compensation. Under this policy, at the discretion of the Board, the Company shall be entitled to require reimbursement (on an after-tax basis) of up to all of an NEO other performance-based compensation in respect of t fiscal years if: (i) the Company is required to restate its financial statements to correct a material error due to material non-compliance with applicable financial reporting requirements, and (ii) such compensation exceeded the amount which ought to have been awarded or earned based on the restatement, to the extent of such excess. In such circumstances, wrongdoing on the part of the NEO is not required in order for reimbursement to be triggered. In addition, at the discretion of the Board, the Company shall be entitled to require reimbursement of up to all of an NEO compensation in respect of the immediately preceding one-year period if the Company becomes aware of Misconduct (as defined in the policy). 5. NEO Share Ownership Guidelines In January 2012, the Company established a share ownership guideline for the Chief Executive Officer of at least four times his base salary. In March 2012, share ownership guidelines were also established for the other NEOs, of at least two times their respective base salaries. Under the guidelines, all unvested equity awards and owned shares are counted toward the target. The NEOs have five years from first becoming subject to the guidelines to attain the requisite share ownership levels. If they do not meet the guidelines within such period, they are required to hold at least 50% of their Common Shares obtained (on an after-tax basis) from the settlement of equity awards until such time as the guidelines are satisfied. The share ownership guideline has been met by all of the NEOs. E. Compensation Risk Management The mandate of the CNG Committee requires the CNG Committee to review annually the risk management and equity-based plans. In December 2019, the Company engaged John Heber of Lewis Brisbois Bisgaard & Smith LLP Lewis Brisbois to assist with a risk assessment of compensation programs and polices related to the NEOs. The compensation risk assessment included interviews with senior management representatives to: (a) identify significant risks, if any; (b) understand the role of compensation in supporting appropriate risk taking; and (c) understand how risk is governed and managed at the Company. Lewis Brisbois management processes, Board and committee mandates - term incentive programs, and severance provisions and other contractual arrangements for the NEOs. In addition, Lewis Brisbois s and programs using its risk scorecard to identify any risk exposures. Lewis Brisbois practices appear reasonably aligned with its current strategy and are not likely to encourage excessively risky behaviour. cycle and risk profile. Lewis Brisbois identified the following key risk- compensation governance processes and compensation structure: 38

Appropriate linkage between pay and business risks. The compensation program is structured to provide both fixed and v do not feel pressured to focus exclusively on short term goals or stock price, while variable compensation provides the potential for a strong pay-for-performance link. A significant portion of target direct total compensation for NEOs is delivered through variable compensation. Linkage with shareholders. Compensation is weighted toward variable compensation with a significant performance-based component. Most senior management equity awards are split equally between TBRSUs vesting in a straight line over three years, and PBRSUs, which cliff vest at the end of three years, if at all, based on achievement of specified performance goals. Leveraged upside and downside. Annual incentive payouts and PBRSUs are subject to minimum levels of performance and the potential exists for above-target payouts based on above-target performance up to a specified maximum payout. Annual comparison with market peers. On a periodic basis, the Company conducts a complete review of its compensation strategy, including the pay philosophy and program design, in light of business requirements, market practice, proxy advisory guidelines and governance considerations. Cash bonus plan maximum payout. For NEOs other than the Executive Chair and Chief Executive Officer, the VIP had a maximum payout multiplier of 1.50x target as of December 2019. Balance of performance metrics. In Fiscal 2020, the financial metrics in the VIP program provided a balanced approach that focused er than only focusing on revenue without regard to cost structure and the quality and timing of performance. PBRSUs are based on attainment of company targets for total software and services revenue (excluding revenue from the . Alignment with annual budget. The Company develops the annual compensation programs in alignment with the AOP and regularly tracks the cost of the compensation programs as compared to the AOP. Established definition for each metric at beginning of performance cycle. The performance goals for cash incentives are approved by the Executive Chair and Chief Executive Officer and provided to the CNG Committee for review at the beginning of the performance cycle. Each financial and non-financial metric is clearly defined and communicated to the applicable business unit leader. Audit process for performance results. The Company regularly reviews, tracks and reports to the CNG Committee on performance against established metrics and on potential compensation payouts to effectively identify any misalignment and manage any inherent risks. Validation of payout calculations. VIP payout calculations are audited and provided to the CNG Committee for review. Policy for timing of equity grants. The Board has adopted a policy on granting equity awards with guidelines governing the timing of equity grants and has adhered to such policy. Independent advisor. The CNG Committee uses an independent advisor on an as-needed basis to provide an external perspective on market changes and best practices related to compensation design, governance and compensation risk management. An independent advisor was not retained by the CNG Committee in Fiscal 2020. Clawback policy. ent of incentive and equity-based compensation in certain circumstances in connection with financial restatements and misconduct. Anti-hedging policy. in any kind of hedging or equity monetization strategy that could reduce or limit his or her economic risk with respect to his or her holdings, ownership or interest in or to Company securities. The policy specifies that hedging transactions include trades in derivative securities that are designed to hedge or offset a decrease in the market value of Company securities. The Company is not aware of any of its current NEOs or directors engaging in any hedging activities or share pledging. Share ownership guidelines. The Chief Executive Officer is required to maintain four times his salary in Company equity (two times salary for other NEOs) to help align his interests with shareholders and the longer-term performance of the Company. 39

- **Non-binding shareholder Advisory Vote on Executive Compensation**. The Company has an annual Advisory Vote on Executive Compensation which allows for shareholders to express approval or disapproval of the approach to executive compensation. See "*Business to be Transacted at the Meeting – 7. Advisory Vote on Executive Compensation*" in this Management Proxy Circular.

F. Summary Compensation Table and Disclosures

Summary Compensation Table

The following table provides a summary of the total compensation awarded to, earned by, paid to, or payable to, each NEO of the Company for Fiscal 2020, Fiscal 2019 and Fiscal 2018.

Summary Compensation Table[1]

Name and Principal Position	Year[2]	Salary ($)	Bonus[3] ($)	Equity Awards[4] ($)	Non-equity Incentive Plan Compensation ($)	All Other Compensation[5] ($)	Total ($)
John Chen Executive Chair and Chief Executive Officer	2020	1,000,000	2,000,000	–	–	14,000	3,014,000
	2019	1,000,000	2,266,200	106,300,000	–	13,750	109,579,950
	2018	1,000,000	2,000,000	–	–	13,500	3,013,500
Steve Rai Chief Financial Officer	2020	324,617	–	1,019,989[7]	127,730	11,032	1,483,369
	2019	226,447	–	119,996	130,979	10,148	487,570
	2018	212,582	–	99,994	91,750	9,783	414,109
Steven Capelli Chief Revenue Officer	2020	600,000	–	3,999,990[7]	405,420	14,000	5,019,410
	2019	562,603	–	2,999,997	637,485	14,250	4,214,334
	2018	514,863	–	1,499,998	444,430	17,615	2,476,907
Sai Yuen (Billy) Ho EVP, Product Engineering – Spark	2020	546,473	77,772	749,989[7]	60,284	14,124	1,448,643
	2019	530,360	32,603	799,990	101,382	13,871	1,478,203
	2018	509,340	–	799,996	226,383	13,695	1,549,414
Nita White-Ivy EVP, Human Resources	2020	456,198	–	499,997[7]	231,504	14,363	1,202,061
	2019	442,365	–	649,995	387,867	14,151	1,494,377
	2018	427,134	–	399,998	285,305	13,154	1,125,591
Randall Cook Chief Legal Officer and Corporate Secretary	2020	455,902	–	399,993[7]	224,235	6,997	1,087,127
	2019	229,315	–	1,199,986	194,878	100,000	1,724,179

[1] Other than as noted below, all compensation paid in Canadian dollars to Mr. Rai was converted to U.S. dollars using the Bank of Canada average rate of $1.00 = CDN $1.2880 for Fiscal 2018, $1.00 = CDN $1.3081 for Fiscal 2019 and $1.00 = CDN $1.3256 for Fiscal 2020.

[2] Fiscal 2018 covers the period from March 1, 2017 to February 28, 2018, inclusive, Fiscal 2019 covers the period from March 1, 2018 to February 28, 2019, inclusive and Fiscal 2020 covers the period from March 1, 2019 to February 29, 2020, inclusive.

[3] Amounts in this column paid or made payable in respect of Fiscal 2018, Fiscal 2019 and Fiscal 2020 include the Chen Cash Bonus and the discretionary portion of VIP awards for Mr. Ho in respect of Fiscal 2019 and Fiscal 2020.

[4] TBRSU awards granted in Fiscal 2020 were valued using the fair market value of Common Shares on the NYSE on $9.62 on April 1, 2019 and $5.57 on September 25, 2019, as applicable. The calculated fair value of the PBRSUs granted in Fiscal 2020 was assumed to be, and accounted for, at market price at the date of grant. These values were determined under the principles used to calculate the grant date fair value of equity awards for purposes of the Company's financial statements. This column reflects the value of the Target Award granted in respect of the PBRSUs based on the determination that performance at target would be the probable outcome of the performance condition. The grant date fair value calculated based on performance at the Maximum Award level for the PBRSUs granted in Fiscal 2020 would be $1,274,979 for Mr. Rai, $4,749,985 for Mr. Capelli. $937,487 for Mr. Ho, $624,993 for Ms. White-Ivy and $499,991 for Mr. Cook.

[5] Amounts in this column include Company contributions to retirement savings plans for each NEO during Fiscal 2018, Fiscal 2019 and Fiscal 2020 in connection with the NEO's participation in the Group RRSP or 401(k) Plan in addition to wellness reimbursements for each of these respective years.

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Grants of Plan-Based Awards Table

The following table provides information on VIP awards and equity awards granted in Fiscal 2020 to each NEO:

Name	Grant Date in 2019	Approval Date in 2019	Description	Estimated Future Payouts under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts under Equity Incentive Plan Awards[2]			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)
				Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)		
Steve Rai			FY2020 VIP	29,216	194,770	292,155	–	–	–	–	–
	April 1	March 28	TBRSUs	–	–	–	–	–	–	6,237	60,000
	April 1	March 28	PBRSUs	–	–	–	1,247	6,237	9,355	–	60,000
	September 25	September 23	TBRSUs	–	–	–	–	–	–	80,789	449,995
	September 25	September 23	PBRSUs	–	–	–	16,157	80,789	121,183	–	449,995
Steven Capelli			FY2020 VIP	45,000	600,000	900,000	–	–	–	–	–
	September 25	September 23	TBRSUs	–	–	–	–	–	–	269,299	1,499,995
	September 25	September 23	PBRSUs	–	–	–	53,859	269,299	403,948	–	1,499,995
	September 25	September 23	TBRSUs	–	–	–	–	–	–	179,533	999,999
Sai Yuen (Billy) Ho			FY2020 VIP	13,806	460,187	690,281	–	–	–	–	–
	September 25	September 23	TBRSUs	–	–	–	–	–	–	67,324	374,995
	September 25	September 23	PBRSUs	–	–	–	13,464	67,324	100,986	–	374,995
Nita White-Ivy			FY2020 VIP	52,951	353,010	529,515	–	–	–	–	–
	September 25	September 23	TBRSUs	–	–	–	–	–	–	44,883	249,998
	September 25	September 23	PBRSUs	–	–	–	8,976	44,883	67,324	–	249,998
Randall Cook			FY2020 VIP	51,289	341,926	512,889	–	–	–	–	–
	September 25	September 23	TBRSUs	–	–	–	–	–	–	35,906	199,996
	September 25	September 23	PBRSUs	–	–	–	7,181	35,906	53,859	–	199,996

[1] Non-equity incentive plan awards are short-term incentives that may be earned under the 2020 VIP.

[2] For PBRSUs granted in Fiscal 2020 depending on Fiscal 2021 achievement, NEOs may earn 20% of the target award upon attainment of threshold performance and up to 150% of the target award upon attainment of maximum performance.

Outstanding Equity Awards at Fiscal Year-End Table

The following table provides a summary of the outstanding equity awards for each of the NEOs and the amounts reflected were valued using the NYSE closing price of the Common Shares as of February 29, 2020 of $5.17:

Name	Grant Date	Number of Shares or Units of Shares That Have Not Vested (#)[1]	Market Value of Shares or Units of Shares That Have Not Vested ($)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)[2]	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
John Chen	April 10, 2018	4,000,000	20,680,000	5,000,000	25,850,000
Steve Rai	September 25, 2019	80,789	417,679	80,789	417,679
	April 1, 2019	6,237	32,245	6,237	32,245
	October 1, 2018	3,693	19,093	5,540	28,642
	September 29, 2017	4,442	22,965	–	–
Steven Capelli	September 25, 2019	269,299	1,392,276	269,299	1,392,276
	September 25, 2019*	179,533	928,186	–	–
	October 1, 2018	92,336	477,377	138,504	716,066
	September 29, 2017	66,637	344,513	–	–
Sai Yuen (Billy) Ho	September 25, 2019	67,324	348,065	67,324	348,065
	October 1, 2018	24,622	127,296	36,934	190,949
	September 29, 2017	35,540	183,742	–	–

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Nita White-Ivy	September 25, 2019	44,883	232,045	44,883	232,045
	October 1, 2018	20,006	103,431	30,009	155,147
	September 29, 2017	17,770	91,871	–	–
Randall Cook	September 25, 2019	35,906	185,634	35,906	185,634
	October 1, 2018	36,934	190,949	55,401	286,423

[1] The following table provides the vesting schedules, as of February 29, 2020, for TBRSUs and for PBRSUs in respect of which the performance period is complete but the units remain unvested:

Grant Date	Outstanding Vesting Dates
September 25, 2019	Vesting 1/3 annually through to September 25, 2022
September 25, 2019*	Vesting September 25, 2022
April 1, 2019	Vesting 1/3 annually through to April 1, 2022
October 1, 2018	Vesting 1/2 October 1, 2020 and 1/2 October 1, 2021
April 10, 2018	Vesting 1/4 April 10, 2020, 1/4 April 10, 2021, 1/4 April 10, 2022 and 1/4 April 10, 2023.
September 19, 2017	Vesting September 19, 2020

[2] Unearned PBRSUs are based on target achievement. The following table provides the vesting schedules for unearned PBRSUs with outstanding vesting dates as of February 29, 2020:

Grant Date	Outstanding Vesting Dates
September 25, 2019	Vesting September 25, 2022
April 1, 2019	Vesting April 1, 2022
October 1, 2018	Vesting October 1, 2021
April 10, 2018	Vesting annually through to November 3, 2023

Options Exercised and Stock Vested during Fiscal 2020

The following table provides a summary of the value of RSUs that vested during Fiscal 2020. None of the NEOs held Company stock options during Fiscal 2020.

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)[1]
John Chen	1,000,000	5,490,000
Steve Rai	4,649	24,174
Steven Capelli	131,501	686,617
Sai Yuen (Billy) Ho	39,981	208,946
Nita White-Ivy	24,362	127,044
Randall Cook	18,467	95,105

[1] RSUs were valued using the fair market value of Common Shares on the vesting date. RSUs held by Messrs. Chen, Capelli and Ho and Ms. White-Ivy were valued using the fair market value on the NYSE while RSUs held by Mr. Rai were valued using the fair market value on the TSX and converted to U.S. dollars using the Bank of Canada closing rate on the day of vest (September 29, 2019 of $1.00 = CDN $1.3249 and October 2, 2019 of $1.00 = CDN $1.3294).

During Fiscal 2020, the three-year performance period expired with respect to PBRSUs that were granted to Messrs. Rai, Capelli and Ho, and Ms. White-Ivy during Fiscal 2017. Based on the achievement of the Company for the performance period, 0% of the Target Award for such PBRSUs held by Messrs. Rai, Capelli and Ho, and Ms. White-Ivy vested and the PBRSUs were forfeited.

G. Employment Arrangements, Termination and Change of Control Benefits

This section summarizes details of provisions in employment contracts and long-term incentive plans that would trigger payments by, or confer benefits from, the Company to the NEOs upon termination, a change of control or retirement. The Company has change of control and severance guidelines that cover the NEOs and certain other

42

senior executives. These guidelines are designed to retain key members of management for the benefit of the Company and its shareholders by providing the executives with base line protection in the event of a termination of their employment without cause, including in connection with a change of control. 1. Employment Arrangements Executive Chair and Chief Executive Officer Mr. Chen is employed under a written employment contract that was entered into on November 3, 2013, as amended on October 8, 2015 and as supplemented by the Chen Extension on March 14, 2018, which provides for the following: Termination without Company will pay the difference between base salary earned prior to the date Cause or for Good of termination and any additional base salary he would have been entitled to Reason General had he remained employed for the entire year in which he was terminated. In addition, the Company shall provide: o lump sum payment of two times base salary at time of termination; o lump sum payment of two times the full amount of bonus entitled to at the conclusion of the fiscal year in which terminated; o lifetime medical, dental, and health and welfare coverage for Mr. Chen, his spouse and eligible dependents until the later of his death or the death of his spouse and continuation of all other benefits entitlements for 18 months following termination; and o accelerated vesting of unvested RSUs, including the Extension TBRSUs and Extension PBRSUs, and of the Extension Cash Award. Termination without change of control. If within 24 Cause or for Good months after a change of control the Company terminates Mr. Chen, or Mr. Reason Change of Chen terminates the agreement, he shall be entitled to the same benefit package Control he would have received had the Company terminated him without cause. Termination with Cause Company will pay any unpaid base salary earned to the date of termination. With respect to Mr. Chen ompany within 30 days: (i) a breach of ct by the Company; ; inconsistent with his position; (iv) a requirement by the Co business plan or strategy not supported by Mr. Chen or the establishment of a business plan or strategy that is inconsistent with that established by him; or (vi) a change of control followed by termination within 24 months. imental salary of at least 10%, except where such reduction is part of a general reduction in the base salary of all members of the executive officers of the Company which does not occur following a change of control and affects the NEO in participation in any share option, share purchase, profit sharing, bonus or other incentive compensation plan unless the Company provides replacement arrangements which are comparable in the aggregate; (iv) a material breach of the ed by the Company within 15 days; (v) the Company as of the date of the employment contract. In the case of Ms. White- reporting relationship such that she no longer reports directly to Mr. Chen. For all of the NEOs, no entitlements arise solely if a change of control occurs without termination either during negotiation with the eventual acquiror or within 24 months of the change of control. 43

Chief Financial Officer Mr. Rai is employed as Chief Financial Officer under a written employment contract that was entered into on September 23, 2019, as amended on February 3, 2020, which provides for the following: Termination without Company will provide: Cause or for Good o current annual base salary for 6 months, plus one month of base salary per Reason General completed year of service, to a maximum of 18 months from the date of Severance Period o regular contributions to continue all health benefits for the duration of the Severance Period (to the extent permitted); Termination without Company will make a lump sum payment equal to two times base salary. Cause or for Good Company will continue to make regular contributions to continue all health Reason during benefits for 24 months (to the extent permitted). negotiation of or within In lieu of any bonus or incentive compensation, Company will pay an amount 24 months following a equal to base salary as of the date of termination, multiplied by the then current Change of Control applicable VIP target percentage times two. All outstanding equity will immediately and automatically become fully vested and all such vested rights will be exercisable for the applicable period of time under the governing plan or grant agreement. Voluntary resignation or No entitlement to compensation except for unpaid base salary, vacation earned Termination for Cause to date of termination and reasonable unpaid expenses. All benefits cease on date of termination. Other NEOs Mr. Capelli is employed as Chief Revenue Officer under a written employment contract that was entered into on September 16, 2016, as amended on September 23, 2019. Mr. Ho is employed as Executive Vice President, Product Engineering Spark Group under a written employment contract that was entered into on January 3, 2014, as amended on March 19, 2020. Ms. White-Ivy is employed as Executive Vice President, Human Resources under a written employment contract that was entered into on June 6, 2014, as amended and restated on June 18, 2014 and as further amended on October 3, 2014, June 16, 2015 and April 7, 2017. Mr. Cook is employed as Chief Legal Officer and Corporate Secretary under a written employment contract that was entered into on August 3, 2018, as amended on August 6, 2018. The agreements for Messrs. Capelli, Ho and Cook and Ms. White-Ivy provide for the following: Termination without Company will provide: Cause or for Good o current annual base salary for 12 months, plus one month of base salary Reason General per completed year of service, to a maximum of 24 months from the date Severance Period o regular contributions to continue all health benefits for the duration of the Severance Period (to the extent permitted); o all entitlements pursuant to any Company equity-based plans continue to vest during the Severance Period, and once vested are exercisable in accordance with the terms of the applicable plan(s) and agreement(s); and o VIP payment for the fiscal year in which termination occurs, prorated for the period up to the date of termination. 44

Termination without Cause or for Good Reason – during negotiation of or within 24 months following a Change of Control	• Company will make a lump sum payment equal to two times base salary. • Company will continue to make regular contributions to continue all health benefits for 24 months (to the extent permitted). • In lieu of any bonus or incentive compensation, Company will pay an amount equal to base salary as of the date of termination, multiplied by the then current applicable VIP target percentage times two. • All outstanding equity will immediately and automatically become fully vested and all such vested rights will be exercisable for the applicable period of time under the governing plan or grant agreement.
Voluntary resignation or termination for Cause	• No entitlement to compensation except for unpaid base salary, vacation earned to date of termination and reasonable unpaid expenses. All benefits cease on date of termination.

If the termination clauses under the respective employment contracts of the NEOs had been triggered on the last day of Fiscal 2020, the value of their entitlements would be as follows:

	Base Salary	Bonus[1]	Benefits[2]	Retirement Savings[3]	Long-Term Incentive Awards[4]	Total
Termination – Without Cause or for Good Reason						
John Chen	$2,000,000	$4,000,000	$1,804,276	$21,375	$136,530,000	$144,355,651
Steve Rai[5]	$329,303	–	$5,786	–	–	$335,090
Steven Capelli	$750,000	$405,420	$26,108	$17,813	$1,975,483	$3,174,823
Sai Yuen (Billy) Ho	$833,372	$138,056	$22,477	$21,375	$363,415	$1,378,695
Nita White-Ivy	$657,760	$231,504	$10,455	$20,188	$220,935	$1,140,841
Randal Cook	$502,125	$224,235	$25,206	$15,438	$157,354	$924,357
Termination – Change of Control[6]						
John Chen	$2,000,000	$4,000,000	$1,804,276	$21,375	$136,530,000	$144,355,651
Steve Rai[5]	$718,480	$431,088	$12,625	$20,541	$970,549	$2,153,283
Steven Capelli	$1,200,000	$1,200,000	$41,772	$28,500	$5,250,693	$7,720,965
Sai Yuen (Billy) Ho	$1,111,162	$935,714	$29,970	$28,500	$1,198,116	$3,303,462
Nita White-Ivy	$928,602	$718,560	$14,760	$28,500	$814,539	$2,504,960
Randall Cook	$927,000	$695,250	$46,534	$28,500	$848,640	$2,545,924

[1] In the case of termination (including if in connection with a change of control), Mr. Chen is entitled to two times the Chen Cash Bonus. In the case of termination absent a change of control, the NEOs other than Mr. Chen and Mr. Rai are entitled to their VIP payout for the year in which termination occurs. The amounts noted are based on the most recent VIP payouts received by Messrs. Capelli, Ho and Cook, and Ms. White-Ivy.

[2] Mr. Chen's post-employment benefit entitlements are described above in this Management Proxy Circular under "*Compensation Elements and Company Goals – Other Compensation (Benefits & Perquisites)*". For the NEOs other than Mr. Chen, benefit entitlements are based upon each individual's ending Fiscal 2020 supplemental health and insurance benefit costs prorated for their respective entitlement periods.

[3] Retirement savings entitlements are based upon the maximum annual employer contributions for 2020 and prorated for each NEO's respective entitlement period.

[4] In the case of a termination without cause or for good reason (including if in connection with a change of control), the Extension TBRSUs, Extension PBRSUs and Extension Cash Award all automatically vest. In the case of a termination without cause or for good reason, absent a change of control for the NEOs other than Mr. Chen, the equity awards do not accelerate and will continue to vest for a period of 15 months after termination in the case of Mr. Capelli, 18 months after termination in the case of Mr. Ho, 17 months after termination in the case of Ms. White-Ivy and 13 months after termination in the case of Mr. Cook. This table reflects numbers and values if the PBRSUs were to vest, based on the

45

achievement where known and the Target Awards for all others, and if all of the Extension PBRSUs were to vest. For those PBRSUs that were granted in Fiscal 2018, the PBRSU achievement was 0.66 of the Target Award. In the event of the death of Mr. Chen, the Extension TBRUSs and Extension PBRSUs will automatically vest. In 5 All compensation paid in Canadian dollars has been converted to U.S. dollars using the Bank of Canada average rate for Fiscal 2020 of $1.00 = CDN $1.3256. 6 months following a change of control or, except in the case of Mr. Chen, during negotiations with the eventual acquiror in the change of control. 2. Long-Term Incentive Plans The Equity Incentive Plan includes provisions relating to a change of control of the Company and termination of employment Securities Authorized for Issuance Under Equity Compensation Plans Equity Incentive Plan Termination Entitlements nt Proxy Circular for more information. H. CEO Pay Ratio Chen, was $3,014 105,924, and the ratio of these amounts is 28:1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the U.S. Exchange Act. To determine median employee compensation, the Company analyzed all of its employees using base salary, bonuses, commissions and the grant date fair value of equity awards in Fiscal 2020. The Company applied this measure to the opulation as of February 29, 2020, the last day of Fiscal 2020, and annualized compensation for regular employees that did not work for the full year. After identifying the median employee, the Company calculated annual total compensation for the median employee according to the methodology used to report the annual compensation of our NEOs in the Summary Compensation Table on page 40. Compensation amounts were determined from human resources and payroll systems of record. Payments not made in U.S. dollars were converted to U.S. dollars using applicable exchange rates as of February 29, 2020. Compensation, Nomination and Governance Committee Report The CNG Committee reviewed and discussed the Compensation Discussion and Analysis contained in this Management Proxy Circular with management of the Company. Based on the review and discussions noted above, the CNG Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Management Proxy Circular. Compensation, Nomination and Governance Committee V. Prem Watsa (Chair) Mike Daniels Richard Lynch Barbara Stymiest 46

DIRECTOR COMPENSATION Director Fee Schedule Directors who are also officers of the Company receive no additional remuneration for acting as directors. Mr. Chen is the only director who is also an officer of the Company. Director compensation is as outlined in the below chart: Compensation1 Fiscal 2020 Fiscal 2019 Initial retainer $150,000 $150,000 Annual Board retainer $270,000 $270,000 Additional annual retainer for Board Chair2 $75,000 $75,000 Additional annual retainer for Audit and Risk Management $25,000 $25,000 Committee Chair Additional annual retainer for CNG Committee Chair $20,000 $20,000 1 All amounts are in CDN dollars. 2 Mr. Chen is an officer of the Company and therefore does not receive additional remuneration for his service as Executive Chair of the Board. Mr. Watsa has declined any additional remuneration for his service as Lead Director of the Company. Directors who are not officers of the Company are also reimbursed for out-of-pocket expenses for attending all Board and committee meetings. Initial Board Retainer An initial one-time Board retainer is paid to each new director who is not a Company officer upon becoming a member of the Board. The initial retainer is payable as an award of DSUs and a director is required to retain all such DSUs until he or she ceases to be a member of the Board. Annual Board Retainer Since July 1, 2017, 100% of the annual Board retainer has been payable in DSUs. A director is required to retain all such DSUs until he or she ceases to be a member of the Board. Share Ownership Guidelines In Fiscal 2012, the Board adopted a guideline that each director who is not an officer of the Company should hold Common Shares and/or DSUs with an aggregate value of not less than four times the annual retainer paid to each rant price or market value of the Common Shares and/or DSUs held by that director. Directors are expected to reach the guideline ownership level within five years of joining the Board, and the DSUs awarded to directors over four years will satisfy the shareholding guideline. The shareholding guideline has been satisfied by each of the non-officer directors of the Company except for Ms. Disbrow, who is in her first year of service as a member of the Board and has additional time to meet the guideline. Director Compensation Table Set out below are amounts earned by the non-officer directors in respect of membership on the Board and its committees in Fiscal 2020, 100% of which were paid in DSUs. No other compensation is payable to such directors, other than the reimbursement of expenses. 47

Name	Total Fees Earned[1]
Mike Daniels	$203,681
Timothy Dattels	$203,681
Lisa Disbrow[2]	$218,318
Richard Lynch	$203,681
Laurie Smaldone Alsup	$203,681
Barbara Stymiest[3]	$222,541
V. Prem Watsa[4]	$218,769
Wayne Wouters	$203,681

[1] Director fees are earned in Canadian dollars and have been converted to U.S. dollars using the Bank of Canada average rate of $1 = CDN $1.3256 for Fiscal 2020.

[2] Ms. Disbrow joined the Board on August 26, 2019. Her "Total Fees Earned" have been pro-rated accordingly and also includes an initial retainer of CDN $150,000.

[3] Ms. Stymiest's "Total Fees Earned" includes $18,859 on account of her position as Chair of the Audit and Risk Management Committee.

[4] Mr. Watsa's "Total Fees Earned" includes $15,088 on account of his position as Chair of the CNG Committee.

Outstanding DSU Awards

Set out below is a summary of the outstanding DSU awards for each of the non-officer directors of the Company as at February 29, 2020, including DSUs credited to each director before Fiscal 2020. No stock options have been granted to the non-officer directors of the Company.

Name	Number of DSUs that have been Credited but not Redeemed	Market Value of DSUs that have been Credited but not Redeemed[1, 2]
Mike Daniels	132,258	$683,774
Timothy Dattels	186,054	$961,899
Lisa Disbrow	35,842	$185,303
Richard Lynch	162,150	$838,316
Laurie Smaldone Alsup	120,935	$625,234
Barbara Stymiest	200,262	$1,035,355
V. Prem Watsa	147,812	$764,188
Wayne Wouters	113,803	$588,362

[1] DSU awards do not have vesting conditions/requirements and are redeemable by directors upon ceasing to be a member of the Board.

[2] DSU awards were valued using the NYSE closing price of Common Shares on February 28, 2020 of $5.17.

See "*Securities Authorized for Issuance Under Equity Compensation Plans – DSU Plan*" in this Management Proxy Circular for an overview and summary of the key provisions of the DSU Plan.

As of February 29, 2020, 1,099,117 DSUs were outstanding under the DSU Plan, representing approximately 0.20% of the Company's total outstanding Common Shares. Accordingly, as of February 29, 2020, 4,442,874 Common Shares, representing approximately 0.80% of the Company's issued and outstanding Common Shares (on a non-diluted basis), were available for issuance under the DSU Plan.

48

INDEBTEDNESS OF DIRECTORS AND OFFICERS As at the Record Date, there was no indebtedness owing to the Company or any of its subsidiaries by any directors, executive officers, employees or former directors, executive officers or employees of the Company or any of its subsidiaries. In addition, no director or executive officer, proposed nominee for election as a director of the Company, or any associate of any director, executive officer or proposed nominee was indebted to the Company in Fiscal 2020. DIRECTORS AND OFFICERS LIABILITY INSURANCE The Company maintains insurance for the benefit of its directors and officers against liability in their respective capacities as directors and officers. The total amount of insurance coverage as at the end of Fiscal 2020 for the directors and officers as a group is $200 million. The annual premium payable by the Company in respect of such insurance is approximately $3.3 million. The directors and officers are not required to pay any premium in respect of this insurance. The policy contains standard industry exclusions and no claims have been made thereunder to date. INDEMNIFICATION Under the Business Corporations Act (Ontario), the Company may indemnify a director or officer of the Company against all costs, charges and expenses reasonably incurred by him or her in respect of any civil, criminal or administrative action where he or she has acted honestly and in good faith with a view to the best interests of the Company and in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he or she had reasonable grounds for believing that his or her conduct was lawful. Further, pursuant to the Company s by-laws, the Company is required to indemnify its directors and officers if they satisfy the above described conditions. As is customary for many public corporations, the Company entered into indemnity agreements (the Indemnity Agreements ) with its directors and executive officers whereby the Company agreed, subject to applicable law, to indemnify those persons against all costs, charges and expenses which they may sustain or incur in third party actions if such director or officer complied with his or her fiduciary duties and, in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he or she had reasonable grounds for believing that his or her conduct was lawful. The Indemnity Agreements further require the Company to pay interim costs and expenses of the director or officer subject to the requirement that the director or officer must repay such costs and expenses if the outcome of any litigation or proceeding establishes that the director or officer was not entitled to indemnification. INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON No person who has been a director or executive officer of the Company at any time since the beginning of the Company s last completed fiscal year, no proposed nominee for election as a director, nor any associate or any affiliate of any such person or nominee, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting, except as disclosed in this Management Proxy Circular. Furthermore, no informed person of the Company (as such term is defined under applicable securities laws), proposed nominee for election as a director of the Company and no associate or affiliate of any such informed person or proposed nominee has or had a material interest, direct or indirect, in any transaction since the beginning of the Company s most recently completed fiscal year or in any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries or affiliates, other than Mr. Watsa, the Chairman and Chief Executive Officer, and a significant shareholder, of Fairfax, which directly or indirectly owns an aggregate $500 million principal amount of the outstanding 3.75% Debentures. See also Business to be Transacted at the Meeting 2. Election of Directors Management Proxy Circular for a description of n Shares and 3.75% Debentures. SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS The following table sets out, as at February 29, 2020: (i) the number of Common Shares to be issued upon (a) the exercise of Options granted under the Equity Incentive Plan, (b) the vesting of RSUs granted under the Equity Incentive Plan, and (c) the redemption of outstanding DSUs; (ii) the weighted average exercise price of such Options; and (iii) the number of Common Shares remaining available for future issuance under the Equity Incentive Plan, the DSU Plan, and the Employee Stock Purcha ESPP 49

Plan Category	Number of Common Shares to be issued upon exercise of Options, vesting of RSUs, and redemption of outstanding DSUs	Weighted-average exercise price of outstanding Options	Number of Common Shares remaining available for future issuance under the equity compensation plans
Equity compensation plans approved by shareholders	25,351,113 (Equity Incentive Plan) 1,099,117 (DSU Plan)	$7.32	4,121,989 (Equity Incentive Plan) 4,370,627 (DSU Plan) 1,603,134 (ESPP)
Total[1]	26,450,230	$7.32	10,095,750

[1] The foregoing table excludes 9,144,176 Common Shares issuable under the BlackBerry-Cylance Stock Plan and 4,182,189 Common Shares originally issuable in connection with the Inducement Awards, each as described below. See "*Securities Authorized for Issuance Under Equity Compensation Plans – BlackBerry-Cylance Plan*" and "*- Inducement Awards*". The weighted-average exercise price of the options granted under the BlackBerry-Cylance Plan as of their grant date was US$3.93. No additional Common Shares are available for future issuance under the BlackBerry-Cylance Plan or in respect of the Inducement Awards.

As of February 29, 2020, Options to purchase an aggregate of 516,781 Common Shares, representing approximately 0.09% of the Company's issued and outstanding Common Shares on a non-diluted basis were outstanding under the Equity Incentive Plan, and the number of Common Shares allocated to RSUs was 24,834,332, representing approximately 4.48% of the Company's issued and outstanding Common Shares. As of February 29, 2020, 4,121,989 Common Shares, representing approximately 0.74% of the Company's issued and outstanding Common Shares (on a non-diluted basis), were available for issuance under the Equity Incentive Plan (assuming full deduction of equivalent Common Shares against the share limit for grants under that plan).

The following table shows the Company's burn rate with respect to the issuance of time-based RSUs ("**TBRSUs**"), performance-based RSUs ("**PBRSUs**"), stock options and DSUs over the past three fiscal years, expressed as a percentage of the weighted average number of outstanding Common Shares for the applicable fiscal year. The table shows gross burn rates without deduction for any awards that were forfeited or that expired prior to vesting during any year.

Award Type[1]	Fiscal 2020	Fiscal 2019	Fiscal 2018
TBRSUs	1.82%	1.38%	0.50%
PBRSUs	0.49%	1.09%	0.16%
Stock options	0.00%	0.00%	0.00%
DSUs	0.05%	0.03%	0.02%

[1] The foregoing table excludes options and RSUs granted under the BlackBerry-Cylance Stock Plan, as well as the Inducement Awards.

Each grant of PBRSUs specifies a target award, which reflects the number of PBRSUs that will vest if 100% of the applicable target performance is achieved, and a maximum possible award of 150% of the target award. The PBRSU burn rates shown in the table above reflect the target award.

Equity Incentive Plan

The Equity Incentive Plan was originally approved by the shareholders of the Company at the Company's annual and special meeting on July 9, 2013. Amendments to the Equity Incentive Plan were approved by the shareholders of the Company at the Company's annual and special meetings held on June 23, 2015 and June 21, 2017.

Overview

The objectives of the Equity Incentive Plan are to assist the Company and its affiliates to attract, retain and motivate executive officers and employees through equity-based awards.

RSUs are notional securities that rise and fall in value based on the value of the Common Shares and are redeemed for Common Shares issued by the Company or for the cash equivalent on vesting dates established at the time of grant, in the sole discretion of the Company. The CNG Committee believes that RSU awards promote the mid-term and

50

long-term success of the Company by providing additional flexibility in recruiting, motivating and retaining employees based on their current and potential ability to contribute to the success of the Company. Each awarded Option provides for the issuance of one Common Share by the Company upon the payment of a pre- determined exercise price. Options are granted subject to specified time-based or other vesting conditions and remain exercisable until a defined expiry date. The CNG Committee believes that Option awards assist in the attraction and retention of employees and provide a strong incentive for employees to put forth maximum effort for the continued success and growth of the Company. Other than RSUs and Options, no forms of equity incentive are contemplated by the Equity Incentive Plan. Subject to certain adjustments as described below, the total number of Common Shares available for grant under the Equity Incentive Plan is 33,875,000, representing approximately 6.11 Common Shares as of February 29, 2020. number of Common Share available for issuance under the Equity Incentive Plan at a greater rate than does each Option granted (Options and RSUs are referred to Awards is counted as 0.625 shares against the Common Share reserve, and each RSU granted under the Equity Incentive Plan is counted as one share against the Common Share reserve. Three Year Approval of Equity Incentive Plan The Equity Incentive Plan is conside Common Shares that are withheld to satisfy applicable income tax obligations upon the settlement of RSUs are available for subsequent grants under the Equity Incentive Plan, (ii) Options only count against the Common Share reserve as 0.625 Common Shares, and (iii) Common Shares available for issuance pursuant to awards granted under the Equity Incentive Plan that are forfeited, cancelled or settled for cash are available for subsequent grants under the Equity Incentive Plan. As such, the TSX requires that the Equity Incentive Plan be submitted to shareholders of the Company to approve unallocated entitlements within three years after institution and within every three years thereafter. Unallocated entitlements under the Equity Incentive Plan were most recently meeting on June 24, 2019. Summary of Key Provisions The following is a summary of the principal provisions of the Equity Incentive Plan: Administration: The Equity Incentive Plan is administered by the Board, which delegates its authority to the CNG Committee or the Executive Chair of the Company, as contemplated by the Equity Incentive Plan and policy on granting equity awards Awards Policy . Participation: Participation in the Equity Incentive Plan is open to employees of the Company and any of its affiliates that are designated by the Board. Participation in the Equity Incentive Plan is voluntary. Participation Limits: any one year period, and (ii) issuable to insiders of the Company, at any time, under the Equity Incentive Plan, or when combined with all of the Common Shares may be issued to any one participant under the Equity Incentive Plan or any other security-based compensation arrangement. the Equity Incentive Plan or any other security-based compensation arrangement in any one-year period. Award Agreements: Awards will be documented by written Award agreements, which will reflect the specific terms of a particular grant of Options or RSUs. The Board has the discretion to permit the exercise of Awards on other terms as it may determine, provided that no Award may be extended past the prescribed expiry date. 51

Shares Available and Share Counting: Subject to certain equitable adjustments as provided in the Equity Incentive Plan and described below, a total of 33,875,000 Common Shares are authorized for Awards granted under the Equity Incentive Plan. As of February 29, 2020, 4,121,989 Common Shares remained available for issuance under the Equity Incentive Plan. Common Shares subject to Cancellation Additions and Withholding Additions will be added to the Common Shares available for Awards under the Equity Incentive Plan. Any Common Shares that again become available for Awards through a Cancellation Addition or a Withholding Addition will be added as (i) one Common Share for every RSU, and (ii) 0.625 Common Share for every Option. Due to Withholding Additions, it is possible that the Equity Incentive Plan may permit the issuance of more than 33,875,000 Common Shares. For greater certainty, the following shares will not be added to the Common Shares available for Awards under the Equity Incentive Plan: (i) shares tendered or withheld in payment of the purchase price of an Option; (ii) shares tendered or withheld to satisfy any tax withholding obligation with respect to Options; and (iii) shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options. Substitute Awards: Substitute Awards (as defined below) will not reduce the shares authorized for grant under the Equity Incentive Plan, nor will shares subject to a Substitute Award be added to the shares available for Awards under the Equity Incentive Plan as provided above. Additionally, in the event that a company acquired by the Company or any subsidiary of the Company or with which the Company or any subsidiary of the Company combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or arrangement, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or arrangement to determine the consideration payable to the holders of common shares of the entities party to such acquisition or arrangement) may be used for Awards under the Equity Incentive Plan and will not reduce the shares authorized for grant (and shares subject to such awards will not be added to the shares available for Awards); provided that Awards using such available shares will not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or arrangement, and will only be made to individuals who were not employees or directors of the granting company prior to such acquisition or arrangement. For purposes of the Equity Incentive Plan, Substitute Awards means Awards granted or shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any subsidiary of the Company or with which the Company or any subsidiary of the Company amalgamates. Pricing: Options must have an exercise price of not less than the closing trading price of the Common Shares on the NYSE on the grant date or, if there is no closing trading price on that date, on the last preceding trading day. RSU Awards may either be expressed as a number of RSUs or be based on an aggregate dollar value of the Award to be granted and divided by the closing trading price of the Common Shares on the NYSE on the grant date. Shareholder approval is expressly required to: (a) reduce the exercise price of an Option after it is granted; (b) cancel an Option when the exercise price per share exceeds the then current market value in exchange for cash or another Award (other than in connection with a Change of Control (as defined below)); or (c) take any other action that would be treated as a repricing under TSX or NYSE rules. Restrictions on Dividends: No dividends or dividend equivalents may be granted, and none are payable, in connection with an Option or an RSU. Restrictions on Transfer: Except as required by law, the rights of a participant under the Equity Incentive Plan are not capable of being anticipated, assigned, transferred, alienated, sold, encumbered, pledged, mortgaged or charged and are not capable of being subject to attachment or legal process for the payment of any debts or obligations of the 52 participant. Awards may be exercised during the life of the participant only by the participant or the participant s guardian or legal representative. Terms and Expiry: Options may be granted having a term not to exceed five years. The term and vesting of Options is at the discretion of the CNG Committee or the Executive Chair and will be reflected in an Award agreement. Except as provided in the applicable Award agreement, RSUs have a term that expires not later than December 31 of the third calendar year after the applicable Award date. The term and specific vesting conditions for an RSU Award is at the discretion of the CNG Committee or the Executive Chair and will be reflected in an Award agreement. If an Option would otherwise expire during a trading blackout period, the term of such Option shall automatically be extended until ten (10) business days after the end of the blackout period. Termination Entitlements: Upon termination of employment for reasons other than death, all unvested Awards are forfeited (subject to the provisions below relating to a Change of Control, and to the provisions of any Award agreement made at the discretion of the Board). Options that are vested on the termination date may be exercised until the earlier of their stated expiry date and 90 days after the termination date. Upon the death of a participant, all unvested Awards will immediately vest. The vested Options may be exercised by the participant s estate until the earlier of their stated expiry date and six months after the date of the participant s death, and the vested RSUs will be settled by a cash payment to the participant s estate. If, on or following a Change of Control, (A) a participant s employment is terminated other than for cause during the Change of Control Period (as defined below), or (B) the Company or a successor issuer in the Change of Control has not assumed or replaced on substantially similar terms the participant s existing Awards, then (i) all Awards will immediately vest, (ii) all restrictions on such Awards will lapse and (iii) all vested Options may be exercised until the earlier of their stated expiry date and one year after the termination date or the effective date of the Change of Control, as applicable, after which time all Options will expire and all vested RSUs will be settled by a cash payment to the participant. For purposes of the Equity Incentive Plan, a Change of Control is defined as of any of the following events: (a) an amalgamation, merger, consolidation, arrangement or other reorganization as a result of which the holders of the Company s Common Shares immediately prior to the completion of that transaction hold less than a majority of the shares after completion of that transaction; (b) any individual, entity or group of persons acting jointly or in concert, acquires or becomes the beneficial owner of, directly or indirectly, more than 50% of the Company s Common Shares, or any other transaction of similar effect; (c) the Company sells or otherwise transfers all or substantially all of its assets (other than a disposition or transfer of assets to an affiliate of the Company as part of a reorganization), where the holders of the Company s Common Shares immediately prior to the completion of that transaction hold less than a majority of the Common Shares of the acquiring person immediately after the completion of such transaction; or (d) as a result of or in connection with the contested election of directors, the nominees named for election in the Company s most recent management information circular do not constitute a majority of the Board. The Change of Control Period is the shorter of (i) 24 months following a Change of Control, and (ii) the period of time following a Change of Control that is specified in a participant s employment agreement. Change of Control: In the event of a Change of Control, the Board shall have the authority to take all necessary steps so as to ensure the preservation of the economic interests of the participants in, and to prevent the dilution or enlargement of, any Options or RSUs, which unless otherwise provided in an Award agreement shall include ensuring that the Company or any entity which is or would be the successor to the Company or which may issue securities in exchange for shares upon the Change of Control becoming effective will assume each outstanding Award, or will provide each participant with new or replacement or amended Options or RSUs which will continue to vest following the Change of Control on similar terms and conditions as provided in the Equity Incentive Plan. 53

Amendments: The Board has the authority, in the case of specified capital reorganizations affecting the Company, to amend or adjust outstanding Awards including changes to adjust (i) the number of Common Shares that may be acquired on the exercise of outstanding Options, (ii) the exercise price of outstanding Options, or (iii) the number of RSUs credited to a participant, in order to preserve proportionately the rights and obligations of participants. The Board also reserves the right to amend, suspend or terminate the Equity Incentive Plan, in whole or in part, at any time, subject to applicable laws and requirements of any stock exchange or governmental or regulatory body (including any requirement for shareholder approval). The Board may make amendments to the Equity Incentive Plan or outstanding Awards without shareholder approval, except for the following amendments: increasing the number of Common Shares reserved for issuance under the Equity Incentive Plan or other plan limits; changing the definition of those participants who are eligible to participate in the Equity Incentive Plan; reducing the exercise price of an Option (other than in connection with a capital reorganization) or any cancellation and reissuance of an Option; extending the expiry date of an Award other than as contemplated by the Equity Incentive Plan; permitting Awards to be transferred other than upon death; permitting the addition or modification of a cashless exercise feature, payable in cash or shares, unless it provides for a full deduction of the number of underlying shares from the Equity Incentive Plan share reserve; changing the amendment provisions of the Equity Incentive Plan; or other amendments that require shareholder approval under applicable law or stock exchange rules. Examples of amendments that the Board may make without shareholder approval include, without limitation, (i) housekeeping amendments, (ii) amendments to comply with tax laws, (iii) amendments to reduce or restrict participation, and (iv) amendments to accelerate vesting. On December 19, 2013, the Equity Incentive Plan was amended by the Board to provide for (a) the cashless exercise of Options by the participant making an election for the receipt of either (i) an amount in cash per Option, or (ii) a net number of Common Shares (in each case, net of any applicable withholding taxes or deductions) equal to the difference between the exercise price of the Option and the price at which a securities dealer designated by the Company is able to sell the Common Shares in the capital markets on the trading day that the exercise notice is given by the participant (with a full deduction of the underlying Common Shares from the plan reserve), and (b) the automatic extension of the vesting period of Awards for certain approved leaves. Shareholder approval of such amendments was not required as the amendments were covered under the general amendment provisions of the Equity Incentive Plan. On May 1, 2017, the Board unanimously approved an amendment to the Equity Incentive Plan under which the maximum number of Common Shares authorized for issuance thereunder was increased to 33,875,000 Common Shares, which amendment was subsequently approved by the shareholders of the Company at the annual and special meeting held on June 21, 2017. On May 2, 2018, the Equity Incentive Plan was amended by the Board to change refer to the NYSE instead of to the Nasdaq Stock Market. Shareholder approval of such amendment was not required pursuant to the general amendment provisions of the Equity Incentive Plan. U.S. Federal Income Tax Consequences The following is a general summary under current law of certain United States federal income tax consequences to the Company and Participants who are citizens or individual residents of the United States relating to awards granted 54 under the Equity Incentive Plan. This summary addresses the general tax principles that apply to such awards and is provided only for general information. Certain kinds of taxes, such as foreign state and local income taxes and payroll taxes, are not discussed. This summary is not tax advice and it does not discuss all aspects of federal taxation that may be relevant to the Company and Participants. Accordingly, the Company urges Participants to consult their own tax advisors as to the specific tax consequences of participation in the Equity Incentive Plan under applicable laws. Options: Options granted under the Equity Incentive Plan are non-qualified stock options, meaning that they are not intended to qualify as incentive stock options that meet the requirements of Section 422 of the United States Internal Revenue Code of 1986, as amended Code A Participant generally will not recognize taxable income when granted an Option. When the Participant exercises the Option, he or she generally will recognize taxable ordinary income equal to the excess of the fair market value of the Common Shares received on the exercise date over the aggregate exercise price of the Option. The P Common Shares acquired on exercise of the Option will be increased by the amount of such taxable income. The Company generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income that the Participant recognizes. When the Participant sells the Common Shares acquired on exercise, the Participant generally will realize long-term or short-term capital gain or loss, depending on whether the Participant holds the Common Shares for more than one year before selling them. RSUs: A Participant generally will not recognize income at the time an RSU is granted. When the RSU vests and is settled for Common Shares or cash, the Participant generally will recognize as income an amount equal to the fair market value of the Common Shares or the amount of cash on the date of settlement, and the Company generally will be allowed a corresponding federal income tax deduction at that time. When the Participant sells any Common Shares acquired on settlement, the Participant generally will realize long-term or short-term capital gain or loss, depending on whether the Participant holds the Common Shares for more than one year before selling them. DSU Plan Overview The DSU Plan was created to align director and shareholder interests, in that the value of DSUs is tied directly to the Director Compensation Share Ownership Guidelines Under the DSU Plan, each director who is not an officer of the Company is credited with DSUs in satisfaction of 100% of his or her initial and annual retainers. Under the DSU Plan, DSUs are granted and allocated to a notional account on a quarterly basis (with the exception of DSUs granted in respect of the initial Board retainer, which are granted in their entirety on the first award date after the director joins the Board). Additional DSUs would be granted in relation to any dividends paid during the time that DSUs are credited to the director, on a per equivalent Common Share basis. Each DSU has an initial value equal to the market value of a Common Share at the time the DSU is granted. A director cannot redeem DSUs until the director ceases to be a member of the Board or a director of an affiliate of the Company (or if he or she continues to be employed by the Company or an affiliate, following termination of his or her service). The DSUs will be redeemed no later than December 15 of the calendar year commencing immediately after the calendar year in which the director ceases to be a member of the Board or an employee of the Company or an affiliate, applicable. DSUs may, at the option of the Company, be redeemed for cash with the redemption value of each DSU equal to the weighted average trading price of the Common Shares over the five trading days preceding the redemption date. Alternatively, the redemption value may be satisfied by the delivery of Common Shares equal to the number of DSUs credited to the participant, either issued from treasury or purchased on behalf of the participant in the secondary market. Three Year Approval of DSU Plan The DSU Plan is considered an plan because the maximum number of Common Shares issuable from treasury upon redemption of DSUs is expressed as a percentage of the number of Common Shares issued and outstanding from time to time. As such, the TSX requires that the DSU Plan be submitted to shareholders of the Company to approve unallocated entitlements within three years after the initial approval of the DSU Plan by 55 shareholders, and within every three years thereafter. initially approved the DSU Plan on June 19, 2014 and approved all unallocated entitlements under the meeting held on June 21, 2017. Summary of Key Provisions The following is a summary of the principal provisions of the DSU Plan: Administration: The DSU Plan is administered by the CNG Committee, which may delegate any administrative responsibilities to an officer of the Company. Participation: Participation in the DSU Plan is open to non-executive directors of the Company. Participation in the DSU Plan is mandatory in connection with Insider Limits -based compensation arrangements, no more than 10% of the to the DSU Plan or any other security- outstanding Common Shares may be issuable at any time pursuant to the DSU Plan or any other security-based compensation arrangement in the aggregate. Plan Maximum: The total number of Common Shares issuable from treasury under the DSU Plan is 1% of the issued and outstanding Common Shares from time to time. There is no restriction on the redemption of DSUs for cash, or in consideration for Common Shares purchased in secondary market transactions. Participation and Elections: Accounts are maintained for each participating director, to which DSUs granted under the DSU Plan are credited. Account and Pricing: DSUs granted to a director are credited to his or her account on the first business day of a fiscal Award Date are credited in full on the first Award Date after joining the Board. Subsequent grants in respect of the annual retainer are made in quarterly instalments, prorated for the period of service, as applicable. DSUs are fully vested when granted. The number of DSUs to be granted from time to time is determined by dividing the amount of the retainer or other fees otherwise payable on the Award Date by the closing trading price of the Common Shares on that date on the TSX. Dividends: As of any dividend paymen determined by dividing (a) the product of the per share dividend and the number of DSUs credited in the account on the dividend record date, by (b) the closing trading price of a Common Share on the applicable date on the TSX (for Canadian participants) or NYSE (for U.S. participants). Redemption and Payout: DSUs may not be redeemed while a participant continues to serve as a director of the Company or of an affiliate (provided that the redemption may be deferred if the person continues to be employed by the Company or an affiliate). Following a specified period that time, or such later date as may be agreed by the participant and the Company, subject to certain limitations), the DSUs credited to the participant will be redeemed. On redemption, the Company may elect to: pay a cash amount equal to the product of the number of DSUs credited to the account and the five-day weighted average trading price of the Common Shares on the TSX (for Canadian participants) or NYSE (for U.S. participants); cause a broker to acquire in the secondary market on behalf of the participant a number of Common Shares equal to the number of whole DSUs credited to the account; or 56 issue from treasury a number of Common Shares equal to the number of whole DSUs credited to the account; in each case, less applicable withholding taxes, and with a cash payment calculated as described above in respect of any fractional DSUs. Restrictions on Transfer: DSUs are non-transferable but may be redeemed following the incapacity or death of a ve. Amendments: The Board has the authority, in the case of specified capital reorganizations affecting the Company, to amend or adjust DSUs credited to an account including changes to adjust the number of DSUs credited to a participant in order to preserve proportionately the rights and obligations of participants. The Board also reserves the right to amend, suspend or terminate the DSU Plan, in whole or in part, at any time, subject to applicable laws and requirements of any stock exchange or governmental or regulatory body (including any requirement for shareholder approval). However, the DSU Plan may not be amended, suspended or terminated in a way that would result in certain adverse tax consequences under U.S. or Canadian federal income tax laws. The Board may make amendments to the DSU Plan or outstanding DSUs without shareholder approval, including the following types of amendments: foregoing, any amendment for the purpose of curing any ambiguity, error or omission in the DSU Plan or to correct or supplement any provision of the DSU Plan that is inconsistent with any other provision of the DSU Plan; amendments necessary to comply with the provisions of applicable law (including, without limitation, the rules, regulations and policies of the TSX and NYSE and certain tax laws); amendments respecting administration of the DSU Plan; any amendment to add or modify the vesting or redemption provisions of the DSU Plan or any DSU; ise relating to the eligibility of any participant; any amendment to facilitate the participation in the DSU Plan by, and the granting of DSUs to, directors who are subject to the laws of countries other than those of Canada, which grants may have terms and conditions that differ from the terms thereof as provided elsewhere in the DSU Plan for the purpose of complying with foreign laws; amendments necessary to suspend or terminate the DSU Plan; and any other amendment, whether fundamental or otherwise, not requiring shareholder approval under applicable law (including, without limitation, the rules, regulations and policies of the TSX and NYSE). Shareholder approval will be required for the following amendments: amendments to the number of Common Shares issuable from treasury under the DSU Plan, including an increase to a fixed number of Common Shares or a change from a fixed maximum number of Common Shares to a fixed maximum percentage; amendments which would permit discretionary grants of DSUs to directors; amendments to remove or exceed the insider participation limits; amendments to the amendment provision; and 57 amendments required to be approved by shareholders under applicable law (including, without limitation, the rules, regulations, and policies of the TSX and NYSE). On May 2, 2018, the DSU Plan was amended by the Board to change references to the Nasdaq Stock Market to the NYSE. Shareholder approval of such amendment was not required pursuant to the general amendment provisions of the DSU Plan. Employee Share Purchase Plan The ESPP was introduced in 2015 to enable eligible employees to acquire Common Shares in a convenient and systematic manner through payroll deductions, in order to encourage a proprietary interest in the operation, growth and development of the Company. The ESPP annual and special meeting held on June 23, 2015. Administration: The ESPP is administered by the Board, which may delegate its authority to the CNG Committee as contemplated by the ESPP. Eligibility; Participation: Unless otherwise determined by the Board, participation in the ESPP is open to employees of the Company and any of its affiliates that are designated by the Board who are customarily employed for at least 20 hours per week and more than five months in any calendar year. Participation in the ESPP is voluntary. To participate in the ESPP, an eligible employee authorizes payroll deductions in an amount between 1% to 15% of his or her eligible compensation to be contributed to the exceed $30,000 in any calendar year. Such contributions are used to purchase Common Shares at the end of each offering period. Each offering period is six months in duration, commencing on October 1 and April 1 of each year. Eligible employees may elect to increase or decrease payroll deductions for the current offering period not later than five business days following the first day of such offering period or may elect to withdraw from the ESPP at least 30 business days before the last trading day of an offering period, provided that individuals subject to a trading blackout may not enroll or withdraw from the ESPP or make changes to payroll deductions during a blackout period. Purchase Price: The purchase price for the Common Shares purchased under the ESPP is determined by the Board and will not be less than 85% of the closing price of the Common Shares on the TSX (for participants paid in Canadian dollars) or NYSE (for participants paid in U.S. dollars) on the last trading day of each offering period. As an alternative to permitting participants to purchase Common Shares at a discount, with the approval of the Board, the Company or any of its designated affiliates may provide a participant with cash contributions to purchase Common Shares in an Participation Limits: The number of Common Shares (i) issued to insiders of the Company within any one year period, security-based compensation arrangements, cannot exceed total outstanding Common Shares, respectively. under the ESPP or any other security- outstanding Common Shares may be issued under the ESPP or any other security-based compensation arrangement in any one-year period. Shares Available: The total number of Common Shares available for issuance under the ESPP is 4,000,000, representing approximately 0.72% of the issued and outstanding Common Shares as of February 29, 2020. As of February 29, 2020, the number of Common Shares remaining available for future issuance under the ESPP was 1,603,881, representing approximately 0.29% of the then issued and outstanding Common Shares. Common Shares purchased under the ESPP may be issued from treasury or acquired on the open market. Restrictions on Transfer: The rights of a participant under the ESPP are not capable of being assigned, transferred, pledged or otherwise disposed of in any way by the participant (other than by will, the laws of descent and distribution or to a designated beneficiary upon death, as provided in the ESPP). 58

Termination Entitlements: Upon termination of employment, a participant is no longer an eligible employee under the ESPP and the participant will be withdrawn from the ESPP. Upon withdrawal from the ESPP, all payroll deductions from the ESPP that have not been used to purchase Common Shares will be returned to the participant and all Common the ESPP. Amendments: The Board has the authority, in the case of specified capital reorganizations affecting the Company, to determine appropriate equitable adjustments, if any, to be made under the ESPP, including adjustments to the number of Common Shares which have been authorized for issuance under the ESPP, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the ESPP. The Board also reserves the right to amend, suspend or terminate the ESPP, in whole or in part, at any time, subject to applicable laws and requirements of any stock exchange or governmental or regulatory body (including any requirement for shareholder approval). The Board may make amendments to the ESPP without shareholder approval, except for the following amendments: increasing the number of Common Shares reserved for issuance under the ESPP; removing or exceeding the insider participation limits; reducing the purchase price payable for Common Shares under the ESPP; increasing the maximum amount of employer contributions permitted under the ESPP; changing the amendment provisions of the ESPP; extending eligibility to participate in the ESPP to non-employees; or other amendments that require shareholder approval under applicable law or stock exchange rules. Examples of amendments that the Board may make without shareholder approval include, without limitation, (i) changes of a housekeeping nature, (ii) changes to the offering periods, (iii) changes to enrollment procedures, and (iv) changes to the entitlements upon termination of employment. On May 2, 2018, the ESPP was amended by the Board to change references to the Nasdaq Stock Market to the NYSE. Shareholder approval of such amendment was not required pursuant to the general amendment provisions of the ESPP. U.S. Federal Income Tax Consequences The following is a general summary under current law of certain United States federal income tax consequences to the Company and employees who are citizens or individual residents of the United States relating to purchases of Common Shares under ESPP offerings that are intended to comply with Section 423 of the Code. This summary addresses the general tax principles that apply to such purchases and is provided only for general information. Certain kinds of taxes, such as foreign, state and local income taxes and payroll taxes, are not discussed. This summary is not tax advice and it does not discuss all aspects of federal taxation that may be relevant to the Company and employees. Accordingly, the Company urges employees to consult their own tax advisors as to the specific tax consequences of participation in the ESPP under applicable laws. federal income tax liability will depend on whether the employee makes a qualifying or disqualifying disposition of the Common Shares purchased under the ESPP. A qualifying disposition will occur if the sale or other disposition of the shares is made after the employee has held the shares for both of the following holding period periods: more than two years after the start date of the offering period in which the shares were purchased, and more than one year after the purchase date. A disqualifying disposition is any sale or other disposition that is made before either of these minimum holding periods are met. 59

In the case of a qualifying disposition, an employee generally will recognize ordinary income in the year of the qualifying disposition equal to the lower of the actual gain and the purchase price discount. The actual gain is equal to the fair market value of the shares on the date of the qualifying disposition, minus the purchase price for the shares. The purchase price discount is equal to the fair market value of the shares on the start date of the offering period, minus the purchase price for the shares. This amount of ordinary income is added to the employee's basis in the shares, and any additional gain recognized on the qualifying disposition is long-term capital gain. If the fair market value of the shares on the date of the qualifying disposition is less than the purchase price, there is no ordinary income, and any loss recognized is a long-term capital loss. If shares purchased by an employee under the ESPP are disposed of in a qualifying disposition, the Company does not receive a deduction in connection with the purchase, holding or disposition of the shares by the employee.

In the case of a disqualifying disposition, an employee generally recognizes ordinary income in the year of the disqualifying disposition in an amount equal to the fair market value of the shares on the purchase date, minus the purchase price paid for the shares. The amount of this ordinary income is then added to the employee's basis in the shares, and any resulting gain or loss recognized on the disposition is a capital gain or loss. The gain or loss will be long-term if the shares are held for more than one year. The Company generally will be entitled to a deduction in the year of the disqualifying disposition equal to the amount of ordinary income that the participant recognized on the disposition.

BlackBerry-Cylance Stock Plan

Overview

On February 21, 2019, the Company completed its acquisition of Cylance. In connection with the acquisition, the Company agreed to assume the unvested Cylance stock options and restricted stock units that were outstanding at closing under Cylance's Amended and Restated 2012 Stock Plan (the "**Cylance Awards**"). The Company established the BlackBerry-Cylance Stock Plan (the "**BlackBerry-Cylance Plan**") to give effect to the assumption of these incentives. The Company replaced each unvested Cylance stock option and restricted stock unit with a Company stock option (each, a "**Replacement Option**") or restricted share unit (each, a "**Replacement RSU**"), as applicable, granted under the BlackBerry-Cylance Plan having the same material terms and conditions as the former Cylance Awards.

The BlackBerry-Cylance Plan and the awards thereunder were not subject to approval by the Company's shareholders under TSX rules, as the plan was adopted in connection with an acquisition, and the assumed incentives and their exercise price, as applicable, were adjusted in accordance with the per share consideration paid for Cylance by the Company.

No other forms of equity incentive are contemplated by the BlackBerry-Cylance Plan.

The total number of Common Shares available for grant, and issued or issuable under grants made to date, under the BlackBerry-Cylance Plan is 9,144,176 (consisting of 8,320,130 Common Shares in respect of Replacement Options and 824,046 Common Shares in respect of Replacement RSUs), representing approximately 1.65% of the Company's issued and outstanding Common Shares as of February 29, 2020. No new awards may be granted under the BlackBerry-Cylance Plan after its effective date.

Summary of Key Provisions

The following is a summary of the principal provisions of the BlackBerry-Cylance Plan:

Administration: The BlackBerry-Cylance Plan is administered by the Board, which delegates its authority to the CNG Committee or the Executive Chair of the Company, as contemplated by the BlackBerry-Cylance Plan.

Participation: Participation in the BlackBerry-Cylance Plan is limited to former holders of the Cylance Awards. Participation in the BlackBerry-Cylance Plan is voluntary.

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Participation Limits: The number of the Company's Common Shares (i) issued to insiders of the Company within any one year period, and (ii) issuable to insiders of the Company, at any time, under the BlackBerry-Cylance Plan, or when combined with all of the Company's security based compensation arrangements, cannot exceed 10% of the Company's total outstanding Common Shares, respectively. No more than 10% of the Company's outstanding Common Shares may be issued under the BlackBerry-Cylance Plan or any other security-based compensation arrangement in any one-year period.

Award Agreements: Awards are documented by written award agreements, which reflect the specific terms of a particular grant of Replacement Options or Replacement RSUs. The Board has the discretion to permit the exercise of awards on other terms as it may determine, provided that no award may be extended past the prescribed expiry date.

Shares Available and Share Counting: The maximum number of Common Shares authorized for issuance under the BlackBerry-Cylance Plan was 9,144,176 Common Shares; accordingly, the BlackBerry-Cylance Plan has been exhausted. No Common Shares underlying any Replacement Options or Replacement RSUs that are cancelled or forfeited will be available for future grants.

Pricing: The number of Common Shares subject to Replacement Options and Replacement RSUs and the exercise price thereof, as applicable, was determined on the effective date of the BlackBerry-Cylance Plan as described above.

Shareholder approval is required to:

(a) reduce the exercise price of a Replacement Option after it is granted;

(b) cancel a Replacement Option when the exercise price per share exceeds the then-current market value in exchange for cash or another award (other than in connection with a Change of Control (as defined below); or

(c) take any other action that would be treated as a repricing under TSX or NYSE rules.

Restrictions on Dividends: No dividends or dividend equivalents may be granted, and none are payable, in connection with a Replacement Option or a Replacement RSU.

Restrictions on Transfer: Unless determined otherwise by the Board, awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or the laws of descent and distribution.

Term and Expiry: Replacement Options have a term not to exceed ten years. The term and vesting conditions of Replacement Options and Replacement RSUs are based on the terms and conditions of the prior Cylance Awards and are reflected in an award agreement. If a Replacement Option would otherwise expire during a trading blackout period, the term of such Replacement Option shall automatically be extended until ten (10) business days after the end of the blackout period.

Termination Entitlements: Upon termination of employment for reasons other than disability, all unvested Replacement Options are forfeited (subject to the provisions of any award agreement made at the discretion of the Board, and subject further to the Board's discretion in the case of termination of employment due to disability). Replacement Options that are vested on the termination date may be exercised until the earlier of their stated expiry date and 90 days after the termination date. Replacement Options that are vested at the date of termination of employment due to disability may be exercised until the earlier of their stated expiry date and 12 months after the termination date. Upon the death of a participant, the vested Replacement Options may be exercised by the participant's estate until the earlier of their stated expiry date and 12 months after the date of the participant's death. All unvested Replacement RSUs are forfeited without consideration at the time a participant ceases to be a service provider, subject to the provisions of any award agreement made at the discretion of the Board.

Change of Control: In the event of a Change of Control, the Board may in its discretion (i) provide for the assumption or substitution of, or adjustment to, an outstanding award by the successor corporation, (ii) terminate an outstanding award (whether or not fully vested) for a cash payment determined in accordance with the BlackBerry-Cylance Plan, (iii) provide for termination of an award on such terms and conditions as the Board deems appropriate, or (iv)

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accelerate the vesting or settlement of an outstanding award in whole or in part. The Board need not provide for identical treatment of each outstanding award. For purposes of the BlackBerry- Change of Control y of the following events: (a) an amalgamation, merger, consolidation, arrangement or other reorganization as a result of which the holders majority of the shares after completion of that transaction; (b) any individual, entity or group of persons acting jointly or in concert, acquires or becomes the beneficial ion of similar effect; (c) the Company sells or otherwise transfers all or substantially all of its assets (other than a disposition or transfer of assets to an affiliate of the Company as part of a reorganization), where the holders of the hares immediately prior to the completion of that transaction hold less than a majority of the Common Shares of the acquiring person immediately after the completion of such transaction; or (d) as a result of or in connection with the contested election of directors, the nominees named for election in the Amendments: The Board has the authority, in the case of specified capital reorganizations affecting the Company, to amend or adjust outstanding awards including changes to adjust (i) the number of Common Shares that may be acquired on the exercise of outstanding awards, (ii) the exercise price of outstanding awards, or (iii) the number of Replacement RSUs credited to a participant, in order to preserve proportionately the rights and obligations of participants. The Board also reserves the right to amend, suspend or terminate the BlackBerry-Cylance Plan, in whole or in part, at any time, subject to applicable laws and requirements of any stock exchange or governmental or regulatory body (including any requirement for shareholder approval). The Board may make amendments to the BlackBerry-Cylance Plan or outstanding awards without shareholder approval, except for the following amendments: increasing the number of Common Shares reserved for issuance under the BlackBerry-Cylance Plan or other plan limits; reducing the exercise price of a Replacement Option (other than in connection with a capital reorganization) or any cancellation and reissuance of a Replacement Option; extending the expiry date of a Replacement Option other than as contemplated by the BlackBerry-Cylance Plan; permitting awards to be transferred other than upon death; or other amendments that require shareholder approval under applicable law or stock exchange rules. Examples of amendments that the Board may make without shareholder approval include, without limitation, (i) housekeeping amendments, (ii) amendments to comply with tax laws, and (iii) amendments to accelerate vesting. Inducement Awards In connection with the Cylance acquisition, the Company made inducement award grants to Stuart McClure and Ryan Permeh, the co-founders and two executive officers of Cylance, who joined the Company as President and as Chief Scientific Officer, respectively, of its BlackBerry Cylance business unit. The inducement award grants consisted of an aggrega Inducement Awards McClure was granted 3,122,140 restricted share units and Mr. Permeh was granted 1,060,049 restricted share units. In the third 62 quarter of Fiscal 2020, Mr. McClure resigned from the Company and the Inducement Award granted to him was forfeited in its entirety prior to the vesting of any of the underlying restricted share units. Each restricted share unit subject to the Inducement Awards represents a right to receive one Common Share. The restricted share units will vest, subject to the achievement of certain performance objectives, on February 28, 2022. were made as inducements for Messrs. McClure and Permeh to become full-time employees, and less than 2% of the d been made issuable pursuant to other inducement arrangements during the 12 months preceding their joining the Company. Company s Policy on Granting Equity Awards The Board has adopted a policy on granting equity awards (the Awards Policy , which is summarized below. Under the Awards Policy, only the CNG Committee and the Executive Chair may grant equity awards pursuant to the authority delegated to each of them by the Board in accordance with the terms of the Equity Incentive Plan and the Awards Policy. There is no further delegation of the authority of the CNG Committee or the Executive Chair to grant equity awards to any other member of the Board or to any other officer or employee of the Company. Except as provided below, all equity award grants, including periodic grants, promotional grants and new hire grants, are made only on a quarterly basis during the two-week period beginning on the day immediately preceding the date on which the Company publicly releases its quarterly or annual earnings results Grant Window ; provided that a Special Trading Blackout (as defined in the Company s Insider Trading Policy) is not then in effect (and is not expected to be in effect when the Regular Trading Blackout terminates following the public release of the Company s results). The award date shall be the later of (i) the second trading day following the day that the Company publicly releases its results, in order to permit the pricing of the award to reflect two full days of trading in the Common Shares following the release of its results, and (ii) the date during the Grant Window on which the CNG Committee or the Executive Chair approves the award grants, in each case unless a Special Trading Blackout is then in effect, in which event the award date shall be the second trading day following the day on which the Special Trading Blackout is terminated. Except as provided below, no grant may be made with any other award date, including for greater certainty, any earlier date. In accordance with the Equity Incentive Plan, the exercise price with respect to an option may not be less than the closing price of the Common Shares on the TSX or NYSE on the award date. If a Special Trading Blackout is in effect at the time the CNG Committee or Executive Chair would otherwise approve quarterly grants (or is expected to be in effect when the Regular Trading Blackout terminates following the release of the Company s results), equity award grants may be made by the CNG Committee or the Executive Chair during the ten-day period beginning on the second trading day following the day on which the Special Trading Blackout is terminated. Under exceptional and limited circumstances, equity awards may be granted by the CNG Committee at any time other than during a trading blackout, so long as the grant is approved by the CNG Committee at a duly convened meeting of the CNG Committee held for that purpose. In connection with the hiring of a new employee pursuant to this exception, the award date will be the date the new employee commences employment with the Company, which is the date the individual is placed on the Company s payroll at his or her full-time salary amount. No grant may be made with an award date prior to the date the CNG Committee approves the grant of the equity award. At least annually, the CNG Committee will approve ranges for the number of equity awards to be granted (or the aggregate dollar value of each such equity award) for periodic grants, promotional grants and new hire grants, which ranges will be used as a guideline by management in proposing grants of equity awards. On a quarterly basis (or as appropriate in the case of a proposed equity award grant pursuant to the exceptional and limited circumstances exception described above), management of the Company through the Equity Award Administrator will prepare a list of equity award grants (or a recommendation for a grant pursuant to the exceptional and limited circumstances exception described above) to be considered by the CNG Committee or by the Executive Chair (with respect to a list but not to a recommendation), which list (or recommendation) will include certain specified information. Notwithstanding any other provision of the Awards Policy, only the CNG Committee is authorized to (i) grant equity 63 awards to the Executive Chair, or (ii) grant an equity award more than 10% above the applicable range previously approved by the CNG Committee and in effect from time to time, unless the value of such equity award has been determined in consultation with the Board. The list (or recommendation) prepared by management through the Equity Award Administrator will be reviewed by the Company's Chief Financial Officer before approval by the CNG Committee or Executive Chair. All grants will be made pursuant to a standard form of equity award agreement previously approved by the CNG Committee unless the CNG Committee or the Executive Chair determines otherwise. Grants of equity awards to employees in France must also comply with additional requirements set forth in the Company s Guidelines for Issuance of Options to Employees in France, as amended from time to time. CORPORATE GOVERNANCE The Company is subject to the requirements of the U.S. Sarbanes-Oxley Act of 2002 and comparable requirements under Canadian provincial securities legislation, and to the requirements of the NYSE and TSX, including those relating to the certification of financial and other information by the Company s Chief Executive Officer and Chief Financial Officer; oversight of the Company s external auditors; enhanced independence criteria for audit committee members; the pre-approval of permissible non-audit services to be performed by the Company s external auditors; and the establishment of procedures for the anonymous submission of employee s complaints regarding the Company s accounting practices (commonly known as whistle-blower procedures). governance policies are available on its website at www.blackberry.com/us/en/company/investors/corporate- governance-global. Set out below is a description of the corporate governance practices of the Company, including a description of the , and disclosure as required pursuant to National Instrument 58-101 Disclosure of Corporate Governance Practices. 1. Board of Directors Independence National Policy 58-201 Corporate Governance Guidelines of the Canadian Securities Administrators recommends that boards of directors of reporting issuers be composed of a majority of independent directors. A director is considered independent only where the board determines that the director has no material relationship with the Company. Director independence of each of the current directors is determined by the Board with reference to the requirements as set forth by Canadian securities regulators in National Instrument 52-110 Audit Committees, the rules of the NYSE and SEC rules and regulations (collectively, the Rules and Regulations ). A majority of the current Board members, all of whom are nominees for election as directors at the Meeting, are independent directors within the meaning of the Rules and Regulations: Messrs. Daniels, Dattels, Lynch, Watsa and Wouters, Dr. Smaldone Alsup and Mss. Disbrow and Stymiest. Mr. Chen, who is also a nominee for election as a director at the Meeting, does not qualify as an independent director since he is currently the Executive Chair and Chief Executive Officer of the Company. The chairs of both committees of the Board, namely the CNG Committee and the Audit and Risk Management Committee, are currently independent directors within the meaning of the respective Rules and Regulations applicable to each committee. The Company has taken steps to ensure that adequate structures and processes are in place to permit the Board to function independently of management. The independent directors met regularly without non-independent directors and members of management present during Fiscal 2020 via in-camera sessions at each regularly scheduled quarterly meeting of the Board, as well as at one additional Board meeting. The independent directors of the Audit and Risk Management Committee and the CNG Committee also met in-camera at each regularly scheduled quarterly meeting of each respective committee. 64

The Board combines the role of Chairman and Chief Executive Officer. The Board considers the combined role to be appropriate as it promotes unified leadership, fosters strategic development and execution, and optimizes information flow between management and the Board. In addition, because the Executive Chair of the Board, Mr. Chen, is not an independent director, the Company has an independent Lead Director of the Board, Mr. Watsa, who is responsible for facilitating the effective functioning of the Board independently of management of the Company and for providing independent leadership to the Board. Finally, if a Board member has a material interest in a transaction being reviewed by the Board, such Board member is asked to abstain from discussions and approvals relating to such transaction. Attendance at Board and Committee Meetings The attendance record of each director for all Board and standing committee meetings held since the beginning of the Company s most recently completed financial year is set forth under each Business to be Transacted at the Meeting Election of Directors . Board members are expected, to the best of their abilities, to attend all Board meetings and meetings of committees on which they serve. In Fiscal 2020, all of the current members of the Board attended 75% or more of the total meetings of the Board and their respective committees. Attendance at the Annual and Special Meeting of Shareholders Board members are expected, to the best of their abilities, to attend the Meeting. All directors serving at that time and special meeting of shareholders. Other Director Commitments All current directorships with other public entities for each of the Board members, as well as directorships held in the past five years, are set forth under Business to be Transacted at the Meeting Election of Directors Mr. Watsa serves as a director of three public companies other than the Company, all of which are part of a related group of companies. Since the commencement of his second term of service as a director of the Company in November 2013, Mr. Watsa has attended over 98% of the meetings of the Board and the committees on which he has served. Mr. Watsa is the Chairman and Chief Executive Officer of Fairfax, which is, together with certain of its wholly-owned or controlled subsidiaries, the largest beneficial shareholder of the Company on an as-converted basis. Mandate The Board is ultimately responsible for supervising the management of the business and affairs of the Company and, in doing so, is required to act in the best interests of the Company. The Board discharges its responsibility directly and, in part, through the Audit and Risk Management Committee and the CNG Committee. The Board operates pursuant to a written mandate, which was updated in March 2014 to reflect the appointment of a Lead Director and to define the role of the Lead Director in providing independent leadership to the Board. The current Board mandate is attached as Schedule E to this Management Proxy Circular. The Board meets regularly to review the business operations and financial results of the Company. Meetings of the Board include regular meetings with management to review and discuss specific aspects of the operations of the Company, and the independent directors of the Company meet regularly without management or management directors present. Specific responsibilities of the Board include: 1) promoting a culture of integrity throughout the organization; 2) overseeing and approving the s strategic initiatives and the implementation of such initiatives; 3) overseeing the risk identification, assessment, management, monitoring and reporting activities of management to ensure the effective implementation of the risk management framework; 4) overseeing the Company s compliance activities, including in the areas of legal/regulatory compliance and corporate policies within the purview of the Board; 5) reviewing the s organizational structure and succession planning; 65

6) at any time that the Board Chair is an officer or employee of the Company, monitoring the executive performance of the Board Chair and approving his or her compensation;
7) monitoring the Chief Executive Officer's performance (including his or her monitoring of other executive management), approving his or her compensation and reviewing the Company's overall compensation policy for executive managers;
8) adopting and monitoring a disclosure policy for the Company;
9) monitoring the integrity of internal control and management information systems; and
10) developing the Company's approach to corporate governance.

The Board mandate also sets out other responsibilities of the Executive Chair and the Lead Director. In May 2014, the Board adopted a written position description for the Chief Executive Officer.

The Board is ultimately responsible for overseeing the Company's risk identification, assessment, management, monitoring and reporting activities. The Board receives regular reports from the Chief Risk Officer, sets the Company's risk appetite and oversees the risk management activities undertaken by the Audit and Risk Management Committee and the CNG Committee. Since June 2015, the Chief Information Officer has provided regular updates to the Board on the advancing maturity of the Company's cybersecurity program, including reports on threat monitoring, penetration testing, vulnerability remediation, encryption efforts and compliance activities. The updates also include reports on the Company's third-party cybersecurity accreditations and certifications, including the Company's progress toward achieving SOC 2 certification, and on the advancement of the Company's security posture as scored using the U.S. National Institute of Standards and Technology (NIST) Cyber Security Framework. The Company is executing on a multi-year cybersecurity resiliency improvement plan to improve processes, technology and governance to mitigate threats, and in Fiscal 2020 completed an internal audit to assess the completeness and operating effectiveness of cybersecurity controls. Other information related to the oversight on risk management provided by the Board can be found under the heading "Enterprise Risk Management – Risk Governance and Oversight" in the Company's Fiscal 2020 Annual Report on Form 10-K ("**10-K**"), which can be accessed at www.sec.gov and www.sedar.com.

The Board oversees succession planning activities that are primarily focused on the Executive Officers of the Company and addresses, among other things, position descriptions, potential internal successors and the state of readiness of such successors. The succession plan also reviews executive turnover and open or pending executive requisitions. The Board, including its CNG Committee, periodically reviews and monitors the succession plan. The plan is updated as deemed appropriate.

Term Limits

The Company has not adopted term limits for its directors or other mechanisms of Board renewal, in part because Board renewal has not been a challenge for the Company in recent years. The average tenure of the current directors is approximately 65 months, or 5.4 years. In addition, the Board believes that the Company's director nomination and voting process will only produce directors who are able to make a meaningful contribution.

Orientation and Continuing Education

All new directors of the Company receive a comprehensive orientation. The orientation includes: meeting the Chair of the CNG Committee, the Chair of the Board and other independent directors as part of the selection process; receiving briefing materials relating to the Company's operations and the operations of the Board and its committees, including the Company's Business Standards and Principles, Board mandate and committee charters; advice from the Company's legal counsel on their legal duties, corporate and securities obligations and the Company's corporate governance procedures and policies; and meeting with Executive Officers as appropriate in order to understand the Company's products, operations and key functions. The orientation process will be reviewed from time to time in connection with new appointments to the Board.

Orientation also occurs as part of the regular business of the Board and its committees. A Board dinner also typically occurs on the evening preceding each quarterly Board meeting and provides the Board an opportunity to discuss the Company's business privately (or with management invitees) in a more informal setting.

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The CNG Committee's charter formally sets out the role of the committee, including responsibility for the development and review of director orientation and continuing education programs. Education occurs as part of the regular business of the Board and its committees. See "*Corporate Governance Practices – 3. CNG Committee – Nomination and Assessment of Directors*" in this Management Proxy Circular for further information. In addition, the Board mandate requires that: (i) individual directors seek to participate in at least one director education program every twenty-four (24) months to remain current in, or expand upon, areas relevant to the duties of the Board and (ii) the frequency of director education should be reviewed from time to time to address changing standards in good corporate governance relating to continuing director education.

In Fiscal 2020, members of the Board or its committees received briefings on various topics, including cybersecurity, diversity, in-depth reviews of the industry and markets in which the Company operates, U.S. and Canadian securities law developments, and topics addressed in quarterly materials from EY, including the Company's implementation of new accounting standards.

2. Audit and Risk Management Committee Report

The Audit and Risk Management Committee is comprised of Barbara Stymiest (Chair), Lisa Disbrow, Laurie Smaldone Alsup and Wayne Wouters, all of whom are independent within the meaning of NYSE, SEC and TSX rules and applicable Canadian securities laws. The Board has determined that each of Ms. Stymiest and Ms. Disbrow is an audit committee financial expert within the meaning of General Instruction B(8)(a) of Form 10-K under the U.S. Exchange Act.

The Audit and Risk Management Committee met four times during Fiscal 2020 to review the interim and annual consolidated financial statements, notes and Management's Discussion and Analysis of Financial Condition and Results of Operations ("**MD&A**") and to make other recommendations to the Board. The Audit and Risk Management Committee has full and unrestricted access to the Company's internal finance department to review issues as appropriate and meets independently with the external auditors of the Company on a regular basis. The Company's internal audit function also functionally reports directly to the Audit and Risk Management Committee and administratively to the Chief Risk Officer. The Audit and Risk Management Committee also makes recommendations as to the implementation and operation of internal accounting controls and financial reporting practices and procedures.

The Board-approved charter of the Audit and Risk Management Committee is available on the Company's website at www.blackberry.com/us/en/company/investors/corporate-governance-global and is appended to the Company's Fiscal 2020 10-K. The Board has developed a written mandate for the chair of the Audit and Risk Management Committee, as set out in such committee's charter. Other information related to the composition of the Audit and Risk Management Committee can also be found under the heading "Audit and Risk Management Committee" in the Company's Fiscal 2020 10-K.

Pursuant to its charter, the Audit and Risk Management Committee provides assistance to the Board with respect to the oversight of (i) the integrity of the financial statements of the Company, (ii) the qualifications and independence of the Company's independent auditor, (iii) the performance of the Company's internal audit function and independent auditors, (iv) the compliance by the Company with legal and regulatory requirements, and (v) enterprise risk management, including risk compliance and the controls, processes and policies used by management to effectively manage the Company's risks. The Chief Risk Officer provides regular reporting to the Board and the Audit and Risk Management Committee. Other information related to the oversight on risk management provided by the Audit and Risk Management Committee can be found under the heading "Enterprise Risk Management – Risk Governance and Oversight" in the Company's Fiscal 2020 10-K.

Management is responsible for the Company's financial reporting process, including its internal control over financial reporting, and for the preparation of its consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company's independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements and expressing opinions on the consolidated financial statements and internal control over financial reporting. The Audit and Risk Management Committee's responsibility is to monitor and review these processes and act in an oversight capacity. The Audit and Risk Management Committee does not certify the financial statements or guarantee the independent registered public

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information provided to it, including representations made by management and the independent registered public accounting firm, including its audit report. The Audit and Risk Management Committee discussed with EY, accounting firm for the fiscal year ended February 29, 2020, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit and Risk Management Committee has received the written disclosures and the letter from EY required by applicable requirements of the Public Company Accounting Oversight Board regarding EY communications with the Audit and Risk Management Committee concerning independence and has discussed with EY its independence. The Audit and Risk Management Committee reviewed and discussed the audited financial statements of the Company for the fiscal year ended February 29, 2020 with management and EY. Based on the review and discussions noted above, the Audit and Risk Management Committee recommended to the Board that the audited financial statements of the Company be included Fiscal 2020 10-K. Members of the Audit and Risk Management Committee Barbara Stymiest (Chair) Lisa Disbrow Laurie Smaldone Alsup Wayne Wouters 3. CNG Committee The CNG Committee is comprised of V. Prem Watsa (Chair), Mike Daniels, Richard Lynch and Barbara Stymiest, all of whom are independent within the meaning of NYSE and TSX rules and applicable Canadian securities laws. The charter of the CNG Committee is approved by the Board and is www.blackberry.com/us/en/company/investors/corporate-governance-global. The Board has developed a written The CNG Committee met four times during Fiscal 2020 and meets without management present at each of its quarterly meetings. Mr. Watsa has served as Chair of the CNG Committee since November 2013. None of the members of the CNG Committee has ever been an officer or employee of the Company or any of its subsidiaries or indebted to the Company. No executive officer of the Company has served on the board of directors or the compensation committee of any other entity that has had any executive officers of such entity serve as a member the Board or the CNG Committee. The Board believes that the members of the CNG Committee are qualified to fulfill the duties of the CNG Committee due to their experience and direct involvement in executive compensation decision making as outlined in the below chart, which references all current members of the CNG Committee. The members of the CNG Committee have an understanding of executive compensation decision making, including the underlying policies and principles and relevant market practices, as a result of their experience as senior executives at significant companies, including in many cases having ultimate responsibility for human resources and compensation. This understanding has also been garnered through their service on the CNG Committee of the Company and the compensation/pension committees at other public companies. Ms. Stymiest also has extensive experience serving on the Company s Audit and Risk Management Committee or the audit committees of other public companies, which experience is relevant to the CNG 68

Member Experience V. Prem Watsa (Chair) Current Chairman and Chief Executive Officer of Fairfax Current Vice Chairman of Hamblin Watsa Investment Counsel Current Chairman of Fairfax India Holdings Corporation Current Chairman of Fairfax Africa Holdings Corporation Mike Daniels Current Chair of the Compensation Committee of Mercury Systems, Inc. Corporate Governance and Nominating Committee Former Chairman of the board of GlobalLogic Inc. Former Chairman of the board of Invincea, Inc. Former Chairman of the board and CEO of Mobile 365, Inc. Former Chairman of the board and CEO of Network Solutions, Inc. Former director of Sybase Inc. Richard Lynch Former Executive Vice-President and Chief Technology Officer of Verizon Communications Current Chairman of the board and member of the Nominating and Corporate Governance Committee of Ribbon Communications Former Chair of the Nominating and Corporate Governance Committee and Member of the Compensation Committee of Ruckus Wireless Inc. Former Chairman of the board and a former member of the Executive Committee and the Nomination and Corporate Governance Committee of TranSwitch Barbara Stymiest Former member of the Group Executive and former Group Head of Strategy, Treasury & Corporate Services at the Royal Bank of Canada for approximately seven years Former Chief Executive Officer of the TMX Group Inc. Former Executive Vice President and Chief Financial Officer at BMO Capital Markets Current Chair of the Audit Committee and member of the Pension Committee and the Governance, Human Resource, Nominating and Compensation Committee of the board of directors of George Weston Limited Current Chair of Risk and Conduct Review Committee and member of the Audit Committee of Sun Life Financial Former member of Human Resources Committee of Sun Life Financial Compensation Matters In relation to its duties and responsibilities concerning compensation matters pursuant to its charter, the CNG Committee is primarily responsible for administering the Company s equity-based compensation plans and reviewing, and in certain circumstances, approving and recommending for approval, the compensation packages for the Executive Officers. The CNG Committee meets regularly each year for the purpose of reviewing the overall compensation policy for Executive Officers, as well as relevant competitive compensation data and practices. At least annually, (i) the CNG Committee shall make recommendations on Executive Chair compensation to the entire Board for its consideration and approval; (ii) the Executive Chair or the CNG Committee (in conjunction with the Executive Chair, if the Chief Executive Officer is not also the Executive Chair) shall make recommendations on Chief Executive Officer compensation to the entire Board for its consideration and approval; and (iii) the Executive Chair or the CNG 69

Committee (in conjunction with the Executive Chair) shall review and approve the compensation packages for the direct reports to the Chief Executive Officer. The CNG Committee also evaluates the performance of the Executive Chair, and the Executive Chair or the CNG Committee shall evaluate the performance of the Chief Executive Officer (if the Chief Executive Officer is not also the Executive Chair) each year using both financial and non-financial measurements. Recommendations made by the CNG Committee on the and discussed by the independent members of the Board before final approval. The CNG Committee has sole authority to retain independent compensation consultants to provide the committee with advice on the Compan as necessary or desirable. It also has the authority to approve the fees payable to any independent compensation advisor that it retains. Decisions made by the CNG Committee generally reflect factors and considerations in addition to any information and advice provided to it by any independent compensation consultant. Independent Compensation Consultant The CNG Committee did not engage an independent compensation consultant in Fiscal 2020. Nomination and Assessment of Directors The CNG Committee is also responsible for: (i) the selection and recommendation for appointment to the Board of qualified, effective directors, (ii) the review of individual directors qualifications and (iii) orientation and education of new directors. The CNG Committee has the responsibility for nominating new directors. Potential nominees have in the past been identified by the CNG Committee through independent recruiting firms or by individual referrals. The selection criteria include: the specific skill set and experience required on the Board at a given time, taking into account the skill sets of the other Board members, including high technology, telecommunications, marketing and worldwide operational experience; personal characteristics, including integrity and high ethical standards; and other considerations. In March 2015, the Board adopted a written Board diversity policy Board Diversity Policy pursuant to which the Company will strive for a diverse Board and will take into account the benefits of diversity as part of its mandate to ensure an appropriate balance of necessary skills, background, experience and knowledge on the Board. See Corporate Governance Practices 4. Diversity in this Management Proxy Circular for further details. The CNG Committee is responsible for monitoring the effectiveness of the relationship between management and the Board, the effectiveness of the operation of the Board, Board committees and individual directors, and for recommending improvements to each of the above. On an annual basis, the CNG Committee administers a Board effectiveness questionnaire and a director self-evaluation form through which each director assesses the operation and performance of the Board, its committees and the committee chairs, as well as his or her own contributions as a member of the Board. The completed questionnaires and forms are reviewed by the CNG Committee Chair, who subsequently discusses with each director their respective questionnaires and reports to the Executive Chair and to the Board on the results of the evaluation process. 4. Diversity The Board recognizes the value and importance of the Board being comprised of highly talented and experienced and the ever-changing communities and markets in which the Corporation operates. In accordance with the Board Diversity Policy, the Company will strive for a diverse Board and the CNG Committee and Executive Chair will take into account the benefits of diversity as part of its mandate to ensure an appropriate balance of necessary skills, background, experience and knowledge on the Board. When identifying candidates to recommend for appointment or election to the Board, the CNG Committee and Executive Chair will: 70 consider only individuals who are highly qualified, based on their experience, functional expertise, skills and character; and take into account criteria that promote diversity, including gender, race, religion, ethnicity, sexual orientation, physical ability, geographic representation, age, and other personal characteristics as the Board may determine from time to time. The Board Diversity Policy provides that the CNG Committee is responsible for implementing the policy and monitoring progress towards the achievement of its objectives. The CNG Committee will also review the Board Diversity Policy from time to time and may recommend changes to the policy or additional objectives, as appropriate. The Company is mindful of the benefits of striving for a diverse Board, which include accessing a broader pool of high-quality candidates, gaining exposure to a greater variety of perspectives and ideas, promoting better corporate onsideration of -making process. The Company is committed to diversity in the workplace and considers a multitude of factors when making executive officer appointments, including, primarily, the available talent in the industry, as well as the level of representation of women. The Company has not adopted targets regarding women on the Board or in executive officer positions. The Board believes that the combination of qualities desirable therefore targets have not been adopted. Currently, two of the Company nine executive officers are women, representing 22% of the total number of executive officers, and three nine members (and three of the nominees for election to the Board at the Meeting), or 33%, are women. 5. Majority Vote Policy In March 2011, the Board adopted a Majority Vote Policy and, in December 2014, the Board approved technical amendments to the policy to conform to new provisions of the TSX Company Manual regarding majority voting. The Majority Vote Policy only applies to an uncontested election of Board nominees which for the purposes of the policy means an election where the number of nominees for members of the Board is equal to the number of members to be elected. If, with respect to any Board nominee, the number of votes withheld exceeds the number of votes in favour of the nominee, then such nominee must promptly submit to the Board his or her resignation specifying that the resignation is to take effect at the time of its acceptance by the Board. The Company will disclose voting results as part of its report on voting results for the meeting. Following the receipt of a resignation pursuant to the policy, the Board must determine as soon as possible and in any event no later than ninety days following receipt of the resignation, whether to accept or refuse the resignation. With the exception of special or extenuating circumstances that would warrant the continued service of the applicable director, the Board shall accept the resignation. In considering whether to accept or refuse the resignation, the Board will consider all factors deemed relevant by members of the Board including, without limitation, any reasons stated by shareholders for withholding votes from the election of the nominee. Any nominee who tenders his or her resignation pursuant to the policy may not participate in the deliberations of the Board or any of its committees regarding his or her resignation. The Board will publish its decision regarding the resignation as soon as possible and if it refuses the resignation, it will provide the reasons for its decision. 6. Ethical Business Conduct and Code of Business Standards and Principles The Company maintains and follows a written code of business standards and principles (the Code ) that applies to, and is acknowledged annually by, all of the directors, officers and employees of the Company. The Code is a statement of principles designed to promote a culture of integrity and to help ensure that the Company operates its business in an ethical and legally-compliant manner. The Code incorporates by reference a number of policies and guidelines, rovide guidance to employees concerning business choices, decisions and behaviours. The Code expressly provides that 71 acknowledgment of the Code is a condition of employment, as is completion of all assigned training related to the Code and related policies and guidelines.

The Board, through the Audit and Risk Management Committee, receives reports on compliance with the Code, including regarding the Company's annual program to have employees acknowledge that they have read, understand and will comply with the Code. The Company maintains a whistleblower program and makes whistleblower reporting available to employees and external parties via a web and telephone hotline-based system supplied and operated by a third party that specializes in such reporting systems. The system allows individuals to make whistleblower reports, including anonymously, to the Company or directly to the Chair of the Audit and Risk Management Committee via the BlackBerry EthicsLink system and enables the Company or the Chair of the Audit and Risk Management Committee, as appropriate, to follow up directly with the reporter while maintaining his or her anonymity. Employees have been advised of the whistleblower program as part of the Company's annual Code acknowledgement program. Management reports on the status of whistleblower reports to the Audit and Risk Management Committee at its quarterly meetings. The Company has not filed any material change report since the beginning of Fiscal 2020 that pertains to any conduct of a director or executive officer that constitutes a departure from the Code.

In addition, the Board is responsible for overseeing, directly and through its committees, an appropriate compliance program for the Company. The Company's Risk Management and Compliance Council (the "**RMCC**"), a council of internal senior leaders which supports the Company's enterprise risk management activities, and the Company's Security Risk and Compliance Committee oversee and assist management in maintaining the Company's compliance program and policies. The RMCC reports to the Chief Executive Officer and meets at least quarterly with the Chief Risk Officer serving as the Chair. The Chair of the RMCC also makes a report to the Audit and Risk Management Committee, at least quarterly, on its activities. Randall Cook, the Company's Chief Legal Officer and Corporate Secretary, serves as the Chief Compliance Officer and Chief Risk Officer of the Company.

The Code is available on the Company's website at www.blackberry.com/us/en/company/investors/corporate-governance-global, or upon request to the Corporate Secretary of the Company at its executive office, 2200 University Avenue East, Waterloo, Ontario, N2K 0A7.

7. Related Party Transactions

Directors, officers and employees are required to report any related party transactions to comply with the Code. Any director who has a material interest in a transaction or an agreement involving the Company must disclose the interest to the Board immediately and does not participate in any discussions or votes on the matter. The Audit and Risk Management Committee reviews and approves any related party transactions as required by the Code. In Fiscal 2020, there were no transactions between the Company and a related person as described in Item 404 of Regulation S-K, which defines a "related person" as: (i) a director, nominated director or executive officer of the Company, (ii) an immediate family member of a director, nominated director or executive officer, or (iii) a person who beneficiary owns more than 5% of the Common Shares or a member of their immediate family.

8. Advisory Vote on Executive Compensation

In March 2012 the Board adopted the Say on Pay Policy, a copy of which is available on the Company's website at www.blackberry.com/us/en/company/investors/corporate-governance-global. The Say on Pay Policy is consistent with the model say on pay policy of the Canadian Coalition for Good Governance and establishes a framework for the Company to conduct an annual non-binding advisory vote by common shareholders.

Consistent with the Say on Pay Policy, the annual vote is an advisory vote only and is not binding on the Board which remains responsible for its compensation decisions and is not relieved of these responsibilities irrespective of the results of the vote. However, the Board will take the results of the vote into account, as appropriate, when considering future compensation policies, procedures and decisions and in determining whether there is a need to significantly increase their engagement with shareholders on compensation and related matters. The Company will also disclose the results of this vote as part of its report on voting results for this Meeting. The details of how a negative advisory vote will be addressed are set out in the Say on Pay Policy.

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9. Shareholder Engagement

The Company is committed to active engagement with investors and other interested parties to address shareholder-related concerns and provide public information about the Company. Shareholders may provide feedback to the Company through a number of avenues, including by e-mail to investorinfo@blackberry.com and at events such as the annual shareholders' meeting and quarterly earnings conference calls. The Chief Financial Officer and Vice President of Investor Relations also meet regularly with investment analysts and institutional investors in Canada, the United States and internationally.

10. Shareholder Proposals for the 2021 Annual Meeting

To be eligible for inclusion in the Company's 2021 proxy statement pursuant to Rule 14a-8 under the U.S. Exchange Act, shareholder proposals must be sent to the Corporate Secretary of the Company at the principal executive offices of the Company at 2200 University Avenue East, Waterloo, Ontario, Canada, N2K 0A7, and must be received no later than February 23, 2021 and any shareholder proposal received after this date shall be considered untimely.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to the Company concerning Common Shares beneficially owned as of the Record Date by (i) each director of the Company; (ii) each named executive officer of the Company; and (iii) all directors and executive officers of the Company as a group:

Name of Beneficial Owner	Direct[1]	Indirect[2]	Right to Acquire[3]	Total	Percentage of Class
John Chen	4,783,191	2,000,000	–	6,783,191	1.22%
Michael Daniels	26,077	–	132,258	158,335	*
Timothy Dattels	–	–	186,054	186,054	*
Lisa Disbrow	–	–	35,842	35,842	*
Richard Lynch	–	–	162,150	162,150	*
Laurie Smaldone Alsup	–	–	120,935	120,935	*
Barbara Stymiest	10,000	–	200,262	210,262	*
V. Prem Watsa[4]	129,000	–	147,812	276,812	*
Wayne Wouters	–	–	113,803	113,803	*
Steve Rai	15,982	–	–	15,982	*
Steven Capelli	204,208	–	–	204,208	*
Sai Yuen (Billy) Ho	191,112	–	–	191,112	*
Nita White-Ivy	206,983	–	–	206,983	*
Randall Cook	13,749	–	–	13,749	*
Directors and executive officers as a group	5,580,302	2,000,000	1,099,116	8,679,418	1.56%

* Indicates ownership of less than 1% of the outstanding Common Shares. Each of the Company's directors and executive officers may be contacted at 2200 University Avenue East, Waterloo, Ontario N2K 0A7.

1 Common Shares held individually or jointly with others, or in the name of a bank, broker or nominee for the individual's account.

2 Common Shares over which directors, nominees and executive officers may be deemed to have or share voting or investment power, including shares owned by trusts and certain relatives.

3 Common Shares which directors and executive officers had a right to acquire beneficial ownership of within 60 days from the Record Date, through the conversion of stock units held under the Company's equity-based compensation plans.

5 In addition, as of the Record Date, Fairfax and certain of its controlled subsidiaries and group companies beneficially owned approximately 46.7 million Common Shares representing approximately 8.41% of the issued and outstanding Common Shares. Mr. Watsa is the Chairman and Chief Executive Officer of Fairfax and beneficially owns shares carrying approximately 42.5% of the votes attached to all outstanding shares of Fairfax.

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The following table shows ownership information for any person or company known to the directors and executive officers of the Company to beneficially own, or control or direct, directly or indirectly, 5% or more of the Common Shares as of the Record Date: Common Shares Percentage of Common Name of Beneficial Owner Beneficially Owned Shares Outstanding PRIMECAP Management Company1 71,890,462 12.94% Fairfax Financial Holdings Limited2 46,724,700 8.41% 1 Represents Common Shares beneficially owned as of December 31, 2019, based on a Schedule 13G/A filed with the SEC on February 12, 2020. In such filing, PRIMECAP Management Company lists its address as 1177 E. Colorado Blvd., 11th Floor, Pasadena, CA 91105, and indicates that it has sole voting power with respect to 70,080,612 Common Shares and sole dispositive power with respect to 71,890,462 Common Shares. 2 Represents Common Shares beneficially owned as of the Record Date based on information Fairfax has provided to the Company. Fairfax ddress is 95 Wellington Street West, Suite 800, Toronto, Ontario, Canada M5J 2N7. ADDITIONAL INFORMATION Copies of the following documents are available upon written request to the Corporate Secretary of the Company at 2200 University Avenue East, Waterloo, Ontario, N2K 0A7: (i) the Annual Report on Form 10-K containing the audited consolidated financial statements for Fiscal 2020, together with the accompanying Auditor s Report, and the Fiscal 2020 annual MD&A; and (ii) this Management Proxy Circular. Additional information relating to the Company can be found on SEDAR at www.sedar.com and on EDGAR at www.sec.gov. Financial information of the Company is provided in the Company s audited consolidated financial statements and MD&A for the Company s most recently completed financial year. APPROVAL The undersigned hereby certifies that the contents and the distribution of this Management Proxy Circular have been approved by the Board on May 7, 2020. A copy of this Management Proxy Circular has been sent to each director of the Company, each shareholder entitled to notice of the Meeting and to the auditors of the Company. DATED at Waterloo, Ontario, the 8th day of May, 2020. BY ORDER OF THE BOARD (signed) John Chen, Executive Chair 74

Schedule A - Change of Auditor Material

Schedule B - Equity Incentive Plan BLACKBERRY LIMITED EQUITY INCENTIVE PLAN AMENDED AND RESTATED MAY 2, 2018 SECTION 1 INTERPRETATION AND ADMINISTRATIVE PROVISIONS 1.1 Purposes The purposes of this Plan are to assist the Corporation and its affiliates to attract, retain and motivate executive officers and employees by granting to them: (i) options to purchase common shares of the Corporation; and (ii) restricted share units. 1.2 Definitions When used herein, unless the context requires otherwise, the following terms have the following meanings: affiliate jointly or in concert Securities Act (Ontario), as amended from time to time. Approved Leave of Absence any personal or education leave in excess of four (4) weeks in duration, (ii) any period during which you are in receipt of long-term disability benefits, or (iii) any period during which your status of employment changes from full-time to part-time (being less than twenty-five (25) hours per week). means an Option or RSU granted under this Plan. Award Agreement requires. Award means the date the Board grants an Award under this Plan. Blackout Period Corporation applicable to a Participant, during which specified individuals, including insiders of the Corporation, may not trade in the Corporation during which specific individuals are restricted from trading because they have material non-public information), but does not include any period when a regulator has halted trading in the Corporation Board Corporation. means a day other than a Saturday, Sunday or other day when banks in the City of Toronto, Ontario are not generally open for business. Cause Agreement, or if the Employment Agreement is silent or the Participant does not have an Employment Agreement,

- 2 - employment contract without notice, pay in lieu of notice, severance pay, or similar obligations, as that concept is interpreted and applied by the courts of Ontario. Change of Control (a) an amalgamation, merger, consolidation, arrangement or other reorganization involving the Corporation or any of its affiliates and another corporation or other legal entity, as a result of which the holders of the Shares immediately prior to the completion of that transaction hold less than a majority of the Shares after completion of that transaction; (b) any individual, entity or group of persons acting jointly or in concert, acquires or becomes the beneficial owner of, directly or indirectly, more than 50% of the Shares, whether through acquisition of previously issued and outstanding Shares, or of Shares that have not been previously issued, or any combination thereof, or any other transaction of similar effect; (c) the Corporation sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person or entity (other than a disposition or transfer of assets to an affiliate of the Corporation as part of a reorganization of assets of an affiliate of the Corporation), where the holders of Shares immediately prior to the completion of that transaction hold less than a majority of the common shares of the acquiring corporation or person immediately after the completion of such transaction; or (d) as a result of or in connection with the contested election of directors, the nominees named in the most recent Management Information Circular of the Corporation for election to the Board do not constitute a majority of the Board. Change of Control Period shorter of: (i) 24 months following a Change of Control; and (ii) the period of time following a Change of Control specified in the Committee Board the compensation of the executive officers and other employees, which, as at the effective date of the Plan, is the Compensation, Nomination and Governance Committee. Corporation Blackberry Limited. Employment Agreement Participant and a Participating Entity. Exercise Notice ans a written notice by a Participant addressed to the Secretary of the Corporation Exercise Price an Option.

- 3 - (a) in respect of any Option, the fifth (5th) anniversary of the Award Date unless another date is specified by the Board, provided that the Expiry Date may not be later than the fifth (5th) anniversary of the Award Date; (b) in respect of any RSU, the date specified in the applicable RSU Agreement, if any, as the date on which the RSU will be terminated and cancelled or, if no such date is specified in the RSU Agreement, December 31 of the third (3rd) calendar year following the Award Date. means the closing trading price of the Shares on the New York Stock Exchange or the Toronto Stock Exchange, as the case may be, on the applicable date, or if there is no closing trading price on that date, then on the last preceding date on which such a closing trading price was reported. Option in the Plan. Option Agreement (which may be in electronic form), between a Participant and the Corporation, substantially in the form attached as discretion of the Board, be necessary or advisable, evidencing the terms and conditions on which an Option has been granted under this Plan. Option Period Plan may be exercised. Participant determines may participate in this Plan. Participating Entity Corporation and any affiliate of the Corporation which is designated by the Board from time to time. Person association, unincorporated syndicate, unincorporated organization, trust, body administrator or other legal representative. Plan Blackberry Limited Equity Incentive Plan. Prior Plans Corporatio ed and Restated March 2012) and ed Share Unit Plan (as amended). RSU eans a right granted to a Participant to receive a Share or a cash payment based on the Market Value of a Share that generally becomes Vested, if at all, following a period of continuous employment and subject to the RSU Vesting Conditions. RSU Account out in Section 4.3. RSU Agreement (which may be in electronic form), between a Participant and the Corporation, substantially in the form attached as B additions thereto as may, in the discretion of the Board, be necessary or advisable, evidencing the terms and conditions on which an RSU has been granted under this Plan.

- 4 - RSU Vesting Conditions means any conditions relating to continued service with a Participating Entity for a period of time and/or any other conditions in respect of the Vesting of RSUs determined by the Board at the time of the Award. Settlement Date means, with respect to any RSU, the date upon which Vested RSUs under such Award shall be settled in the form elected by the Corporation pursuant to Section 4.4. Share Corporation. Substitute Awards assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any subsidiary of the Company or with which the Company or any subsidiary of the Company amalgamates. Termination Date : (a) subject to subparagraph (b) below, in the case of the termination of the resignation, the earlier of: (i) the date specified in the written notice of termination or resignation; and (ii) the last day worked by the Participant, provided such date shall not be prior to the last day of any minimum statutory notice period, if applicable; and (b) in the case of a Change of Control, where there is a termination of the ent other than for Cause, the last day worked by the Participant. Vested : (i) with respect to an Option, that it has become exercisable; and (ii) with respect to RSUs, the applicable RSU Vesting Conditions in relation to a whole or a percentage of the number of RSUs covered by an Award have been met. Vest Vesting Vesting Date : (i) with respect to an Option, the date on which it becomes exercisable; and (ii) with respect to RSUs, the date on which the applicable RSU Vesting Conditions are met. Vesting Period n Award, a period specified by the Board, commencing on the Award Date and ending no later than immediately prior to the Expiry Date. 1.3 Interpretation The Plan is to be interpreted as follows: (a) The use of headings is for ease of reference only and does not affect construction or interpretation of this Plan. (b) Where the context so requires, words importing the singular number include the plural and vice versa, and words importing the masculine gender include the feminine and neuter genders.

- 5 - (c) References to Sections and Subsections are references to sections and subsections in this Plan, unless otherwise specified. (d) All amounts paid or values to be determined under the Plan shall be in Canadian dollars. (e) Whenever the Board is to exercise discretion in the administration of the terms and conditions of this Plan or any Award d. (f) 1.4 Prior Plans This Plan is intended to replace the Prior Plans, which Prior Plans shall be automatically terminated and replaced and superseded by this Plan on the date on which this Plan is such that after the effective date of this Plan (as provided in Section 6.16), no awards may be granted under the Prior Plans. Notwithstanding the foregoing, any awards granted under the Prior Plans shall remain in effect pursuant to their terms (as they may be duly amended from time to time) and shall be governed by the terms of the Prior Plans, as applicable, under which they were first granted. SECTION 2 ADMINISTRATION 2.1 Administration This Plan will be administered by the Board and the Board has complete authority, in its discretion, to interpret the provisions of this Plan. In administering and interpreting the Plan, the Board may adopt, amend and rescind administrative guidelines and other rules and regulations relating to this Plan and make all other determinations and take all other actions necessary or advisable for the implementation and administration of this Plan which the Board determines, in its discretion, are necessary or advisable. actions within its authority under this Plan are final, conclusive and binding on the Corporation, its affiliates and all other Persons. 2.2 Delegation To the extent permitted by applicable law, the Board may, from time to time, delegate to the Committee or to the Executive Chair of the Corporation all or any of the powers conferred on the Board under the Plan. In such event, but only to the extent reasonably required for the purposes of such delegation, references to the Board mean and include the Committee or the Executive Chair, as applicable, and the Committee or the Executive Chair, as applicable, will exercise the powers delegated to it or to him by the Board in the manner and on the terms authorized by the Board. Any decisions made or actions taken by the Committee or the Executive Chair arising out of or in connection with the administration or interpretation of this

- 6 - Plan within its or his authority under this Plan, are final, conclusive and binding on the Participating Entities and all other Persons. 2.3 Eligibility (a) Participation in the Plan is entirely voluntary. (b) All employees of Participating Entities are eligible to participate in this Plan. (c) Eligibility to participate in the Plan does not confer upon any Person any right to be granted Awards pursuant to this Plan. In addition, no Participant has any claim or right to be granted an Award (including, without limitation, an Award granted in substitution for any Award that has expired pursuant to the terms of this Plan). 2.4 Taxes and Other Source Deductions The Corporation is authorized to deduct or withhold from any amount payable or credited hereunder such taxes and other amounts as it may be required by applicable law to deduct or withhold and to remit the amounts deducted or withheld to the applicable governmental authority as required by applicable law. If a Participating Entity is required under applicable law to deduct or withhold and remit to the applicable government authority an amount on account of tax in respect of any amount paid hereunder and there is insufficient cash paid hereunder from which to make the required deduction or withholding, the Participant shall: (a) pay to the Participating Entity sufficient cash as is reasonably determined by the Participating Entity to be the amount necessary to permit the required remittance; (b) authorize the Participating Entity, on behalf of the Participant, to sell in the market on such terms and at such time or times as the Participating Entity determines, a portion of the Shares issued hereunder to realize cash proceeds to be used to satisfy the required tax remittance; or (c) make other arrangements acceptable to the Participating Entity to fund the required tax remittance. 2.5 Information Each Participant shall provide the Corporation with all information the Corporation requires from that Participant in order to administer this Plan. 2.6 Indemnification Each member of the Board and the Committee is indemnified and held harmless by the Corporation against any cost or expense arising out of any act or omission in connection with this Plan to the extent permitted by applicable law. This indemnification is in addition to any rights of indemnification a Board or Committee member may have as director or otherwise.

- 7 - 2.7 Governing Law This Plan shall be governed by and construed and interpreted in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. 2.8 Total Shares Subject to Awards (a) Number of Shares. Subject to adjustment as provided in Section 6, a total of 33,875,000 Shares shall be authorized for Awards granted under the Plan, less 0.625 Share for every one (1) Share that was subject to an option granted after March 2, 2013 under any Prior Plan and one (1) Share for every one (1) Share that was subject to an award other than an option granted after March 2, 2013 under any Prior Plan. Any Shares that are subject to Options shall be counted against this limit as 0.625 Share for every one (1) Option granted, and any Shares that are subject to Awards other than Options shall be counted against this limit as one (1) Share for every one (1) share unit. After the effective date of the Plan (as provided in Section 6.16), no awards may be granted under any Prior Plan. (b) If (i) any Shares subject to an Award are forfeited, an Award expires or an Award is settled for cash (in whole or in part), or (ii) after March 2, 2013 any Shares subject to an award under any Prior Plan are forfeited, an award under any Prior Plan expires or is settled for cash (in whole or in part), then in each such case the Shares subject to such Award or award under any Prior Plan shall, to the extent of such forfeiture, expiration or cash settlement, be added to the Shares available for Awards under the Plan, in accordance with Section 2.8(d) below. In the event that withholding tax liabilities arising from an Award other than an Option or, after March 2, 2013, an award other than an option under any Prior Plan are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Corporation, the Shares so tendered or withheld shall be added to the Shares available for Awards under the Plan in accordance with Section 2.8(d) below. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under paragraph (a) of this Section: (i) Shares tendered by the Participant or withheld by the Corporation in payment of the purchase price of an Option or, after March 2, 2013, an option under any Prior Plan; (ii) Shares tendered by the Participant or withheld by the Corporation to satisfy any tax withholding obligation with respect to Options or, after March 2, 2013, options under any Prior Plan; and (iii) Shares reacquired by the Corporation on the open market or otherwise using cash proceeds from the exercise of Options, or after March 2, 2013, options under any Prior Plan. (c) Substitute Awards shall not reduce the Shares authorized for grant under the Plan, nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided in paragraph (b) above. Additionally, in the event that a company acquired by the Corporation or any subsidiary of the Corporation or with which the Corporation or any subsidiary of

- 8 - the Corporation combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or arrangement, the shares available for grant pursuant to the terms of such pre- existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or arrangement to determine the consideration payable to the holders of common shares of the entities party to such acquisition or arrangement) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided in paragraphs (b) above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or arrangement, and shall only be made to individuals who were not employees or directors prior to such acquisition or arrangement. (d) Any Shares that again become available for Awards under the Plan pursuant to this Section shall be added as (i) 0.625 Share for every one (1) Share subject to Options granted under the Plan or options granted under any Prior Plan, and (ii) as one (1) Share for every one (1) Share subject to Awards other than Options granted under the Plan or awards other than options granted under any Prior Plan. 2.9 Insider Participation Limits The grant of Awards under the Plan is subject to the following limitations: (a) No more than 10% of the Corporation may be issued under the Plan or pursuant to any other security based compensation arrangements of the Corporation in any one (1) year period. (b) No more than 5% of the Corporation may be issued under the Plan or pursuant to any other security based compensation arrangements of the Corporation to any one Participant. (c) No more than 10% of the Corporation may be issued to insiders under the Plan or under any other security based compensation arrangements of the Corporation within any one (1) year period or be issuable to insiders at any time. (d) 2.10 Award Agreements All grants of Awards under this Plan will be evidenced by Award Agreements. Any one of the Chief Financial Officer or the Executive Vice President of Human Resources of the Corporation is

- 9 - authorized and empowered to execute on behalf of the Corporation and deliver an Award Agreement to a Participant. SECTION 3 GRANT OF OPTIONS 3.1 Grant of Options Subject to Section 2.8, the Board may, in its discretion, from time to time, subject to the provisions of this Plan and such other terms and conditions as the Board may prescribe, grant Options to any Participant, and the Participant shall execute an Option Agreement evidencing the same. 3.2 Exercise Price The Exercise Price under any Option will be as determined by the Board at the time the Option is granted but may not be less than the Market Value of a Share at the Award Date. 3.3 Term of Options Subject to Section 3.8 and to any accelerated termination pursuant to the Plan, each Option expires on the Expiry Date. 3.4 Vesting Each Option shall vest and be exercisable at such times, in such manner and subject to such terms and conditions as the Committee or the Executive Chair, as applicable, may specify in the applicable Option Agreement, subject to the provisions of this Plan. In the event that the Participant does not remain actively employed by a Participating Entity during a Vesting Period due to an Approved Leave of Absence, the Vesting Period shall be extended for a time period equal to the length of the Approved Leave of Absence, provided that the affected Options shall vest prior to the Expiry Date. 3.5 Exercise of Options Subject to the provisions of this Plan and any Option Agreement, Options may be exercised by one of the following: (a) by delivery of a fully completed Exercise Notice to the Secretary of the Corporation accompanied by payment in full of the applicable Exercise Price. The Exercise Price may be paid by wire transfer, certified cheque, bank draft or money order payable to the Corporation; or (b) an election for the receipt, without payment by the Participant, of either (i) an amount in cash per Option or (ii) a net number of Shares (in each case, net of any applicable withholding taxes or deductions) equal to the difference between the Exercise Price of the Option and the price at which Solium or such other securities dealer as designated by the Corporation is able to sell the Shares in the capital markets, selected by such dealer in its discretion, or otherwise, on the

- 10 - trading day that the Exercise Notice is given. The transfer cost incurred to issue the Shares will be deducted from the net proceeds payable to the Participant. 3.6 Issue of Shares In the case of a Participant electing to receive Shares in accordance with Section 3.5(a) or Section 3.5(b)(ii), no Shares will be issued or transferred until full payment of the Exercise Price therefor has been received by the Corporation and all conditions to the issue of the Shares have been met. As soon as practicable after receipt of an Exercise Notice or election to receive Shares and full payment of the Exercise Price and the satisfaction of all conditions to the issue of the Shares, the Corporation will deliver or cause to be delivered to the Participant a certificate or certificates representing the acquired Shares or other evidence of the issuance of the acquired Shares. 3.7 Conditions to Delivery of Shares The Corporation subject to: (a) the satisfaction of all requirements under applicable laws in respect thereof and obtaining all approvals the Corporation shall determine to be necessary or advisable in connection with the authorization, issuance or sale thereof, including shareholder approval, if required; (b) if such Shares are listed on any stock exchange in Canada or the United States, compliance with the requirements of such stock exchanges; and (c) the receipt from the Participant of such representations, warranties, agreements and undertakings, including to future dealings in the such Shares, as the Corporation or its counsel determines to be necessary or advisable in order to ensure compliance with applicable laws. 3.8 Extension of Options that Expire During a Blackout Period If an Option would otherwise expire during a Blackout Period, the term of such Option shall automatically be extended until ten (10) Business Days after the end of the Blackout Period. 3.9 Effect of Exercise A Participant shall have no further rights, title or interest with respect to any Option that has been exercised. No dividends or dividend equivalents may be granted in connection with an Option. Other than pursuant to Section 6, the Board shall not without the approval of the Corporation shareholders (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option when the option price per Share exceeds the Market Value of one Share in exchange for cash or another award (other than in connection with a Change in Control), or (c) take any

- 11 - other action with respect to an Option that would be treated as a repricing under the rules and regulations of the stock exchanges in Canada and the United States on which the Shares are listed. SECTION 4 GRANT OF RSUs 4.1 Grant of RSUs The Board may, in its discretion, from time to time, subject to the provisions of this Plan and such other terms and conditions as the Board may prescribe, grant RSUs to any Participant, and the Participant shall execute an RSU Agreement. 4.2 Number of RSUs Each Award Agreement shall set forth the Award Date of the RSUs evidenced thereby, the number of RSUs subject to such Award (or the aggregate dollar value of the Award that will be divided by the Market Value on the Award Date and rounded down to determine the number of RSUs), the RSU Vesting Conditions and the applicable Vesting Period(s) and may specify such other terms and conditions as required under any provision of the Plan. In the event that the Participant does not remain actively employed by a Participating Entity during a Vesting Period due to an Approved Leave of Absence, the Vesting Period shall be extended for a time period equal to the length of the Approved Leave of Absence, provided that the affected RSUs shall vest prior to the Expiry Date. 4.3 RSU Accounts An RSU Account shall be maintained by the Corporation for each Participant and will be credited with such notional grants of RSUs as are received by a Participant from time to time. RSUs that fail to Vest in a Participant, or that are paid out to the Participant, shall be cancelled and shall cease to be reco RSU Account as of the date on which such RSUs are forfeited or cancelled under the Plan or are settled, as the case may be. No dividends or dividend equivalents may be credited in connection with an RSU. 4.4 Settlement of RSU Awards On the Vesting Date, or as soon as practicable following a Vesting Date, such day being the Settlement Date provided that such Settlement Date may not be later than the Expiry Date, the Corporation shall: (a) subject to Section 2.8, issue from treasury the number of Shares that are issuable to the Participant on the Settlement Date, as fully paid and non- assessable shares; or (b) pay an amount in cash to the Participant equal to the aggregate Market Value of the Shares covered by the Vested RSUs at the Settlement Date.

- 12 - Whether a Vested RSU is settled in accordance with Section 4.4(a) or Error! Reference source not found. shall be at the sole discretion of the Corporation. SECTION 5 TERMINATION OF EMPLOYMENT 5.1 Termination of Employment If the Participant ceases to be employed by a Participating Entity, the Participant shall forfeit all Awards which are not Vested on the Termination Date. The ions which are Vested on the Termination Date until the earlier of: (i) the Expiry Date; and (ii) ninety (90) days after the Termination Date, after which time all Options expire. 5.2 Death of the Participant A death shall immediately vest A Vested Options may be exercised by t , until the earlier of: (i) the Expiry Date; and (ii) six (6) months after the date of the death, after which time all Options expire Vested RSUs shall be settled by the Corporation in accordance with Section 4.4 and the Shares or the cash payment will be provided to the 5.3 Termination or following a Change of Control Notwithstanding Section 5.1, if on or following a Change of Control, (A) the employment of the Participant is terminated other than for Cause during the Change of Control Period or, (B) if the Corporation or any entity which is or would be the successor to the Corporation or which may issue securities in exchange for Shares in connection with the Change of Control becoming Awards under the Plan: all Awards granted to the Participant shall immediately Vest; all restrictions shall lapse; and all Vested Options may be exercised by the Participant until the earlier of the applicable Expiry Date and one (1) year after (i) the Termination Date or (ii) the effective date of the Change of Control, as applicable, after which time all Options Expire, and all Vested RSUs shall be settled by the Corporation in accordance with Section 4.4. 5.4 Discretion to Permit Exercise Subject to applicable laws, the Board may, in its discretion, at any time permit the exercise of any or all Awards case may be, in the manner and on the terms authorized by the Board in its discretion, provided that, in any case, none of the Board, the Committee or the Executive Chair may authorize the exercise of an Award pursuant to this Section 5 beyond the Expiry Date. 5.5 Employment Agreements Sections 5.1, 5.2 and 5.3 of the Plan are subject to the terms and Employment Agreement.

- 13 - SECTION 6 ADJUSTMENTS 6.1 General The provisions contained in this Plan and any Award Agreement and the existence of any Awards shall not affect in any way the right of the Corporation or its shareholders or affiliates to take any action, including any change in the Corporation any acquisition, disposition, amalgamation, combination, merger or consolidation, or the creation or issuance of any bonds, debentures, shares or other securities of the Corporation or of an affiliate thereof or the determination of the rights and conditions attaching thereto, or the dissolution or liquidation of the Corporation or of any of its affiliates or any sale or transfer of all or any part of their respective assets or businesses, whether or not any such corporate action or proceeding would have an adverse effect on this Plan or any Awards granted hereunder. 6.2 Reorganization of the Corporation If the Corporation effects a subdivision or consolidation of Shares or any similar capital reorganization, amalgamation, combination, recapitalization, stock split, reverse stock split, spin-off, or a payment of a dividend (whether in cash, shares or other property, other than an ordinary cash dividend), or if any other change is made in the capitalization of the Corporation that, in the opinion of the Board, would warrant the amendment or replacement of any existing Awards in order to adjust: (a) the number of Shares that may be acquired on the exercise of any outstanding Options; (b) the Exercise Price of any outstanding Options; or (c) Account; in order to preserve proportionately the rights and obligations of the Participants, the Board will authorize such steps to be taken as may be equitable and appropriate to that end. 6.3 Change of Control In the event of a Change of Control, the Board shall have the authority to take all necessary steps so as to ensure the preservation of the economic interests of the Participants in, and to prevent the dilution or enlargement of, any Options or RSUs, which unless otherwise provided in an Award Agreement shall include ensuring that the Corporation or any entity which is or would be the successor to the Corporation or which may issue securities in exchange for Shares upon the Change of Control becoming effective will assume each outstanding Award, or will provide each Participant with new or replacement or amended Options or RSUs which will continue to Vest following the Change of Control on similar terms and conditions as provided in this Plan.

- 14 - 6.4 Fractional Shares No fractional Shares will be issued on the exercise of an Option or the settlement of a RSU. Accordingly, if as a result of any adjustment to either the Exercise Price or the number of Shares issuable on exercise of an Option is made pursuant to the Plan, or to the number of RSUs in the Account, the Participant would become entitled to receive a fractional Share on the exercise of an Option or the settlement of a RSU, the Participant has the right to acquire only the number of full Shares and no payment or other adjustment will be made with respect to the fractional Shares so disregarded. 6.5 Legal Requirement The Corporation is not obligated to grant any Awards, issue or cause to be purchased any Shares or other securities, make any payments or take any other action if, in the opinion of the Board, in its discretion, such action would constitute a violation by a Participant or the Corporation of any provision of any applicable statutory or regulatory requirement of any government or governmental authority. 6.6 Rights of Participant The granting of any Award is not to be construed as giving a Participant a right to remain in the employ of a Participating Entity. The participation in the Plan by an employee of a Participating Entity shall be entirely optional. 6.7 Amendment or Discontinuance Subject to the final sentence of this Section 6.7, the Board may amend, suspend or terminate the Plan, or any portion thereof, at any time, subject to those provisions of applicable law (including, without limitation, the applicable rules, regulations and policies of any stock exchange) that require the approval of shareholders or any governmental or regulatory body. The Board may make amendments to the Plan or to any Award outstanding thereunder without seeking shareholder approval, except for the following types of amendments: (a) increasing the number of Shares reserved for issuance under the Plan or other Plan limits; (b) any change to the definition of Participant; (c) reducing the Exercise Price of an Option, except pursuant to Sections 6.2, or any cancellation and reissue of an Option; (d) extending the Expiry Date of an Award, except the automatic extension of an Award pursuant to Sections 3.8 or 4.2 or 4.4; (e) permitting Awards to be transferred other than by testate or intestate succession;

- 15 - (f) permitting the addition or modification of a cashless exercise feature, payable in cash or Shares, unless it provides for a full deduction of the number of underlying Shares from the Plan reserve; (g) permitting awards, other than Awards, to be made under the Plan; (h) amendments to this Section 6.7; or (i) amendments to the Plan required to be approved by shareholders under applicable law. Except as expressly set forth in the Plan, no action of the Board may adversely alter or impair the rights of a Participant under any Award previously granted to the Participant without the consent of the affected Participant. 6.8 Severability If any provision of this Plan or any Award Agreement is determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions are severable and enforceable in accordance with their terms, and all provisions will remain enforceable in any other jurisdiction. 6.9 General Restrictions and Assignment (a) Except as required by law, the rights of a Participant under this Plan are not capable of being anticipated, assigned, transferred, alienated, sold, encumbered, pledged, mortgaged or charged and are not capable of being subject to attachment or legal process for the payment of any debts or obligations of the Participant. (b) Rights and obligations under this Plan may be assigned by the Corporation to a successor in the business of the Corporation, any corporation resulting from any amalgamation, reorganization, combination, merger or arrangement of the Corporation, or any corporation acquiring all or substantially all of the assets or business of the Corporation. 6.10 Market Fluctuations (a) No amount will be paid to, or in respect of, a Participant under this Plan (including any Award and any Shares that have not been issued or as to which any applicable restriction has not lapsed), to compensate for a downward fluctuation in the price of the Shares, nor will any other form of benefit be conferred upon, or in respect of, a Participant for such purpose. Awards may be exercised during the life of the Participant only by the Participant or the r legal representative. (b) The Corporation makes no representations or warranties to Participants with respect to this Plan or the Awards whatsoever. Participants are expressly advised

- 16 - that the value of any Awards will fluctuate as the trading price of the Shares fluctuates. (c) In seeking the benefits of participation in this Plan, a Participant agrees to exclusively accept all risks associated with a decline in the market price of the Shares and all other risks associated with the Awards. 6.11 No Shareholder Rights Under no circumstances shall Awards be considered Shares or other securities of the Corporation, nor shall they entitle any Participant to exercise voting rights or any other rights attaching to the ownership of Shares or other securities of the Corporation, nor shall any Participant be considered the owner of Shares by virtue of the grant of Awards. 6.12 Unfunded and Unsecured Plan This Plan shall be unfunded and the Corporation will not secure its obligations under this Plan. To the extent any Participant or his or her estate holds any rights by virtue of a grant of Awards under this Plan, such rights shall be no greater than the rights of an unsecured creditor of the Corporation. 6.13 Non-Exclusivity Nothing contained in this Plan prevents the Board from adopting other or additional compensation arrangements for the benefit of any Participant, subject to any required regulatory or shareholder approval. 6.14 Other Employee Benefits The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or the settlement of an RSU will not constitute compensation with respect to which any other employee benefits of that Participant are determined including, without limitation, benefits under any bonus, pension, profit-sharing, insurance or salary continuation plan, except as otherwise specifically determined by the Board in writing. 6.15 Tax Consequences It is the responsibility of the Participant to complete and file any tax returns and pay all taxes that may be required under Canadian or other tax laws within the periods specified in those held responsible for any tax consequences to a Part participation in the Plan. 6.16 Effective Date This Plan became effective July 9, 2013, as amended and restated by the Board on December 19, 2013, June 18, 2014, May 6, 2015 and May 1, 2017, and confirmed by the Corporat shareholders on June 23, 2015 and June 21, 2017.

BLACKBERRY LIMITED EQUITY INCENTIVE PLAN OPTION AGREEMENT This Option Agreement is entered into between BlackBerry Limited Corporation you BlackBerry Limited Equity Incentive Plan (the Plan I ACCEPT button. The terms and conditions of the Plan are incorporated by reference as terms and conditions of this Option Agreement and all capitalized terms used in this Option Agreement have the meanings ascribed thereto in the Plan. This Option Agreement confirms that: 1. on Award Date 2. Participant 3. was granted _____________________________ Options Award 4. Exercise Price ; 5. the Award, to the extent noted immediately below, shall Vest at 5:00 p.m. Eastern time Vesting Date as to ______________ Options on <<Insert 1st Anniversary Date>>; as to ______________ Options on <<Insert 2nd Anniversary Date>>; as to ______________ Options on <<Insert 3rd Anniversary Date>>; as to ______________ Options on <<Insert 4th Anniversary Date>>; and as to ______________ Options on <<Insert 5th Anniversary Date>>; provided, however, that if you are not actively employed with a Participating Entity continuously during a Vesting Period due to an Approved Leave of Absence, the applicable Vesting Date shall be extended by a period equal to the aggregate of the period(s) of inactive employment between the Award Date and the Vesting Date, provided that the affected Options shall vest prior to the Expiry Date; 6. all Opt Expiry Date 7. all unvested Options will expire immediately, be forfeited and be of no force or effect on the date upon which you cease to be an officer or employee of a Participating Entity for any reason (other than your death), unless otherwise determined by the Board, the

-2- Committee or the Executive Chair, as applicable, at or after the time of grant, and any Vested Options will remain exercisable by you until the earlier of: (i) ninety (90) days after the date you cease to be an officer or an employee; and (ii) the Expiry Date; 8. for the purposes of the Plan and Section 7, above, you shall cease to be an employee or officer of a Participating Entity on the earlier of: (i) your last day worked; and (ii) the date of delivery of the notice of termination of employment, provided such date shall not be prior to the last day of any minimum statutory notice period, if applicable; 9. on a Change of Control, in the event your employment is terminated other than for Cause during the Change of Control Period, all Options granted pursuant to the Award will immediately Vest and will remain exercisable by you until the earlier of: (i) one (1) year after the date you cease to be an officer or an employee; and (ii) the Expiry Date; 10. if you die, all of your unvested Options will immediately Vest and your estate will have the rights that you have under the Plan and this Option Agreement with respect to the Vested Options which will remain exercisable by your estate until the earlier of: (i) six (6) months after the date of your death; and (ii) the Expiry Date; all on the terms and subject to the conditions set out in the Plan or as may be set out in your Employment Agreement, if any. By accepting this Option Agreement, you acknowledge and agree that: (i) you have received, read and understand the Plan and you will abide by its terms and conditions; (ii) the terms of this Award are to be treated by you as confidential; (iii) your right to participate in the Plan is only as set out herein and nothing herein, or otherwise, implies any right of you to participate, or be considered for participation, in any later grant of Options, which shall in all cases be at the sole discretion of the Corporation; (iv) an Option does not carry any voting rights; (v) during the period between granting of an Award and the Vesting Date of the Award (or settlement thereof) the value of an Option may be subject to stock market fluctuations and that the Corporation accepts no responsibility for any fluctuations in the value of an Award; (vi) at the sole discretion of the Corporation, the Plan can be administered by a designee of the Corporation and any communication from or to the designee shall be deemed to be from or to the Corporation;

-3- (vii) Personal Information identifies you, which may include, where applicable, your name, date of birth, contact information, employment information, and financial information), may be submitted to t dministrator (the Administrator party service providers, whether directly by you through your use of the Administrator Platform Corporation. You consent to the collection, use, processing, reproduction, storage, transmission, and/or disclosure of your Personal Information by the Administrator, the Corporation and/or third party service providers in order to: (i) properly identify you and establish and maintain your account(s) with the Administrator on, and provide services to you (including the processing of transaction instructions relating to the Plan and Awards made to you thereunder) through, the Administrator Platform; (ii) for any purposes permitted or required by any applicable law; (iii) from time to time, contact third parties who keep Personal Information about you in order to gather information necessary to properly service your account with the Administrator; (iv) complete and effect any filings, tax deductions, withholdings and remittances or other remittances required pursuant to any applicable law or regulation or the Plan or the Award Agreements between you and the Corporation relating to Awards to you under the Plan; an privacy policy, at http://www.blackberry.com/legal/privacy.shtml which are incorporated into this option Agreement by reference and which you hereby confirm Purpose type of Personal Information collected and used by the Administrator, third party service providers and/or the Corporation hereunder is limited to what is necessary to fulfill the Purpose. Your Personal Information will be kept confidential and will be disclosed only as necessary to fulfill the Purpose or as may otherwise be required by any applicable law or regulation. (viii) The Corporation and the Participating Entities assume no responsibility as regards to the tax consequences that participation in the Plan will have for you and you are solely liable for any taxes, interest or penalties associated therewith, whether income, sales, value-added (such as HST or GST), or other harmonized taxes which may be payable to Canada Revenue Agency under the Income Tax Act (Canada) or any other taxing authority in respect of any Option Award or interest charges thereon and the delivery of common shares of the Corporation or cash pursuant to any such award is contingent upon payment by you of applicable withholding requirements and applicable taxes may be withheld from any such payment in settlement of your Award by either the Administrator or the Corporation or one of their respective third party service providers. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR IN SUCH REGARD; (ix) laws in connection with any sale of Shares;

-4- (x) you may not sell the Shares if you are in possession of material information concerning the Corporation or its securities that is not generally known to the public and, even if you do not believe you are in possession of material non-public information about the Corporation or its securities, you may be subject to regular or special trading blackouts, pre-clearance requirements or other trading restrictions from time to time which you hereby agree to comply with; (xi) you represent that you are not currently subject to any cease trading order or similar restriction on trading Shares issued by any securities regulatory authority, and you agree that you will immediately notify the Corporation if you become subject to any such order or restriction; (xii) you have entered into the administration agreement required by the Administrator with the Corporation and this Award is subject to your compliance with the terms and conditions of that binding agreement with the Corporation; and (xiii) this Option Agreement will be governed by and construed in accordance with the law of Ontario, Canada and you, the Corporation and any other affiliate will submit to the jurisdiction of the courts of Ontario in relation to anything arising under this Agreement or the Plan. IN WITNESS WHEREOF the Corporation and the Participant have executed this option I ACCEPT BLACKBERRY LIMITED By: _____<<INSERT DIGITAL SIGNATURE>>_______________________ I ACKNOWLEDGE THAT I HAVE READ THE ABOVE TERMS AND CONDITIONS. I ACKNOWLEDGE THAT THE OPTION AWARD NOTED IN THE ABOVE OPTION AGREEMENT IS SUBJECT TO MY ACCEPTANCE OF THE ABOVE OPTION AGREEMENT. I UNDERSTAND THAT I WILL NOT BE ABLE TO MAKE ANY ELECTIONS OR RECEIVE ANY PROCEEDS OR COMMON SHARES IN RESPECT OF THE OPTIONS THAT ARE THE SUBJECT MATTER OF THIS OPTION AGREEMENT, UNLESS I ACCEPT AND ABIDE BY THIS OPTION AGREEMENT WITH THE CORPORATION. CLICKING THE "I ACCEPT" BUTTON IMMEDIATELY BELOW IS THE EQUIVALENT OF MY SIGNATURE. BY CLICKING ON THE "I ACCEPT" BUTTON, I AM INDICATING MY ACCEPTANCE OF THE ABOVE TERMS AND CONDITIONS AND AM CREATING A BINDING AGREEMENT BETWEEN ME AND THE CORPORATION. I ACCEPT

BLACKBERRY LIMITED EQUITY INCENTIVE PLAN RSU AGREEMENT This RSU Agreement is entered into between BlackBerry Limited Corporation you BlackBerry Limited Equity Incentive Plan (the Plan I ACCEPT button. The terms and conditions of the Plan are incorporated by reference as terms and conditions of this RSU Agreement and all capitalized terms used in this RSU Agreement have the meanings ascribed thereto in the Plan. This RSU Agreement confirms that: 1. on Award Date 2. Participant 3. was granted _____________________________ RSUs Award 4. vesting of the Award will not be subject to the attainment of performance objectives; 5. the Award, to the extent noted immediately below, shall Vest at 5:00 p.m. Eastern time Vesting Date as to ______________ RSUs on <<Insert 1st Anniversary Date>>; as to ______________ RSUs on <<Insert 2nd Anniversary Date>>; and as to ______________ RSUs on <<Insert 3rd Anniversary Date>>; provided, however, that if you are not actively employed with a Participating Entity continuously during a Vesting Period due to an Approved Leave of Absence, the applicable Vesting Date shall be extended by a period equal to the aggregate of the period(s) of inactive employment between the Award Date and the Vesting Date, provided that the affected RSUs shall vest prior to the Expiry Date; 6. All RSUs granted under this Award will expire on December 31, 20_ Expiry Date 7. the Award will expire immediately, be forfeited and be of no force or effect on the date upon which you cease to be an officer or employee of a Participating Entity for any reason (other than your death), unless otherwise determined by the Board, the Committee or the Executive Chair, as applicable, at or after the time of grant;

-2- 8. for the purposes of the Plan and Section 6, above, you shall cease to be an employee or officer of a Participating Entity on the earlier of: (i) your last day worked; and (ii) the date of delivery of the notice of termination of employment, provided such date shall not be prior to the last day of any minimum statutory notice period, if applicable; 9. on a Change of Control, in the event your employment is terminated other than for Cause during the Change of Control Period, all RSUs granted pursuant to the Award will immediately Vest; 10. if you die, all of your unvested RSUs will immediately Vest and your estate will have the rights that you have under the Plan and this RSU Agreement with respect to the Vested RSUs; all on the terms and subject to the conditions set out in the Plan and subject to the terms and conditions of your Employment Agreement, if any. By accepting this RSU Agreement, you acknowledge and agree that: (i) you have received, read and understand the Plan and you will abide by its terms and conditions; (ii) the terms of this Award are to be treated by you as confidential; (iii) your right to participate in the Plan is only as set out herein and nothing herein, or otherwise, implies any right of you to participate, or be considered for participation, in any later grant of RSUs, which shall in all cases be at the sole discretion of the Corporation; (iv) an RSU does not carry any voting rights; (v) during the period between granting of an Award and the Vesting Date of the Award (or settlement thereof) the value of an RSU may be subject to stock market fluctuations and that the Corporation accepts no responsibility for any fluctuations in the value of an Award; (vi) at the sole discretion of the Corporation, the Plan can be administered by a designee of the Corporation and any communication from or to the designee shall be deemed to be from or to the Corporation; (vii) Personal Information information that identifies you, which may include where applicable your name, date of birth, contact information, employment information, and financial information), may be submitted to al Inc. Administrator use of the Administrator Platform indirectly through the Corporation. You consent to the collection, use, processing,

-3- reproduction, storage, transmission, and/or disclosure of your Personal Information by the Administrator, the Corporation and/or third party service providers in order to: (i) properly identify you and establish and maintain your account(s) with the Administrator on, and provide services to you (including the processing of transaction instructions relating to the Plan and Awards made to you thereunder) through, the Administrator Platform; (ii) for any purposes permitted or required by any applicable law; (iii) from time to time, contact third parties who keep Personal Information about you in order to gather information necessary to properly service your account with the Administrator; (iv) complete and effect any filings, tax deductions, withholdings and remittances or other remittances required pursuant to any applicable law or regulation or the Plan or the Award Agreements between you and the Corporation relating to Awards to you under the Plan; and/or (v) for any of the other purposes which are set out in the http://www.blackberry.com/legal/privacy.shtml which are incorporated into this RSU Agreement by reference and which you hereby confirm and a Purpose amount and type of Personal Information collected and used by the Administrator, third party service providers and/or the Corporation hereunder is limited to what is necessary to fulfill the Purpose. Your Personal Information will be kept confidential and will be disclosed only as necessary to fulfill the Purpose or as may otherwise be required by any applicable law or regulation. (viii) The Corporation and the Participating Entities assume no responsibility as regards to the tax consequences that participation in the Plan will have for you and you are solely liable for any taxes, interest or penalties associated therewith, whether income, sales, value-added (such as HST or GST), or other harmonized taxes which may be payable to Canada Revenue Agency under the Income Tax Act (Canada) or any other taxing authority in respect of any RSU Award or interest charges thereon and the delivery of common shares of the Corporation or cash pursuant to any such award is contingent upon payment by you of applicable withholding requirements and applicable taxes may be withheld from any such payment in settlement of your Award by either the Administrator or the Corporation or one of their respective third party service providers. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR IN SUCH REGARD; (ix) laws in connection with any sale of Shares; (x) you may not sell the Shares if you are in possession of material information concerning the Corporation or its securities that is not generally known to the public and, even if you do not believe you are in possession of material non-public information about the Corporation or its securities, you may be subject to regular or special trading blackouts, pre-clearance requirements or other trading restrictions from time to time which you hereby agree to comply with;

-4- (xi) you represent that you are not currently subject to any cease trading order or similar restriction on trading Shares issued by any securities regulatory authority, and you agree that you will immediately notify the Corporation if you become subject to any such order or restriction; (xii) you have entered into the administration agreement required by the Administrator with the Corporation and this Award is subject to your compliance with the terms and conditions of that binding agreement with the Corporation; and (xiii) this RSU Agreement will be governed by and construed in accordance with the law of Ontario, Canada and you, the Corporation and any other affiliate will submit to the jurisdiction of the courts of Ontario in relation to anything arising under this RSU Agreement or the Plan. (xiv) If you are a resident of the United States, the intent of the Corporation is that payments and benefits under the Plan comply with Section 409A of the Internal Revenue Code of the maximum extent permitted, the Plan shall be interpreted and be administered to be in compliance therewith. It is intended that payments made in settlement of RSUs on or taxable year in which the right to the payment is no longer subject to a substantial risk of forfeiture shall be exempt from compliance with Section 409A pursuant to the exception for short-term deferrals set forth in Section 1.409A-1(b)(4) of the applicable Treasury Regulations. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A, a Participant shall not be considered to have terminated employment or service with the Corporation or its Affiliates for purposes of the Award and no payment shall be due to the Participant under the Award until the Participant would be Affiliates within the meaning of Section 409A. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards are payable upon a separation from service and such payment would result in the imposition on any individual of additional income tax under Section 409A, the settlement and payment of such awards shall instead be made on the first business day after the date that is six months following such separation from service (or death, if earlier), to the extent necessary to avoid the imposition of such taxes. IN WITNESS WHEREOF the Corporation and the Participant have executed this RSU Agreement I ACCEPT BLACKBERRY LIMITED By: _____<<INSERT DIGITAL SIGNATURE>>_______________________

-5- I ACKNOWLEDGE THAT I HAVE READ THE ABOVE TERMS AND CONDITIONS. I ACKNOWLEDGE THAT THE RSU AWARD NOTED IN THE ABOVE RSU AGREEMENT IS SUBJECT TO MY ACCEPTANCE OF THE ABOVE RSU AGREEMENT. I UNDERSTAND THAT I WILL NOT BE ABLE TO MAKE ANY ELECTIONS OR RECEIVE ANY PROCEEDS OR COMMON SHARES IN RESPECT OF THE RSUS THAT ARE THE SUBJECT MATTER OF THIS RSU AGREEMENT, UNLESS I ACCEPT AND ABIDE BY THIS RSU AGREEMENT WITH THE CORPORATION . CLICKING THE "I ACCEPT" BUTTON IMMEDIATELY BELOW IS THE EQUIVALENT OF MY SIGNATURE. BY CLICKING ON THE "I ACCEPT" BUTTON, I AM INDICATING MY ACCEPTANCE OF THE ABOVE TERMS AND CONDITIONS AND AM CREATING A BINDING AGREEMENT BETWEEN ME AND THE CORPORATION. I ACCEPT

Schedule C - Deferred Share Plan for Directors AMENDED AND RESTATED ARTICLE 1 INTRODUCTION 1.1 Purpose The BlackBerry Limited Amended and Restated Deferred Share Unit Plan for Directors has been established to attract and retain high quality Directors by providing such Directors with the opportunity to be credited with Deferred Share Units thereby allowing them to participate in the long term success of the Company and promoting a greater alignment of interests between the Directors and shareholders of the Company. 1.2 Definitions Wherever used in this Plan, the following words and terms have the respective meanings set out below unless the context otherwise requires: (a) Account means the account maintained by the Company for each Participant in connection with the operation of the Plan to which any Deferred Share Units and Dividend Equivalents in respect of a Participant will be credited under the Plan; (b) Administrator has the meaning set forth in Section 2.1; (c) Affiliate means a ulletin IT-337R4, Retiring Allowances (Archived) or any successor publication; (d) Annual Retainer means the retainer payable to a Participant for serving as a Director during a Fiscal Year, and for greater certainty, does not include any additional compensation payable to a Participant for any other employment or services to the Company or an Affiliate, including without limitation, any chairman fees, committee chair fees, per diem meeting fees or director and committee meeting fees; (e) Applicable Withholding Taxes has the meaning set forth in Section 2.3; (f) Automatic DSU Retainer means one hundred percent (100%) of the amount of Annual Retainer as may be determined by resolution of the Directors from time to time, which amount is required to be satisfied in the form of Deferred Share Units

(g) means each date on which Deferred Share Units are credited to a 5.1 which shall be, unless otherwise provided herein, the final Business Day of each Fiscal Quarter or, if the Participant ceases to serve as a Director other than on the final Business Day of a Fiscal Quarter, the last Business Day on which the Participant serves as a Director; (h) Award Market Value means, in respect of Participants who are not U.S. Participants, the closing trading price of a Company Share on the Toronto Stock Exchange on the Award Date, or if there is no trading of the Company Shares on the Toronto Stock Exchange on that day, the weighted average price for the five trading days on such exchange prior to that date, and in respect of U.S. Participants, the closing trading price of a Company Share on the New York Stock Exchange on the Award Date, or if there is no trading of the Company Shares on the New York Stock Exchange on that day, the weighted average price for the five trading days on such exchange prior to that date; (i) Beneficiary with Section 6.6 and the laws applying to the Plan, or where no such Person has been validly designated by the Participant, or where the Person designated is an representative; (j) Business Day means a day on which any Canadian stock exchange on which the Company Shares are listed and any U.S. stock exchange on which the Company Shares are listed are both open for the business of trading securities; (k) Committee means the committee responsible for recommending to the Directors the compensation of Directors and for administering the Plan, which at the Effective Date of the Plan is the Compensation, Nomination & Governance Committee of the Company; (l) Company means BlackBerry Limited, which is a corporation amalgamated under the laws of Ontario and includes any corporate successors and assigns thereto, and any reference in the Plan to activities by the Company means action by, or under the authority of, the Directors or the Committee or the Administrator, as applicable; (m) Company Share means a common share of the Company as presently constituted or any shares in the capital of the Company into which common shares are changed, reclassified, subdivided, consolidated or converted or which are substituted for such shares, or as such shares in the capital of the Company may further be changed, reclassified, subdivided, consolidated, converted or substituted;

(n) Deferred Share Unit means a unit of participation in the Plan, equivalent in value to a Company Share at the time of grant, and credited by means of a 5.1, and which entitles the holder thereof, at the time specified in the Plan, to receive the cash equivalent of Company Shares or, if the Company so determines, in its discretion, Company Shares, subject to the provisions of the Plan; (o) Designated Broker has the meaning set forth in Section 5.4(b); (p) Directors means the directors of the Company from time to time; (q) Dividend Equivalents means an amount expressed as whole or fractional Deferred Share Units, calculated in accordance with Section 5.2, and credited by means of a bookkeeping entry to each Par (r) Dividend Market Value means, in respect of Participants who are not U.S. Participants, the closing trading price of a Company Share on the Toronto Stock Exchange on the Dividend Payment Date, or if there is no trading of the Company Shares on that day, the weighted average price for the five trading days on such exchange prior to that date, and in respect of U.S. Participants, the closing trading price of a Company Share on the New York Stock Exchange on the Dividend Payment Date, or if there is no trading of Company Shares on that day, the weighted average price for the five trading days on such exchange prior to that date; (s) Dividend Payment Date means each date on which dividends are paid on Company Shares; (t) Dividend Record Date means the record date established in connection with a payment of a dividend by the Company on Company Shares to its shareholders for purposes of determining which shareholders are entitled to receive such dividend; (u) DSU Eligible Retainer means (i) in a Part as a Director, a nil amount, and (ii) in respect of any subsequent Fiscal Year, (A) Retainer, and (B) any additional compensation (other than equity-based including, without limitation, any chairman fees, committee chair fees, per diem meeting fees and director and committee meeting fees, that the Participant may elect to have satisfied in the form of Deferred Share Units credited to his or her Retainer shall not include any expenses for which the Participant is reimbursed; (v) Effective Date has the meaning set forth in Section 1.4; (w) Election and Acknowledgement Form has the meaning set forth in Section 4.1;

(x) Fiscal Year , in respect of the Company, means the fiscal year of the Company for accounting purposes, as determined from time to time, which at the Effective Date of the Plan is each one-year period ending on the last day of February, and means each three-month period ending on the last day of May, August, November and February; (y) Initial Retainer means the one-time payment or retainer payable to a Director appointment or election to the board of directors of the Company compensation policies which amount is required to be satisfied in the form of Deferred Share Units credited to the Participant under the Plan; (z) Insider Stock Exchange Company Manual as amended from time to time or any successor or replacement provision thereto; (aa) IRC means the United States Internal Revenue Code of 1986, as amended from time to time, and the treasury regulations promulgated thereunder. Any reference in this Plan to a provision of the IRC shall be read as a reference to that provision as it may be subsequently amended or to any successor provision thereto; (bb) ITA means the Income Tax Act (Canada), as amended from time to time, and the regulations promulgated thereunder. Any reference in this Plan to a provision of the ITA shall be read as a reference to that provision as it may be subsequently amended or to any successor provision thereto; (cc) Participant means a Director to whom Deferred Share Units have been, or will be, credited under the Plan; (dd) Participant Information has the meaning set forth in Section 2.4(a); (ee) Person means any individual, sole proprietorship, partnership, firm, entity, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, agency, and where the context requires, any of the foregoing when they are acting as trustee, executor, administrator or other legal representative; (ff) Plan means this BlackBerry Limited Amended and Restated Deferred Share Unit Plan for Directors, as amended from time to time in accordance with its terms; (gg) Redemption Date means, subject to Sections 5.4(c) and 5.4(d), (i) for a Participant who is not a U.S. Taxpayer, Date and such date, if any, as may be agreed Separation Date between the Company and the Participant (for greater certainty, such agreed date shall not be permitted to fall within a Regular Trading Blackout y), provided that, under no circumstances, shall the Redemption Date be later than December 15th of the calendar year commencing immediately following the Termination Event; and (ii) for a U.S. Taxpayer, the 30th day following the day (hh) Separation Date means, in respect of a Participant who is not a U.S. Taxpayer, the third Business Day after the Termination Event, provided however that if the Separation Date would otherwise fall within a Regular Trading Blackout or Special Trading Blackout within the meaning of the the third Business Day following the expiry of the Regular Trading Blackout and/or Special Trading Blackout; and (ii) December 15th of the calendar year commencing immediately following the Termination Event; (ii) Separation from Service in respect of a Participant who is a U.S. Taxpayer, any event that may qualify as a separation from service under IRC Treasury Regulation Section 1.409A-1(h). A U.S. Taxpayer shall be deemed to have separated from service if he or she dies, retires, or otherwise has a termination of employment as defined under IRC Treasury Regulation Section 1.409A-1(h); (jj) Termination Event means, in respect of a Participant, the time at which the Participant ceases to hold all positions with the Company or a corporation related to the Company within the meaning of the ITA death or retirement from, or loss of, an office or employment for purposes of paragraph (d) of Regulation 6801 to the ITA; (kk) U.S. Participant means a Participant who is both (i) a U.S. Taxpayer and (ii) a permanent resident of the United States of America; and (ll) U.S. Taxpayer means a Participant who is a U.S. citizen or U.S. permanent resident for purposes of the IRC or a Participant for whom the compensation subject to deferral under this Plan would otherwise be subject to U.S. taxation under the IRC. 1.3 Interpretation (a) Whenever the Directors or, where applicable, the Committee is to exercise discretion in the administration of the terms and conditions of this Plan, the term discretion of the Directors or the Committee, as the case may be. (b) the specified Article, Section, and Schedule of this Plan. Headings of Articles, Sections and Schedules are inserted for convenience of reference only and shall not affect the construction or interpretation of this Plan.

(c) Unless otherwise specified, time periods wherein or following which any payment (whether in cash or Company Shares) is to be made or act is to be done shall be calculated by excluding the day on which the period begins, including the day on which the period ends, and abridging the period to the immediately preceding Business Day in the event that the last day of the period is not a Business Day. In the event an action is required to be taken or a payment (whether in cash or Company Shares) is required to be made on a day which is not a Business Day, such action shall be taken or such payment shall be made on the immediately preceding Business Day. (d) Unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing gender include all genders. 1.4 Effective Date of the Plan This Plan, as amended, shall be effective from July 1, 2017 (the Effective Date ). The Directors shall review and confirm the terms of the Plan from time to time. Deferred Share Units granted and compensation paid or payable prior to the Effective Date shall be administered in accordance with the Plan provisions and related policies in effect prior to that date to the extent appropriate. Deferred Share Units granted and compensation paid or payable on or after the Effective Date shall be administered in accordance with these Plan provisions and related policies. 1.5 Schedules Incorporated By Reference The following Schedules are attached to the Plan and are incorporated by reference: Election and Acknowledgment Form Beneficiary Designation Form ARTICLE 2 ADMINISTRATION 2.1 Administration of the Plan (a) Except for those matters that cannot be delegated by the Directors: (i) the Plan shall be administered by the Committee and the Committee shall have full authority to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, and to make such determinations as, in its discretion, it deems necessary or desirable for the administration of the Plan; and (ii) all actions taken and decisions made by the Committee in this regard shall be final, conclusive, and binding on all parties concerned, including, but not limited to, the Company, the Participants, and any Beneficiary.

(b) The power of the Directors and/or the Committee to make material amendments to the Plan is subject to those provisions of applicable law (including, without limitation, the rules, regulations and policies of the Toronto Stock Exchange and the New York Stock Exchange) that require that shareholder approval of material amendments be obtained. (c) The Committee may, to the extent permitted by law, delegate any of its administrative responsibilities under the Plan and powers related thereto to one or more Persons including, without limitation, an officer of the Company (the ), and all actions taken and decisions made by such Administrator in this regard shall be final, conclusive, and binding on all parties concerned, including but not limited to, the Company, the Participants, and any Beneficiary. If no such Administrator is appointed by the Committee, or if at any time the position of Administrator is left vacant, all references herein to the Administrator is appointed by the Committee. (d) This Plan is intended to satisfy the requirements of Section 409A of the IRC and ITA on the basis that it satisfies the requirements of paragraph (d) of Regulation 6801 to the ITA, and shall be interpreted and administered consistent with such intent. 2.2 Determination of Value if Company Shares Not Publicly Traded Should the Company Shares no longer be publicly traded at the relevant time such that the Award Market Value and/or the Dividend Market Value cannot be determined in accordance with the formulae set out in the definitions of those terms, or if, in the opinion of the Directors, the price at which Company Shares are publicly traded does not reflect the fair market value of those securities at the relevant time, such values shall be determined by a qualified financial advisor selected by the Committee acting in good faith, or by the Committee acting in good faith. 2.3 Taxes and Other Source Deductions (a) The Company shall not be liable for any tax imposed on any Participant or any Beneficiary as a result of the crediting, holding or redemption of Deferred Share Units, amounts paid or credited to such Participant (or Beneficiary), or securities issued to such Participant (or Beneficiary) under this Plan. (b) It is the responsibility of the Participant (or Beneficiary) to complete and file any tax returns which may be required under any applicable tax laws within the period prescribed by such laws. (c) The Company shall be authorized to deduct, withhold and/or remit from any amount paid or credited hereunder (whether in Company Shares or cash), or otherwise, such amount as may be necessary so as to ensure the Company will be able to comply with the applicable provisions of any federal, provincial, state or local law relating to the withholding of tax or other required deductions, including on the amount, if any, includable in the income of a Participant or Beneficiary, as the case may be (the Applicable Withholding Taxes ). 2.4 Information (a) Each Participant shall provide the Company, the Committee, and the Administrator (either individually or all, as applicable) with all information Personal Information Protection and Electronic Documents Act (Canada), or any applicable provincial privacy legislation, they require to administer or operate the Plan or to permit the Participant to participate in the Plan (collectively, the Participant Information ). (b) The Company, the Committee and the Administrator may from time to time transfer or provide access to Participant Information to a third party service provider for purposes of the administration of the Plan provided that such service providers will be provided with such information for the sole purpose of providing services to the Company in connection with the operation or administration of the Plan and provided further that such service providers agree to take appropriate measures to protect the Participant Information and not to use it for any purpose except to administer or operate the Plan. By participating in the Plan, each Participant acknowledges that Participant Information may be so provided and agrees to its provision on the terms set forth herein, including where applicable, to the transfer of the Participant Information to the third service provider who may be located in or operating from the United States. (c) In addition, Participant Information may be disclosed or transferred to another party during the course of, or completion of, a change in ownership of, or the grant of a security interest in, all or a part of the Company or its Affiliates including through an asset or share sale, or some other form of business combination, merger or joint venture, provided that such party is bound by appropriate agreements or obligations and required to use or disclose the Participant Information in a manner consistent with this Section 2.4. (d) Except as contemplated in this Section 2.4, the Company, the Committee and the Administrator shall not disclose the Participant Information except in response to regulatory filing requirements or other requirements for the information by a government authority, regulatory body, or a self-regulatory body in which the Company participates in order to comply with applicable laws (including, without limitation, the rules, regulations and policies of the Toronto Stock Exchange and the New York Stock Exchange) or for the purpose of complying with a subpoena, warrant or other order by a court, Person or body having jurisdiction over the Company and/or such Persons to compel production of the Participant Information.

ARTICLE 3 COMPANY SHARES SUBJECT TO THE PLAN 3.1 Company Shares Subject to the Plan (a) This Section 3.1 applies to any securities that may be acquired by Participants on any Redemption Date pursuant to Section 5.4 that consist(s) of authorized but unissued Company Shares. (b) The aggregate number of Company Shares available for issuance hereunder from treasury shall be 1% of the issued and outstanding Company Shares, subject to adjustment for any subdivision, consolidation or distribution of Company Shares as contemplated by, and in accordance with, Section 5.5. (c) The number of Company Shares issuable at any time from treasury pursuant to the Deferred Share Units credited to Insiders under this Plan, together with any other compensation arrangement of the Company that provides for the issuance of Company Shares from treasury, shall not exceed ten percent (10%) of the issued and outstanding Company Shares. (d) The number of Company Shares issued to Insiders from treasury pursuant to the Deferred Share Units credited under this Plan, together with any other compensation arrangement of the Company that provides for the issuance of Company Shares from treasury, shall not, within a one (1) year period, exceed ten percent (10%) of the issued and outstanding Company Shares. (e) This Section 3.1 ight to elect under Section 5.4(b) will be effective only upon receipt of all necessary shareholder approvals of this Plan, as amended from time to time, as required by the rules, regulations and policies of the Toronto Stock Exchange, the New York Stock Exchange and any other stock exchange on which Company Shares are listed or traded. ARTICLE 4 PLAN PARTICIPATION 4.1 Time of Election (a) The amount of any Automatic DSU Retainer and the amount of any Initial Retainer which becomes payable to a Participant after the Effective Date of the Units pursuant to Section 5.1. (b) Each Participant shall have the right to elect, in advance, the portion of his or her DSU Eligible Retainer (in increments of five percent (5%)) that the Participant wishes to be satisfied by way of Deferred Share Units credited to his or her Account under the Plan (with the remainder, if any, to be received in cash), and shall have the right to amend or revoke such election annually, within the time periods specified below. The election or amended election, as the case may be, shall be made by completing, signing and delivering to the Committee or the Administrator, a written election and acknowledgement in the form attached to orm of election and acknowledgement acceptable to the Committee or the Administrator (the Election and Acknowledgement Form ). In order to make such election, the Participant must submit his or her Election and Acknowledgement Form as follows: (i) in the case of an existing Director, subject to subparagraph (iii) below, an election or amended election, as the case may be, must be filed within the period beginning after the third Business Day following the expiry of a Regular Trading Blackout, within the meanin trading policy, during the fourth Fiscal Quarter of the Fiscal Year immediately preceding the commencement of the Fiscal Year in respect of which the election applies, and ending (A) in the case of a Director who is not a U.S. Taxpayer, on the January 31st immediately preceding the Fiscal Year in respect of which the election applies, and (B) in the case of a Director who is a U.S. Taxpayer, on the December 31st immediately preceding the Fiscal Year in respect of which the election applies; (ii) in the case of a new Director, subject to subparagraph (iii) below, as soon as possible, and in any event no later than twenty-one (21) days after his or her election or appointment as a Director, with such election to apply in respect of any portion of the DSU Eligible Retainer that is payable after the date the relevant Election and Acknowledgement Form is received by the Committee or the Administrator and in the Fiscal Year during which such election or appointment is made; (iii) notwithstanding subparagraphs (i) and (ii) above, under no circumstances may an Election and Acknowledgement Form be filed until after the second Business Day following the expiry of a Regular Trading Blackout or a Special Trading Blackout, each within the meaning of the Com insider trading policy. In the event that an Election and Acknowledgement Form would otherwise be required to be filed within the period of a Regular Trading Blackout or a Special Trading Blackout, the filing deadline will be extended as follows: (A) in the case of an existing Director who is not a U.S. Taxpayer, until the final Business Day of the Fiscal Year immediately preceding the Fiscal Year in respect of which the election applies; and (B) in the case of a new Director, the Business Day immediately prior to the first Award Date immediately following his or her election as a Director; provided however, that in any circumstance where a Regular Trading Blackout or Special Trading Blackout continues until the date when an Election and Acknowledgement Form would otherwise be permitted to be filed under this subparagraph (iii), an existing Director will not be permitted to file an amended election in respect of the subsequent Fiscal Year, and in the case of a new Director, the portion of his or her DSU Eligible Retainer to be satisfied in Deferred Share Units for the Fiscal Year will be deemed to be fifty (50) percent.

Any such election shall be irrevocable in respect of the Fiscal Year for which it is originally made and will continue in effect thereafter until it is amended in accordance with this Section 4.1(b). Deferred Share Units shall be credited to the 5.1. Except in the case of a new Director, if no el Eligible Retainer within the time specified in 4.1(b) DSU El normal Director compensation policies. 4.2 Effect of Election considered to be Company Shares solely for the purpose of any requirements or Shares. ARTICLE 5 DEFERRED SHARE UNITS 5.1 Grant of Deferred Share Units (a) Subject to the following sentence, all Deferred Share Units granted to a Participa Account in quarterly installments effective as of the Award Date for that grant unt in full on the first Award Date following the Quarter during which the Participant ceases to serve as a Director, a pro rata portion of the quarterly installment otherwise applicable shall be credited to the within the Fiscal Quarter during which the Participant served as a Director. ordance with this Section 5.1 shall be fully vested at the time awarded. (b) The number of Deferred Share Units (including fractional Deferred Share Units and/or Automatic DSU Retainer, expressed in dollars and otherwise payable on compensation policies by (ii) the Award Market Value for the applicable Award Date. (c) In the case of a Participant who has made an election pursuant to Section 4.1(b), the number of Deferred Share Units (including fractional Deferred Share Units rounded to the fourth de dollars, that the Participant elects to have satisfied in the form of Deferred Share Units by (ii) the Award Market Value for the applicable Award Date. 5.2 Credits for Dividends additional Deferred Share Units (including fractional Deferred Share Units rounded to the fourth decimal place) as of each Dividend Payment Date. The number of such Dividend Account shall be computed by dividing: (a) the amount obtained by multiplying the amount of the dividend declared and paid per Company Share (or in the case of a stock dividend in the ordinary course, the cash equivalent thereof per Company Share based on the Dividend Market Value), expressed in dollars, by the number of Deferred Share Units recorded in (b) the Dividend Market Value, in respect of the dividend giving rise to the Dividend Equivalents. Dividend Equivalents credited to a Particip 5.2 shall be fully vested at the time awarded. 5.3 Reporting of Deferred Share Units Statements of the De Participants by the Administrator at least annually. Statements shall contain such information as the Committee may determine, in its discretion, from time to time or as otherwise may be required by law. 5.4 Redemption of Deferred Share Units (a) On the Redemption Date, the Company shall make to a Participant a cash payment equal to the product of the number of Deferred Share Units recorded in (other than Deferred Share Units forfeited in accordance with Section 5.4(c) of this Plan) multiplied by the weighted average trading price of a Company Share on the Toronto Stock Exchange, if the Participant is not a U.S. Participant, or the New York Stock Exchange, if the Participant is a U.S. Participant (or if the Company Shares are not then listed on the Toronto Stock Exchange or the New York Stock Exchange, as applicable, any other stock exchange on which Company Shares are listed) for the five (5) trading days immediately preceding the Redemption Date, less Applicable Withholding Taxes. (b) Subject to Section 5.4(d), and the receipt of all necessary shareholder approvals as required under the rules, regulations and policies of the Toronto Stock Exchange, the New York Stock Exchange and any other stock exchange on which Company Shares are listed or traded, the Company may, in lieu of the cash payment contemplated in Section 5.4(a) above, on the Redemption Date elect to either issue to the Participant or, through a broker designated by the Participant who is independent from the Company and any Affiliate (the Designated Broker ), acquire on behalf of such Participant, the number of whole Company Shares that Account (other than Deferred Share Units forfeited in accordance with Section 5.4(c) of this Plan) on the Redemption Date (less any amounts in respect of Applicable Withholding Taxes). If the Company elects to arrange for the purchase of Company Shares by a Designated Broker on behalf of the Participant, the Company shall contribute to the Designated Broker an amount of cash sufficient, together with any reasonable brokerage fees or commission fees related thereto, to purchase the whole number of Company Shares to which the Participant is entitled and the Designated Broker shall, as soon as practicable thereafter, purchase those Company Shares, on behalf of such Participant, on a stock exchange on which the Company Shares are listed or traded. In lieu of purchasing or issuing any fractional Company Share, as the case may be, any fractional used to satisfy any Applicable Withholding Taxes) as a lump sum cash amount (computed to the nearest cent and net of Applicable Withholding Taxes) equal to the relevant number of fractional Deferred Share Units multiplied by the weighted average trading price of a Company Share on the Toronto Stock Exchange if the Participant is not a U.S. Participant, or the New York Stock Exchange, if the Participant is a U.S. Participant, for the five (5) trading days immediately preceding the Redemption Date. (c) Notwithstanding any provision to the contrary herein, but subject to Section 5.4(d), if the Deferred Share Units of a U.S. Taxpayer are subject to tax under both the income tax laws of Canada and the income tax laws of the United States, the following special rules regarding forfeiture will apply. For greater clarity, these forfeiture provisions are intended to avoid adverse tax consequences under IRC Section 409A and/or under paragraph (d) of Regulation 6801 to the ITA that may result because of the different requirements as to the time of redemption of Deferred Share Units (and thus the time of taxation) with respect to a U.S. Termination Event (under Canadian tax law). The intended consequence of this Section 5.4(c) of the Plan is that payments to U.S. Taxpayers in respect of Deferred Share Units will only occur if such U.S. Taxpayer experiences both a Separation from Service and a Termination Event. If a U.S. Taxpayer does not experience both a Separation from Service and a Termination Event, including in the following circumstances enumerated below, such Deferred Share Units shall instead be immediately and irrevocably forfeited: (i) a U.S. Taxpayer experiences a Separation from Service as a result of a permanent decrease in the level of services such U.S. Taxpayer provides to the Company or a related entity that is considered the same service recipient under IRC Section 409A to less than 20% of his or her past service, but such U.S. Taxpayer continues to provide some level of service to the Company or a corporation related to the Company within the meaning of the ITA; (ii) a U.S. Taxpayer experiences a Separation from Service for the purposes of a distribution required under IRC Section 409A as a result of ceasing to be a member of the board of directors of the Company, but such U.S. Taxpayer continues providing services as an employee of the Company or a corporation related to the Company within the meaning of the ITA; or (iii) a U.S. Taxpayer experiences a Termination Event, but such U.S. Taxpayer continues to provide services as an independent contractor such that he or she has not experienced a Separation of Service. (d) Notwithstanding any other provision of the Plan, all amounts payable to, or in respect of, a Participant under this Section 5.4, including, without limitation, the issuance or delivery of Company Shares or a lump sum cash payment, shall be paid or delivered on or before December 31 of the calendar year commencing immediately following the Participant Termination Event. (e) Subject to Section 5.4(d) above, the Committee or the Administrator will use commercially reasonable efforts to ensure that delivery of the Company Shares and/or any cash payment required by this Section 5.4, is made within ten (10) Business Days after such Redemption Date. (f) Upon payment of any amount pursuant to this Section 5.4 in cash or Company Shares, as the case may be, the particular Deferred Share Units in respect of which such payment was made shall be cancelled and no further payments (whether in Company Shares or cash or otherwise) shall be made in relation to such Deferred Share Units. 5.5 Adjustments to Deferred Share Units In the event of any subdivision, consolidation or distribution of Company Shares to its shareholders (excluding by way of dividend payment in the ordinary course or a distribution of Company Shares under any compensation arrangement of the Company or any of its subsidiaries or other Affiliates controlled by the Company, that contemplates the issuance of Company Shares from treasury), or upon a capital reorganization, reclassification, exchange, or other change with respect to the Company Shares, or a consolidation, amalgamation, arrangement or other form of business combination of the Company with another Person, or a sale, lease or exchange of all or substantially all of shareholders (other than by way of dividend payment in the ordinary course), then the Account of each Participant and the Deferred Share Units outstanding under the Plan shall be adjusted in such manner, if any, as the Directors and the Committee deem appropriate in order to preserve, proportionally, the interests of Participants under the Account immediately after such an adjustment shall not exceed the dollar value of the

Defer and provided further that the value of Deferred Share Units shall always depend on the fair market value of Company Shares. All adjustments under this Section 5.5 shall, at all times, be in compliance with the requirements of Section 409A of the IRC and paragraph (d) of Regulation 6801 to the ITA. ARTICLE 6 GENERAL 6.1 Amendment, Suspension, or Termination of Plan (a) Subject to Sections 6.1(b) and 6.1(c), the Directors may amend, suspend or terminate this Plan, or any portion thereof, without shareholder approval, at any time, subject to those provisions of applicable law (including, without limitation, the rules, regulations and policies of the Toronto Stock Exchange and the New York Stock Exchange), if any, that require the approval of shareholders or any governmental or regulatory body be obtained. However, except as expressly set forth herein, no such amendment, suspension, or termination may adversely affect Deferred Share Units previously granted to a Participant at the time of such amendment without the consent of the affected Participant(s) and no such amendment, suspension or termination shall be such that the Deferred Share Units or this Plan cease to comply with the requirements of Section 409A of the IRC and paragraph (d) of Regulation 6801 to the ITA. Without limiting the generality of the foregoing, the Directors may make the following types of amendments to the Plan without seeking shareholder approval: (i) without limiting the generality of the foregoing, any amendment for the purpose of curing any ambiguity, error or omission in the Plan or to correct or supplement any provision of the Plan that is inconsistent with any other provision of the Plan; (ii) amendments necessary to comply with the provisions of applicable law (including, without limitation, the rules, regulations and policies of the Toronto Stock Exchange, the New York Stock Exchange, paragraph (d) of Regulation 6801 to the ITA and Section 409A of the IRC and related authority); (iii) amendments respecting administration of the Plan; (iv) any amendment to add or modify the vesting or redemption provisions of the Plan or any Deferred Share Unit; (v) the eligibility of any Participant; (vi) any amendment to facilitate the participation in the Plan by, and the granting of Deferred Share Units to, Directors who are subject to the laws of countries other than those of Canada, which grants may have terms and conditions that differ from the terms thereof as provided elsewhere in the Plan for the purpose of complying with foreign laws; (vii) amendments necessary to suspend or terminate the Plan; and (viii) any other amendment, whether fundamental or otherwise, not requiring shareholder approval under applicable law (including, without limitation, the rules, regulations and policies of the Toronto Stock Exchange and the New York Stock Exchange). Shareholder approval will be required for the following types of amendments (i) amendments to the number of Company Shares issuable from treasury under the Plan, including an increase to a fixed maximum number of Company Shares or a change from a fixed maximum number of Company Shares to a fixed maximum percentage; (ii) any amendment which would permit discretionary grants of Deferred Share Units to Directors; (iii) any amendment to remove or exceed the insider participation limits; (iv) any amendments to this amendment provision; and (v) amendments required to be approved by shareholders under applicable law (including, without limitation, the rules, regulations and policies of the Toronto Stock Exchange and the New York Stock Exchange). (b) Notwithstanding Section 6.1(a), the Plan may not be amended, suspended or terminated in any way that has the effect of accelerating payments to U.S. Taxpayers contrary to the requirements of Section 409A of the IRC. (c) Notwithstanding the provisions of this Article VI, any amendment, suspension or termination of the Plan shall be such that the Plan and the Deferred Share Units granted thereunder continuously satisfy the requirements of Section 409A of the IRC and paragraph (d) of Regulation 6801 to the ITA. (d) The Plan will finally cease to operate for all purposes when the last remaining Participant receives payment in respect of all Deferred Share Units recorded in the 6.2 Compliance with Laws The administration of the Plan shall be subject to and made in conformity with all applicable laws, regulations, policies, rules, notices and administrative practices (including, without limitation, the rules, regulations and policies of the Toronto Stock Exchange and the New York Stock Exchange that require shareholder approval of the

Plan and material amendments be obtained). Should the Committee, in its discretion, determine, having regard to the above-noted applicable laws, regulations, policies, rules, notices and administrative practices or other relevant circumstances, that it is not feasible or her DSU Eligible Retainer paid in the form of Deferred Share Units issued under the Plan, the amounts shall be paid in cash. 6.3 Reorganization of the Company The existence of any outstanding Deferred Share Units shall not affect in any way the right or power of the Company or its shareholders to make or authorize any adjustment, business, or any amalgamation, combination, merger or consolidation involving the Company or to create or issue any bonds, debentures, units or other securities of the Company or the rights and conditions attaching thereto or to effect the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar nature or otherwise. 6.4 General Restrictions Except as required by law or expressly contemplated herein, the rights of a Participant under the Plan or in respect of any Deferred Share Units are not capable of being assigned, transferred, alienated, sold, encumbered, pledged, mortgaged or charged. 6.5 Successors and Assigns The Plan shall be binding on all successors and assigns of the Company and in this regard, a corporate successor to the Company can assume the obligations of the Company hereunder (including, if applicable, substituting its shares for the Company Shares for purposes of the Plan) upon notice to the Participants, provided such assumption has been authorized by the Directors. 6.6 Designation of Beneficiary Subject to the requirements of applicable laws, a Participant may designate in writing a Person as a beneficiary to receive any benefits that are payable under the Plan upon the death of such Participant. The Participant may, subject to applicable laws, alter or revise such designation from time to time. The original designation or any change thereto shall rm and in such other manner as the Committee, in its discretion, may from time to time determine. 6.7 No Right to Serve (a) Neither participation in the Plan nor any action taken under the Plan shall give or be deemed to give any Participant a right to continued service to the Company or any Affiliate, and such participation shall not interfere with the right of the re-nominate the Participant as a Director. (b) Nothing in this Plan or t shall be construed to provide the Participant with any rights whatsoever to participate or continue to participate in this Plan, or to compensation or damages in lieu of continued participation or the right to participate in this Plan upon the termination of the Participant as Director of the Company, for any reason whatsoever. 6.8 No Shareholder Rights Except as provided in Section 4.2, under no circumstances shall Deferred Share Units the Company, nor shall they entitle any Participant to exercise voting rights or any other rights attaching to the ownership of Company Shares or other securities of the Company, nor shall any Participant be considered the owner of Company Shares by virtue of the award of Deferred Share Units, until and unless Company Shares have been issued or transferred to the Participant upon redemption of his or her Deferred Share Units. 6.9 Deferred Share Units Non-Transferable Deferred Share Units are non-transferable. 6.10 Unfunded and Unsecured Plan Unless otherwise determined by the Directors, the Plan shall be unfunded and the Company shall not secure its obligations under the Plan. To the extent any Participant or under the Plan, such rights (unless otherwise determined by the Directors) shall be no greater than the rights of an unsecured creditor of the Company. 6.11 No Other Benefit (a) No amount will be paid to, or in respect of, a Participant under the Plan to compensate for a downward fluctuation in the price of a Company Share, nor will any other form of benefit be conferred upon, or in respect of, a Participant (or a meaning of the ITA), for such purpose. (b) The Company makes no representations or warranties to Participants with respect to the Plan or the Deferred Share Units whatsoever. Participants are expressly advised that the value of any Deferred Share Unit in the Plan will fluctuate as the trading price of Company Shares fluctuates. Participants are further expressly advised that the amount of dividends that may be paid in respect of Company Shares, if any, will vary.

(c) In seeking the benefits of participation in the Plan, a Participant agrees to exclusively accept all risks associated with a decline in the market price of Company Shares and all other risks associated with the holding of Deferred Share Units. 6.12 Non-exclusivity of the Plan The adoption of the Plan by the Company shall not be construed as creating any limitations on the power or authority of the Directors to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Directors may deem necessary or desirable, or preclude or limit the continuation of any other plan, practice, or arrangement for the payment of compensation and other benefits to Directors generally, or to any class or group of Directors, that the Company has lawfully put into effect. 6.13 Governing Law The Plan shall be governed by, and interpreted in accordance with, the laws of the Province of Ontario and the federal laws of Canada applicable therein, without regard to principles of conflict of laws. 6.14 Language The parties hereunder have requested the present document and the related material to be drafted in the English language. Les parties aux présentes ont fait la demande expresse 6.15 Severability The invalidity or unenforceability of any provision of this Plan shall not affect the validity or enforceability of any other provision and any invalid or unenforceable provision shall be severed from this Plan. 6.16 Term Unless terminated earlier in accordance with the provisions contained herein, this Plan shall remain in effect for a period of ten (10) years from the Effective Date, at which time it shall terminate unless reconfirmed for a further ten (10) year term by resolution passed by a majority (or such greater percentage (or with such number of votes as may be excluded) as may be specified by the rules, regulations or policies of the Toronto Stock Exchange or the New York Stock Exchange) of votes cast by all holders of Company Shares who vote in respect of such reconfirmation at the annual general meeting of the Company immediately preceding the tenth (10th) anniversary of the Effective Date.

BLACKBERRY LIMITED AMENDED AND RESTATED DEFERRED SHARE UNIT PLAN FOR DIRECTORS ELECTION AND ACKNOWLEDGEMENT FORM 1. I acknowledge that one hundred percent (100%) of my Automatic DSU Retainer will be satisfied by the crediting to my Account of Deferred Share Units. 2. I acknowledge that one hundred percent (100%) of my Initial Retainer (if applicable) will be satisfied by the crediting to my Account of Deferred Share Units. 3. I elect to receive my DSU Eligible Retainer beginning in the [Fiscal Year] Award Year as follows: A. _____% in Deferred Share Units B. _____% in cash NOTE: The total amount of A and B must equal 100%. You must elect in increments of five percent (5%) under A and B. 4. I _____ am /_____ am not [please check as appropriate] currently a U.S. Taxpayer. 5. I acknowledge that: (a) I have received and reviewed a copy of the Plan and, I agree to be bound by the terms and conditions of the Plan; (b) my full Automatic DSU Retainer and Initial Retainer (if applicable) must be satisfied in Deferred Share Units; (c) the number of Deferred Share Units determined pursuant to the terms of the Plan that result from my election in paragraph 3 herein, will be credited to my Account in quarterly installments for each Fiscal Quarter while I remain a director pursuant to the Plan; (d) my election in paragraph 3 herein is subject to the terms of the Plan and is irrevocable for the Fiscal Year in respect of which it is made and will continue in effect thereafter unless amended; (e) I will be liable for income tax when a lump sum cash payment is made in respect of the value of the Deferred Share Units in my account or Company Shares are acquired on my behalf or are issued from treasury under the Plan to me in accordance with the terms of the Plan, and that the Company has not provided me with any tax advice with respect to the Plan (or the tax consequences upon a grant of Deferred Share Units) or the acknowledgements I have made in paragraphs 1 and 2 herein or the election I have made in paragraph 3 herein, and that I should confirm the tax treatment with my own tax advisor;

(f) no funds will be set aside to guarantee the satisfaction of Deferred Share Units and future satisfaction of Deferred Share Units will remain an unfunded liability on the books of the Company unless the Company changes its practice in this regard; and (g) the Company may elect to pay Deferred Share Units in the form of a lump sum cash amount or in the form of Company Shares at the time specified in accordance with the terms of the Plan. 6. I further acknowledge that as a Participant of the Plan, I am required to provide the Company, the Committee, and the Administrator (either individually or all, as applicable) with all information (including Participant Information) required to administer or operate the Plan or to permit my participation in the Plan, and I hereby consent to the collection or use of all such information by the Company, the Committee, and the Administrator. I understand that the Company, the Committee, and the Administrator may from time to time transfer or provide access to such information to third party service providers (including third party service providers who may be located in or operating from the United States) for purposes of the administration of the Plan, and that such Persons will be provided with such information for such purposes only. I also understand that Participant Information may be disclosed or transferred to another party during the course of, or completion of, a change in ownership of, or the grant of a security interest in, all or a part of the Company, provided that such party is bound by similar restrictions on its use of Participant Information. I also understand that the Company, the Committee, and the Administrator may from time to time disclose my Participant Information in response to regulatory filing or other requirements for the information by a regulatory body or a self- regulatory body in which the Company participates, or for the purpose of complying with a subpoena, warrant or other order by a court, Person or body having jurisdiction to compel production of the information, or as otherwise required by law. I acknowledge that withdrawal of the consent at any time may result in a delay in the administration of the Plan or in the inability of the Company, the Committee or the Administrator to deliver a lump sum cash amount or, where applicable, Company Shares to me in respect of any Deferred Share Units credited to my Account under the Plan. Signature: _____________________________________ Name (please print): _____________________________ Date: _________________________________________ All capitalized terms used in this Election and Acknowledgement Form have the meaning attributed to them in the Plan. In the event of any conflict between the information in this Election and Acknowledgement Form and the governing Plan document, the Plan document will prevail.

BENEFICIARY DESIGNATION FORM Please read the instructions and definitions on all pages before completing this form. BlackBerry Limited (the ) assumes no responsibility for its validity or sufficiency. Please PRINT all names (full name), relationship to Participant and percentage amounts. Date and sign as required at bottom of form. Please complete this form in duplicate and return both copies to the Company. For forms signed by Québec residents, the designation of the spouse is irrevocable unless otherwise specified. Name of Participant: __________________________________________ The undersigned hereby revokes any beneficiary designation or direction of payment previously made in respect to the proceeds payable upon the death of the Participant under the BlackBerry Limited Amended and Restated Deferred Share Unit Plan for Directors (the ) and directs that such proceeds be paid to: Name of New Primary Beneficiary(ies) Relationship to Participant Percentage __________________________________ ________________________ _________ __________________________________ ________________________ _________ __________________________________ ________________________ _________ __________________________________ ________________________ _________ Name of New Contingent Beneficiary(ies) Relationship to Participant Percentage __________________________________ ________________________ _________ __________________________________ ________________________ _________ __________________________________ ________________________ _________ __________________________________ ________________________ _________

Minor Clause check if necessary Please note that according to legal requirements, the Company cannot pay out to beneficiaries who are minors. A trustee for minor children must be designated, except in Québec where this is unacceptable at law. Trustee for Minor Children Full Name (please print) Relationship to Participant ____________________________________________ ______________________________ BENEFICIARY DESIGNATED in this form who is a minor on the date such payment falls due. It is hereby certified that the undersigned is/are the age of majority. _______________________________________________________ ________________________________________________________________________ Witness other than Beneficiary Date Signature of Participant Date ___________________________________________________ ___________________________________________________________________ Witness other than Beneficiary Date Signature of Irrevocable or Primary Beneficiary required (if applicable) Date

INSTRUCTIONS but it is not necessary to designate both types. P the form. Beneficiaries of the same type will share equally in any death benefit payable to them unless you specify otherwise. If a beneficiary dies before the benefit is payable, his or her share will be allocated equally among any surviving beneficiaries of the same type, unless you specify otherwise. The person signing the beneficiary designation form should initial any corrections to this form. ADDITIONAL PROVISIONS RELATING TO BENEFICIARY DESIGNATION Contingent Beneficiary: If the primary beneficiary or, where there is more than one primary beneficiary, all of the primary beneficiaries die before the Participant does, then the contingent beneficiary(ies) would become the new primary beneficiary(ies) automatically. Irrevocable Beneficiary: If a beneficiary designation is irrevocable, the signature of the irrevocable beneficiary is required for any changes, including a change of beneficiary. With one exception, designations are revocable unless specified irrevocable. In Québec, a designation in favour of a spouse is irrevocable unless specified otherwise. Per Stirpes: If you wish the descendants of a beneficiary to receive his or her portion of the benefit if the beneficiary If a beneficiary per stirpes dies before the Participant and has no descendants, their share is divided equally among the remaining beneficiaries. Payment to Beneficiaries: Unless you specify otherwise, the Company will pay the death benefit (in a lump sum installments) as follows: 1. to any primary beneficiaries who are alive when a benefit is payable; or 2. if no primary beneficiary is then alive, to any contingent beneficiaries who are then alive; or Trusts: If the beneficiary designated is the trustee of an inter vivos trust and if the Company receives proof satisfactory to it that the trust is not in effect when any death benefit is payable, then the Company will pay the death benefit as if the trust beneficiary had died before the Participant. If the beneficiary designated is the trustee of a testamentary trust, it will be deemed to be the trust which is created under a last will and testament and if, when the death benefit is payable, it is found that the last will and testament contains no trust or is not admitted to probate or the Participant died intestate, then the Company will pay the death benefit as if the trust beneficiary had died before the Participant. SPECIMEN DESIGNATIONS Primary - Mary Doe, wife Contingent - John Doe and James Doe, children, children born of the marriage of, or legally adopted by, the Participant and Mary Doe Primary - Mary Doe, wife Contingent - John Doe, James Doe and Ann Smith, children, children born of the marriage of the Participant and Mary Doe, and the issue equally per stirpes of each contingent beneficiary who may be deceased Primary - Mary Smith, wife Contingent - John Smith, and Ann Smith, children. Any payment due to a beneficiary during minority shall be paid to James Smith, brother of the Participant in trust for such beneficiary Testamentary Trust The trustee of the trust created in the last will and testament of the Participant Inter Vivos Trust John Doe, Director or any successor trustee of the Trust _________________________________________ Name of Trust _________________________________________ Effective Date of Trust

Schedule D - Employee Share Purchase Plan BLACKBERRY LIMITED 2015 EMPLOYEE STOCK PURCHASE PLAN 1. Purpose. This BlackBerry Limited 2015 Employee Stock Purchase Plan (the Plan ) is intended to provide employees of the Corporation and other Participating Entities with an opportunity to acquire a proprietary interest in the Corporation through the purchase of Shares. 2. Definitions. Administrative Agent means the financial services firm or other agent designated by the Corporation to maintain ESPP Share Accounts on behalf of Participants who have purchased Shares under the Plan. affiliate and jointly or in concert have the respective meanings set forth in the Securities Act (Ontario), as amended from time to time. Blackout Period means any period imposed by the Corporation applicable to a Participant, during which specified individuals, including insiders of the Corporation, may not trade in the Corporation s securities (including for greater certainty any period during which specific individuals are restricted from trading because they possess material non-public information), but does not include any period when a regulator has halted trading in the Corporation s securities. Board or Board of Directors means the Board of Directors of the Corporation, as constituted from time to time. Committee means the committee of the Board responsible for recommending to the Board the compensation of the executive officers and other employees, which, as at the effective date of the Plan, is the Compensation, Nomination and Governance Committee. Compensation means the base salary or base hourly wages for non- overtime work hours paid to an Eligible Employee by a Participating Entity as compensation for services to the Participating Entity, before deduction for any salary deferral contributions made by the Eligible Employee to any tax-qualified or nonqualified deferred compensation plan or contributions for any health or welfare benefit programs. Corporate Transaction means a sale or conveyance of all or substantially all of the property and assets of the Corporation or any merger, consolidation, amalgamation, combination or offer to acquire all of the outstanding Shares or other similar transaction.

Corporation means BlackBerry Limited, an Ontario corporation, including any successor thereto. Eligible Employee means an Employee who is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year. Notwithstanding the foregoing, the Committee may exclude from participation in the Plan or any Offering Employees who are highly compensated employees of any Participating Entity, Employees who have been employed by any Participating Entity for less than 2 years, officers of any Participating Entity and Employees whose principal duties consist of supervising the work of other Employees. The Board may from time to time establish different eligibility standards for Employees. Employee means any person who renders services to a Participating Entity as an employee pursuant to an employment relationship with such employer. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave or other leave of absence approved by a Participating Entity. Where the period of leave exceeds three (3) months, and the individual s right to re-employment is not guaranteed by statute or contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three-month period. Enrollment Form means an agreement pursuant to which an Eligible Employee may elect to enroll in the Plan, to authorize a new level of payroll deductions, or to stop payroll deductions and withdraw from an Offering Period. ESPP Share Account means an account into which Shares purchased with accumulated payroll deductions at the end of an Offering Period are held on behalf of a Participant. Fair Market Value means, as of any date, (i) the closing price of the Shares on the Toronto Stock Exchange, in relation to Participants whose Compensation is paid in Canadian dollars, or (ii) the closing price of the Shares on the New York Stock Exchange, in relation to Participants whose Compensation is paid in U.S. dollars or any other foreign currency. Initial Offering Period first Offering Period of the Plan, beginning July 1, 2015, and ending September 30, 2015. Offering Date means the first Trading Day of each Offering Period as designated by the Board. Offering Period means the period of time Participant payroll deductions are accumulated for the purchase of Shares on the Purchase Date. Pursuant to 2

Section 6, the Board may change the duration of future Offering Periods and/or the start and end dates of future Offering Periods. Participant means an Eligible Employee who is actively participating in the Plan. Participating Entity means the Corporation and any affiliate of the Corporation which is designated by the Board from time to time in its sole discretion. Plan means this BlackBerry Limited 2015 Employee Stock Purchase Plan, as set forth herein, and as amended from time to time. Purchase Date means the last Trading Day of each Offering Period. Purchase Price means that price set by the Board for a Participant of a specified Participating Entity to purchase a Share on the Purchase Date, which shall be no less than eighty-five percent (85%) of the Fair Market Value of a Share on the Purchase Date. Share means a common share of the Corporation. Termination Date means the earlier of: (i) the date specified in the written notice of termination or resignation; and (ii) the last day worked by the Participant, provided such date shall not be prior to the last day of any minimum statutory notice period, if applicable. Trading Day means any day on which each of the Toronto Stock Exchange and the New York Stock Exchange is open for trading. 3. Administration. This Plan will be administered by the Board and the Board has complete authority, in its discretion, to interpret the provisions of this Plan. In administering and interpreting the Plan, the Board may adopt, amend and rescind administrative guidelines and other rules and regulations relating to this Plan and make all other determinations and take all other actions necessary or advisable for the implementation and administration of this Plan, including without limitation adopting sub-plans applicable to particular Participating Entities or locations, which the Board determines, in its discretion, are necessary or advisable. The Board s determinations and actions within its authority under this Plan are final, conclusive and binding on the Corporation, its affiliates and all other persons. The Corporation shall pay all expenses incurred in the administration of the Plan except for brokerage fees or expenses associated with the sale or transfer of Shares by a Participant, which fees and expenses shall be borne by the Participants. 3

4. Delegation to Committee. To the extent permitted by applicable law, the Board may, from time to time, delegate to the Committee all or any of the powers conferred on the Board under the Plan. In such event, references to the Board mean and include the Committee and the Committee will exercise the powers delegated to it by the Board in the manner and on the terms authorized by the Board. Any decisions made or actions taken by the Committee arising out of or in connection with the administration or interpretation of this Plan within its authority under this Plan, are final, conclusive and binding on the Participating Entities and all other persons. 5. Eligibility. Unless otherwise determined by the Board in a manner that is consistent with this Plan, any individual who is an Eligible Employee as of the first day of the enrollment period designated by the Board for a particular Offering Period shall be eligible to participate in such Offering Period. 6. Offering Periods. The Plan shall be implemented by a series of Offering Periods. The first Offering Period shall be the Initial Offering Period (beginning July 1, 2015 and ending September 30, 2015). Thereafter, each Offering Period shall be six (6) months in duration, with new Offering Periods commencing on October 1 and April 1 of each year (or such other times as determined by the Board). The Board shall have the authority to change the duration, frequency, start and end dates of Offering Periods. 7. Participation. 7.1 Enrollment; Payroll Deductions. An Eligible Employee may elect to participate in the Plan in an Offering Period by properly completing and submitting an Enrollment Form not later than 5 business days following the first day of such Offering Period. Such Enrollment Form shall be submitted in accordance with the enrollment procedures established by the Board. Participation in the Plan is entirely voluntary. By submitting an Enrollment Form, the Eligible Employee authorizes payroll deductions from his or her Compensation in an amount equal to at least one percent (1%), but not more than fifteen percent (15%) of his or her Compensation on each pay day occurring during an Offering Period (or such other maximum percentage as the Board may establish from time to time before an Offering Period begins); provided, however, that in no event in any calendar year exceed U.S. $30,000 (or such lower amount as determined from time to time by the Board). Payroll deductions shall commence on the first payroll date following the Offering Date and end on the last payroll date on or before the Purchase Date. The Corporation shall maintain records of all payroll deductions but shall have no obligation to pay interest on payroll deductions or to hold such amounts in a trust or in any segregated account. Unless expressly permitted by the Board, a Participant may not make any separate contributions or payments to the Plan. 4

7.2 Employer Contributions. With the approval of the Board (and subject to the Purchase Price being set at no less than the Fair Market Value of a Share on the Purchase Date), a Participating Entity may provide a Participant with cash contributions to purchase Shares ( Employer Contribution ). Such Employer Contribution shall be combined with the Participant s accumulated payroll deductions and shall be used to purchase Shares on the Purchase Date. Such Employer Contribution shall not exceed 15% of the Participant s accumulated payroll deductions during each Offering Period. 7.3 Election Changes. A Participant may decrease or increase his or her rate of payroll deductions for any current Offering Period by submitting a new Enrollment Form authorizing the new rate of payroll deduction not later than 5 business days following the first day of such Offering Period. (or within such other timeframe as determined from time to time by the Board). Any changes made after such time will not become effective until the next Offering Period. Notwithstanding the foregoing, to the extent necessary to comply with any applicable limits on the amount of payroll deductions, a Participant s rate of payroll deductions may be decreased by the Corporation to as low as 0% at any time during an Offering Period. 7.4 Automatic Re-enrollment. The deduction rate selected in the Enrollment Form shall remain in effect for subsequent Offering Periods unless the Participant (i) submits a new Enrollment Form authorizing a new level of payroll deductions in accordance with Section 7.3, (ii) withdraws from the Plan in accordance with Section 11, or (iii) terminates employment or otherwise becomes ineligible to participate in the Plan. 7.5 Blackout Periods. Notwithstanding any other provision of the Plan, if a Blackout Period is in effect, (i) an Eligible Employee subject to the Blackout Period may not enroll until after the end of the Blackout Period, and (ii) a Participant subject to the Blackout Period may not make changes to authorized payroll deductions, or voluntarily withdraw from the Plan until after the end of the Blackout Period. 8. Grant of Right. On each Offering Date, each Participant in the applicable Offering Period shall be granted a right to purchase, on the Purchase Date, a number of Shares determined by dividing the Participant s accumulated payroll deductions during the Offering Period by the applicable Purchase Price. 9. Exercise of Right/Purchase of Shares. A Participant s right to purchase Shares will be exercised automatically on the Purchase Date of each Offering Period. The Participant s accumulated payroll deductions and any applicable Employer Contribution during the Offering Period will be used to purchase the maximum number of whole Shares that can be purchased with the amounts in the Participant s notional account. No fractional Shares may be purchased. However, the Participant s ESPP Share Account 5 will be credited with notional fractional Shares which will be aggregated with other notional fractional Shares credited from other Purchase Dates and any resulting whole Shares from such aggregation will be delivered to the Participant, subject to earlier withdrawal by the Participant in accordance with Section 11 or termination of employment in accordance with Section 12. 10. Transfer of Shares; Dividends. 10.1 As soon as reasonably practicable after each Purchase Date, the Corporation will arrange for the delivery to each Participant of the Shares purchased upon exercise of his or her right. Alternatively, other evidence of ownership of the Shares will be sent to the Participant if the Shares are to be held in book-entry form. The Board may permit or require that the Shares be deposited directly into an ESPP Share Account established in the name of the Participant with an Administrative Agent and may require that the Shares be registered in the name of the Administrative Agent, or its nominee, and held on behalf of the respective Participants. Whole Shares allocated to a Participant s ESPP Share Account shall be voted in accordance with the directions, if any, of the applicable Participant. 10.2 Cash dividends, if any, paid with respect to the Shares held in the ESPP Share Account under the Plan shall be automatically reinvested in Shares. Any share dividend or other distribution made to holders of Shares will be credited to and held in the Participant s ESPP Share Account. The Board shall have the right at any time or from time to time upon notice to Participants to change the default dividend reinvestment policy. 11. Withdrawal. 11.1 Withdrawal Procedure. A Participant may withdraw from an Offering by submitting to the Corporation a revised Enrollment Form indicating his or her election to withdraw at least thirty business days (or within such other timeframe as determined from time to time by the Board) before the Purchase Date. The accumulated payroll deductions held on behalf of a Participant in his or her notional account (that have not been used to purchase Shares) shall be paid or delivered, as applicable, to the Participant promptly following receipt of the Participant s Enrollment Form indicating his or her election to withdraw and the Participant s right shall be automatically terminated. If a Participant withdraws from an Offering Period, no payroll deductions will be made during any succeeding Offering Period, unless the Participant re-enrolls in accordance with Section 7.1 of the Plan. 11.2 Effect on Succeeding Offering Periods. A Participant s election to withdraw from an Offering Period will not have any effect upon his or her eligibility to 6 participate in succeeding Offering Periods that commence following the completion of the Offering Period from which the Participant withdraws. 12. Termination of Employment; Change in Employment Status. 12.1 Upon termination of a Participant s employment with a Participating Entity for any reason, including death, disability, resignation or retirement, or a change in the Participant s employment status following which the Participant is no longer an Eligible Employee, which in any case occurs at least five business days before the Purchase Date, the Participant will be deemed to have withdrawn from the Plan as of the Termination Date and the payroll deductions in the Participant s notional account (that have not been used to purchase Shares), shall be returned to the Participant, or in the case of the Participant s death, to the person(s) entitled to such amounts under Section 20, and the Participant s right shall be automatically terminated as of the Termination Date. If the Participant s Termination Date occurs within five business days before a Purchase Date, the accumulated payroll deductions and any applicable Employer Contribution shall be used to purchase Shares on the Purchase Date. 12.2 A Participant whose participation in the Plan has terminated as provided in Subsection 12.1 or his or her executors or administrators, as the case may be, may elect to deal with the Shares in their ESPP Share Account by completing a notice in the form prescribed by the Corporation and filing it with the Administrative Agent within ninety (90) days after termination of the Participant s participation in the Plan requesting that: (a) share certificates for all of the whole Shares in the Participant s ESPP Share Account be issued in his or her name or as directed, in which case the Administrative Agent shall make the necessary arrangements for the issuance and delivery of the appropriate certificates representing the Shares as soon as practicable following receipt of any such notice, and the Participant or his or her executors or administrators, as the case may be, will be responsible for paying any applicable fees in connection therewith (by deduction from their personal account prior to issuance of the share certificates); or (b) all of the whole Shares in the Participant s ESPP Share Account be sold and the proceeds distributed to him or her or as directed, in which case the Administrative Agent shall sell all such Shares as directed and forward the proceeds (net of any brokerage commissions and sales administration fees) to such Participant or as otherwise directed, or his to or her executors or administrators, as the case may be, as soon as practicable following receipt of any such notice. 12.3 If no notice is filed pursuant to Subsection 12.2 within ninety (90) days after the termination of a Participant s participation in the Plan, the Participant or his 7 or her executors or administrators, as the case may be, shall be deemed to have elected to request that the whole Shares in the Participant s ESPP Share Account be sold and the proceeds distributed to him or her or as directed, in which case the Administrative Agent shall sell all such Shares as directed and forward proceeds (net of any brokerage commissions and sales administration fees) to such Participant or as otherwise directed, or his to or her executors or administrators, as the case may be, as soon as practicable following the end of such period. 12.4 The Participant or his or her executors or administrators, as the case may be, shall be responsible for ensuring compliance with the provisions of applicable securities laws and applicable tax laws in respect of the tax consequences resulting from any transfer or sale or Shares pursuant to Subsections 12.2(b) or 12.3. 12.5 In all instances contemplated by this Section 12, the Participant shall receive the cash equivalent of any fractional Share credited to his or her ESPP Share Account. 13. Leave of Absence. If a Participant ceases to be an Eligible Employee as a result of an approved leave of absence, the Participant s participation in the Plan shall be suspended until the Participant s return and such Participant shall not be permitted to remit payments for the purchase of Shares. 14. Interest. No interest shall accrue on or be payable with respect to the payroll deductions of a Participant in the Plan. 15. Shares Reserved for Plan. 15.1 Number of Shares. A total of four million (4,000,000) Shares have been reserved as authorized for issuance under the Plan. The Shares purchased under the Plan may be Shares issued from treasury or Shares acquired on the open market. 15.2 Over-Subscribed Offerings. The number of Shares which a Participant may purchase in an Offering under the Plan may be reduced if the Offering is over-subscribed. No right granted under the Plan shall permit a Participant to purchase Shares which, if added together with the total number of Shares purchased by all other Participants in such Offering would exceed the total number of Shares remaining available under the Plan. If the Board determines that, on a particular Purchase Date, the number of Shares with respect to which rights are to be exercised exceeds the number of Shares then available under the Plan, the Corporation shall make a pro rata allocation of the Shares remaining available for purchase in as uniform a manner as practicable and as the Board determines to be equitable. 8

16. Participation Limits. The grant of rights under the Plan is subject to the following limitations: 16.1 No more than 10% of the Corporation s outstanding Shares may be issued under the Plan or pursuant to any other security based compensation arrangements of the Corporation in any one (1) year period. 16.2 No more than 5% of the Corporation s outstanding Shares may be issued under the Plan or pursuant to any other security based compensation arrangements of the Corporation to any one Participant. 16.3 ares (i) issued to insiders of the Corporation within any one year period, and (ii) issuable to insiders of the Corporation, at -based compensation arrangements, cannot exceed Shares, respectively. 16.4 For the purposes of this Plan, insider and security based compensation arrangement have the meanings set out in the TSX Company Manual. 17. Transferability. No payroll deductions credited to a Participant, nor any rights to receive Shares hereunder may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 20 hereof) by the Participant. Any attempt to assign, transfer, pledge or otherwise dispose of such rights or amounts shall be without effect. 18. Application of Funds. All payroll deductions received or held by the Corporation under the Plan may be used by the Corporation for any corporate purpose to the extent permitted by applicable law, and the Corporation shall not be required to segregate such payroll deductions or contributions. 19. Statements. Participants will be provided with statement, electronic or otherwise, at least annually which shall set forth the contributions made by the Participant to the Plan, the Purchase Price of any Shares purchased with accumulated funds, the number of Shares purchased, and any payroll deduction amounts remaining in the Participant s notional account. 20. Designation of Beneficiary. A Participant may file, on forms supplied by the Board, a written designation of beneficiary who is to receive any Shares and cash in respect of any fractional Shares, if any, from the Participant s ESPP Share Account under the Plan in the event of such Participant s death. In addition, a Participant may file a written designation of beneficiary who is to receive any cash withheld through payroll 9 deductions and credited to the Participant s notional account in the event of the Participant s death prior to the Purchase Date of an Offering Period. 21. Adjustments Upon Changes in Capitalization; Dissolution or Liquidation; Corporate Transactions. 21.1 Adjustments. In the event that any special dividend or other special distribution (whether in the form of cash, securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares, or other change in the Corporation s structure affecting the Shares occurs, then in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, the Board shall conclusively determine the appropriate equitable adjustments, if any, to be made under the Plan, including, without limitation, adjustments to the number of Shares which have been authorized for issuance under the Plan. 21.2 Dissolution or Liquidation. Unless otherwise determined by the Board, in the event of a proposed dissolution or liquidation of the Corporation, any Offering Period then in progress will be shortened by setting a new Purchase Date and the Offering Period will end immediately prior to the proposed dissolution or liquidation. The new Purchase Date will be before the date of the Corporation s proposed dissolution or liquidation. Before the new Purchase Date, the Board will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant s right will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 11. 21.3 Corporate Transaction. In the event of a Corporate Transaction, each outstanding right will be assumed or an equivalent right substituted by the successor corporation or a parent or subsidiary of such successor corporation. If the successor corporation refuses to assume or substitute the right, the Offering Period with respect to which the right relates will be shortened by setting a new Purchase Date on which the Offering Period will end. The new Purchase Date will occur before the date of the Corporate Transaction. Prior to the new Purchase Date, the Board will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant s right will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 11. 22. General Provisions. 22.1 No Right to Continued Service. Neither the Plan nor any rights hereunder will confer on any Participant the right to continue as an Employee or in any other capacity. 10

22.2 Rights As Shareholder. A Participant will become a shareholder with respect to the Shares that are purchased pursuant to rights granted under the Plan when the Shares are transferred to the Participant s ESPP Share Account. A Participant will have no rights as a shareholder with respect to Shares for which an election to participate in an Offering Period has been made until such Participant becomes a shareholder as provided above. 22.3 Indemnification. Each member of the Board is indemnified and held harmless by the Corporation against any cost or expense arising out of any act or omission in connection with this Plan to the extent permitted by applicable law. This indemnification is in addition to any rights of indemnification a Board member may have as director or otherwise. 22.4 Successors and Assigns. The Plan shall be binding on the Corporation and its successors and assigns. Rights and obligations under this Plan may be assigned by the Corporation to a successor in the business of the Corporation, any corporation resulting from any amalgamation, reorganization, combination, merger or arrangement of the Corporation, or any corporation acquiring all or substantially all of the assets or business of the Corporation. 22.5 Entire Plan. This Plan constitutes the entire plan with respect to the subject matter hereof and supersedes all prior plans with respect to the subject matter hereof. 22.6 Rights of Corporation. The provisions contained in this Plan and any rights available hereunder shall not affect in any way the right of the Corporation or its shareholders or affiliates to take any action, including any change in the Corporation s capital structure or its business, or any acquisition, disposition, amalgamation, combination, merger or consolidation, or the creation or issuance of any bonds, debentures, shares or other securities of the Corporation or of an affiliate thereof or the determination of the rights and conditions attaching thereto, or the dissolution or liquidation of the Corporation or of any of its affiliates or any sale or transfer of all or any part of their respective assets or businesses, whether or not any such corporate action or proceeding would have an adverse effect on this Plan or any rights hereunder. 22.7 Market Fluctuations. No amount will be paid to, or in respect of, a Participant under this Plan (including any Shares that have not been issued), to compensate for a downward fluctuation in the price of the Shares, nor will any other form of benefit be conferred upon, or in respect of, a Participant for such purpose. The Corporation and Administrative Agent make no representations or warranties to Participants with respect to this Plan or the Shares whatsoever. In seeking the benefits of participation in this Plan, a Participant agrees to exclusively accept all risks associated 11 with a decline in the market price of the Shares and all other risks associated with the rights hereunder. 22.8 Compliance With Law. The obligations of the Corporation under the Plan are subject to compliance with all applicable laws and regulations. Shares shall not be issued with respect to any right granted under the Plan unless the issuance and delivery of the Shares pursuant thereto shall comply with all applicable laws and the requirements of any stock exchange upon which the Shares may then be listed. 22.9 Effective Date. The Plan shall become effective on June 23, 2015 and, unless terminated earlier pursuant to Section 22.10, shall have a term of ten years. 22.10 Amendment or Termination. Subject to the final sentence of this Section 22.10, the Board may amend, suspend or terminate the Plan, or any portion thereof, at any time, subject to those provisions of applicable law (including, without limitation, the applicable rules, regulations and policies of any stock exchange) that require the approval of shareholders or any governmental or regulatory body. The Board may make amendments to the Plan without seeking shareholder approval, except for any amendment which: (a) increases the number of Shares reserved for issuance under the Plan or changes that number from a fixed number of Shares to a fixed maximum percentage; (b) increases or removes the insider participation limits in Section 16; (c) lowers the Purchase Price payable for Shares under the Plan; (d) increases the Employer Contribution; (e) amends the provisions of this Section 22.10; (f) extends eligibility to participate in the Plan to non-Employees; or (g) is required to be approved by shareholders under applicable laws, regulations or stock exchange rules. Except as expressly set forth in the Plan, no action of the Board may adversely alter or impair the rights that have accrued to a Participant on or prior to the date of amendment, suspension or termination without the consent of the affected Participant. 22.11 Governing Law. This Plan shall be governed by and construed and interpreted in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. 12

22.12 Withholding. To satisfy any applicable income and/or payroll tax withholding requirement, the Corporation may withhold (i) a sufficient number of Shares that would otherwise be delivered to a Participant upon the exercise of a right granted under this Plan or (ii) such income and/or payroll taxes from other sources of a Participant s Compensation. Each Participating Entity is authorized to deduct or withhold from any amount payable or credited hereunder such taxes and other amounts as it may be required by applicable law to deduct or withhold and to remit the amounts deducted or withheld to the applicable governmental authority as required by applicable law. If the Participating Entity is required under applicable law to deduct or withhold and remit to the applicable government authority an amount on account of tax in respect of any amount paid hereunder and there is insufficient cash paid hereunder from which to make the required deduction or withholding, the Participant shall: (a) pay to the Participating Entity sufficient cash as is reasonably determined by the Participating Entity to be the amount necessary to permit the required remittance; (b) authorize Participating Entity, on behalf of the Participant, to sell in the market on such terms and at such time or times as the Participating Entity determines, a portion of the Shares issued hereunder to realize cash proceeds to be used to satisfy the required tax remittance; or (c) make other arrangements acceptable to the Participating Entity to fund the required tax remittance, including authorizing additional tax withholding from other sources of compensation. 22.13 Unfunded and Unsecured Plan. This Plan shall be unfunded and the Corporation will not secure its obligations under this Plan. To the extent any Participant or his or her estate holds any rights under this Plan, such rights shall be no greater than the rights of an unsecured creditor of the Corporation. 22.14 Non-Exclusivity. Nothing contained in this Plan prevents the Board from adopting other or additional compensation arrangements for the benefit of any Participant, subject to any required regulatory or shareholder approval. 22.15 Other Employee Benefits. The amount of any compensation deemed to be received by a Participant as a result of participating in the Plan will not constitute compensation with respect to which any other employee benefits of that Participant are determined including, without limitation, benefits under any bonus, pension, profit-sharing, insurance or salary continuation plan, except as otherwise specifically determined by the Board in writing. 22.16 Tax Consequences. It is the responsibility of the Participant to complete and file any tax returns and pay all taxes that may be required under Canadian, U.S. or other tax laws within the periods specified in those laws as a result of the Participant s participation in the Plan. No Participating Entity shall be held responsible for any tax consequences to a Participant as a result of the Participant s participation in the Plan. 13

22.17 Severability. If any provision of the Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and the Plan shall be construed as if such invalid or unenforceable provision were omitted. 22.18 Headings. The headings of sections herein are included solely for convenience and shall not affect the meaning of any of the provisions of the Plan. 14

ADDENDUM: SUB-PLAN FOR THE UNITED STATES BLACKBERRY LIMITED 2015 EMPLOYEE STOCK PURCHASE PLAN Terms and Conditions for Participants Subject to Taxation in the United States 1. Purpose of Sub Plan. This Sub Plan (the Sub Plan ) of the BlackBerry 2015 Employee Stock Purchase Plan (the Plan ) was established by the Board for the purpose of granting rights under the Plan, to Participants who are subject to taxation in the United States, which qualify for the favorable income tax and social tax treatment under Section 423 of the United States Internal Revenue Code of 1986, as amended (the Code ). The terms and conditions detailed in this Sub Plan are to be read in conjunction with the Plan. To the extent that the terms and conditions of this Sub Plan conflict with the terms and conditions set forth in the Plan, the terms and conditions of this Sub Plan shall prevail. 2. Definitions. In lieu of the definitions provided for the following terms under the Plan, the following definitions shall apply to any rights granted under the Plan to any Participant who is subject to taxation in the United States. Corporate Transaction means a merger, consolidation, acquisition of property or stock, separation, reorganization or other corporate event described in Section 424 of the Code. Employee means any person who renders services to a Participating Entity as an employee pursuant to an employment relationship with such employer. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave or other leave of absence approved by the Entity that meet the requirements of United States Treasury Regulation ( Treas. Reg. ) Section 1.421-1(h)(2). Where the period of leave exceeds three (3) months, or such other period of time specified in Treas. Reg. Section 1.421-1(h)(2), and the individual s right to re-employment is not guaranteed by statute or contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three-month period, or such other period specified in Treas. Reg. Section 1.421-1(h)(2). means the Corporation or any Subsidiary which is designated by the Board from time to time in its sole discretion. Subsidiary means any corporation, domestic or foreign, of which not less than 50% of the combined voting power is held by the Corporation or a Subsidiary, whether or not such corporation exists now or is hereafter organized or acquired by the Corporation or a Subsidiary. In all cases, the determination of whether an entity is a Subsidiary shall be made in accordance with Section 424(f) of the Code. 15

3. Eligibility. Unless otherwise determined by the Committee in a manner that is consistent with Section 423 of the Code, any individual who is an Eligible Employee as of the first day of the enrollment period designated by the Committee for a particular Offering Period shall be eligible to participate in such Offering Period, subject to the requirements of Section 423 of the Code. Notwithstanding any provision of the Plan to the contrary, no Eligible Employee shall be granted a right under the Plan if (i) immediately after the grant of the right, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Corporation or hold outstanding rights to purchase stock possessing 5% or more of the total combined voting power of value of all classes of stock of the Corporation or any Subsidiary or (ii) such right would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Corporation and its Subsidiaries to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined at the time the right is granted) for each calendar year in which such right is outstanding at any time. #4212315 v1 16

Schedule E - Mandate of the Board of Directors of BlackBerry Limited MANDATE OF THE BOARD OF DIRECTORS OF BLACKBERRY LIMITED Board Corporation ecisions, delegates to management the authority and responsibility for the day-to-day affairs of the Corporation and reviews From time to time, the Board may delegate certain duties and responsibilities to committees comprised of its Directors Committee and a Compensation, Nomination & Governance Committee, to perform certain delegated duties and responsibilities in accordance with their respective charters. From time to time, the Board may also establish special committees to review and make recommendations on specific matters. Any delegation to a standing or special committee does not relieve the Board of its overall responsibilities. The Board may engage the services of independent advisors to assist the Board in fulfilling its duties and responsibilities. Committees of the Board also may engage the services of independent advisors in accordance with their respective charters. Meetings of the Board will be held at least quarterly and as otherwise required. 1. RESPONSIBILITIES OF THE BOARD responsibilities: 1) promoting a culture of integrity throughout the organization; 2) 3) overseeing the risk identification, assessment, management, monitoring and reporting activities of management to ensure the effective implementation of the risk management framework; 4) overseeing the compliance activities, including in the areas of legal/regulatory compliance and corporate policies within the purview of the Board; 5) organizational structure and succession planning; 6) at any time that the Board Chair is an officer or employee of the Corporation, monitoring the executive performance of the Board Chair and approving his or her compensation; 7) monitoring the Chief Executive Officer s performance (including his or her monitoring of other executive management), approving his or her policy for executive managers; 8) adopting and monitoring a disclosure policy for the Corporation; 9) monitoring the integrity of internal control and management information systems; and 10) 2. BOARD CHAIR AND RESPONSIBILITIES The Directors will elect one of the Directors to be the Board Chair. The Chair will facilitate the effective functioning of the Board and will provide leadership to the Board. The responsibilities of the Chair will include, among other things, the following: 1) Assume primary responsibility for the effective operation of the Board; 2) Act as liaison between the Board and the Chief Executive Officer and facilitate the proper flow of information to the Board from management; 3) In consultation with the Chief Executive Officer, take appropriate steps to foster an effective relationship between executive management personnel and the Board; 4) Lead the Board in monitoring and influencing strategic management; 5) Ensure that the responsibilities of the Board are well understood by both the Board and management; 6) Together with the other members of the Board, develop and maintain appropriate processes for the evaluation of the Chief Executive Officer and other executive management;

7) Lead and oversee compliance with the governance policies of the Board; 8) Together with the other members of the Board, develop and maintain procedures to regularly assess the effectiveness of the Board, its committees and individual Directors; 9) Consult with the Board, the Lead Director (if any), the Chief Executive Officer and the Corporate Secretary to set Board agendas that are based on the responsibilities of the Board and reflect current priorities and require that materials and any information sent to the Board are appropriate and timely; 10) Convene and chair meetings of the Board in a manner that facilitates debate and encourages Director participation; 11) Attend committee meetings as appropriate; 12) Communicate with Directors between meetings as appropriate; 13) Be available for consultation and direct communication with shareholders and other stakeholders, as considered appropriate; 14) Chair annual and special meetings of the shareholders of the Corporation; and 15) Perform such other duties and responsibilities as may be determined by the Board from time to time. In the event of a temporary absence of the Chair, the Lead Director or, in the absence of a Lead Director, another Director chosen by the Directors will perform the responsibilities of the Chair. 3. LEAD DIRECTOR AND RESPONSIBILITIES At any time that the laws and stock exchange rules, the independent Directors will elect one of the independent Directors to be the Lead Director with the intent that the Lead Director will provide independent leadership to the Board. The responsibilities of the Lead Director will include, among other things, the following: 1) Assume primary responsibility for the independence of the Board from management, and ensure that the boundaries between the Board and management are clearly understood and respected; 2) Convene and chair sessions of the Board, including at each quarterly scheduled meeting, consisting exclusively of independent directors in a manner that facilitates debate and encourages Director participation, and consult with the Chair on any matters arising out of such sessions; 3) Communicate with independent Directors and the Chief Executive Officer between meetings as appropriate, including with respect to Board agendas; 4) In consultation with the Compensation, Nominating and Governance Committee and the independent Executive Officer and of their performance; and 5) Ensure that the Board has sufficient resources to conduct its business independently in accordance with the principles set out in this Mandate and applicable law. In the event of a temporary absence of the Lead Director, one of the other independent Directors, as determined by a majority of the independent Directors, will perform the responsibilities of the Lead Director. 4. INDIVIDUAL MEMBER RESPONSIBILITIES In order to facilitate the Board fulfilling its role, each Director of the Board will: 1) Time and Attention: Attend, to the best of their ability, all Board and committee meetings, review materials in advance of those meetings and take an active part in Board discussions. 2) Best Practices: Strive to perform his or her duties in keeping with current and emerging corporate governance practices for directors of publicly traded corporations and the policies of the Corporation. 3) Continuing Education: Seek to participate in at least one director education program every twenty-four (24) months to remain current in, or expand upon, areas relevant to the duties of a Director. The frequency of Director education should be reviewed from time to time to address changing standards in good corporate governance relating to continuing director education. 4) Change of Employment Notification: or employment status to ensure that the impact on the Board, if any, and its ability to fulfill its role, can be evaluated by the Board.

5) Limit on Board Service: Without the prior consideration and approval of the Board, refrain from serving concurrently on more than four public company boards of directors or, in the case of any Director who is an executive officer of a public company, more than two public company boards of directors other than the board of the public company of which the Director is an executive officer. 6) Conflicts of Interest: Advise the Board of any conflicts, or potential conflicts, of interest in accordance of Business Standards and Principles. 5. CONTACTING THE BOARD Members of the Board can be contacted through the Corporate Secretary of the Corporation who may be contacted 2200 University Avenue East Waterloo, Ontario Canada N2K 0A7 Tel: (519) 888-7465 6. ANNUAL REVIEW OF BOARD MANDATE This Mandate of the Board will be reviewed annually and updated as the Board deems appropriate.